                                                                  EXHIBIT 10.4.1

                            LOAN AND SECURITY AGREEMENT
                                 (FIXED RATE #3)

                            DATED AS OF JUNE 25, 2004

                                     BETWEEN

                    THE BORROWERS LISTED ON SCHEDULE 1 HERETO
                                  AS BORROWERS

                                       AND

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                    AS LENDER

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                                TABLE OF CONTENTS

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                                                           ARTICLE I
                                                          DEFINITIONS

Section 1.1       Certain Defined Terms.........................................................................      1
Section 1.2       Accounting Terms..............................................................................     23
Section 1.3       Other Definitional Provisions.................................................................     23

                                                          ARTICLE II
                                                      TERMS OF THE LOAN

Section 2.1       Loan..........................................................................................     24
Section 2.2       Interest......................................................................................     24
Section 2.3       Interest Rate Cap Agreement...................................................................     25
Section 2.4       Payments......................................................................................     25
Section 2.5       Maturity......................................................................................     26
Section 2.6       Prepayment....................................................................................     26
Section 2.7       Outstanding Balance...........................................................................     27
Section 2.8       Taxes.........................................................................................     27
Section 2.9       Reasonableness of Charges.....................................................................     28
Section 2.10      Reserved......................................................................................     28
Section 2.11      Servicing/Special Servicing...................................................................     28
Section 2.12      Cross-Collateralization; Contribution; Release of Cross-Collateralization.....................     28

                                                           ARTICLE III
                                                        CONDITIONS TO LOAN

Section 3.1       Conditions to Funding of the Loan on the Closing Date.........................................     33

                                                            ARTICLE IV
                                                  REPRESENTATIONS AND WARRANTIES

Section 4.1       Organization, Powers, Capitalization, Good Standing, Business.................................     39
Section 4.2       Authorization of Borrowing, etc...............................................................     39
Section 4.3       Financial Statements..........................................................................     40
Section 4.4       Indebtedness and Contingent Obligations.......................................................     40
Section 4.5       Title to the Properties.......................................................................     40
Section 4.6       Zoning; Compliance with Laws..................................................................     41
Section 4.7       Leases; Agreements............................................................................     41
Section 4.8       Condition of the Properties...................................................................     43
Section 4.9       Litigation; Adverse Facts.....................................................................     43
Section 4.10      Payment of Taxes..............................................................................     43
Section 4.11      Adverse Contracts.............................................................................     43
Section 4.12      Performance of Agreements.....................................................................     44
Section 4.13      Governmental Regulation.......................................................................     44
Section 4.14      Employee Benefit Plans........................................................................     44
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Section 4.15      Broker's Fees.................................................................................     44
Section 4.16      Intentionally Deleted.........................................................................     44
Section 4.17      Solvency......................................................................................     44
Section 4.18      Disclosure....................................................................................     45
Section 4.19      Use of Proceeds and Margin Security...........................................................     45
Section 4.20      Insurance.....................................................................................     45
Section 4.21      Separate Tax Lots.............................................................................     45
Section 4.22      Investments...................................................................................     45
Section 4.23      Bankruptcy....................................................................................     45
Section 4.24      Defaults......................................................................................     45
Section 4.25      No Plan Assets................................................................................     45
Section 4.26      Governmental Plan.............................................................................     46
Section 4.27      Not Foreign Person............................................................................     46
Section 4.28      No Collective Bargaining Agreements...........................................................     46
Section 4.29      Condominium Property Documents................................................................     46
Section 4.30      Ground Leases.................................................................................     46
Section 4.31      No Prohibited Persons.........................................................................     47

                                                        ARTICLE V
                                              COVENANTS OF BORROWER PARTIES

Section 5.1       Financial Statements and Other Reports........................................................     48
Section 5.2       Existence; Qualification......................................................................     52
Section 5.3       Payment of Impositions and Claims.............................................................     53
Section 5.4       Maintenance of Insurance......................................................................     54
Section 5.5       Operation and Maintenance of the Properties; Casualty.........................................     57
Section 5.6       Inspection....................................................................................     60
Section 5.7       O&M Plan......................................................................................     61
Section 5.8       Intentionally Deleted.........................................................................     61
Section 5.9       Compliance with Laws and Contractual Obligations..............................................     61
Section 5.10      Further Assurances............................................................................     61
Section 5.11      Performance of Agreements and Leases..........................................................     61
Section 5.12      Leases........................................................................................     62
Section 5.13      Management; Franchise Agreement...............................................................     63
Section 5.14      Material Agreements...........................................................................     65
Section 5.15      Deposits; Application of Receipts.............................................................     65
Section 5.16      Estoppel Certificates.........................................................................     65
Section 5.17      Indebtedness..................................................................................     66
Section 5.18      No Liens......................................................................................     66
Section 5.19      Contingent Obligations........................................................................     67
Section 5.20      Restriction on Fundamental Changes............................................................     67
Section 5.21      Transactions with Related Persons.............................................................     67
Section 5.22      Bankruptcy, Receivers, Similar Matters........................................................     67
Section 5.23      ERISA.........................................................................................     68
Section 5.24      Press Release.................................................................................     68
Section 5.25      Ground Leases.................................................................................     68
Section 5.26      Condominium Property..........................................................................     71
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                                       ii

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Section 5.27      Lender's Expenses.............................................................................     73
Section 5.28      Distributions.................................................................................     74
Section 5.29      Completion of Required Capital Improvements...................................................     73
Section 5.30      Cancellation of Indebtedness; Settlement of Claims............................................     74

                                                      ARTICLE VI
                                                       RESERVES

Section 6.1       Security Interest in Reserves; Other Matters Pertaining to Reserves...........................     74
Section 6.2       Funds Deposited with Lender...................................................................     75
Section 6.3       Impositions and Insurance Reserve.............................................................     75
Section 6.4       FF&E Reserve..................................................................................     76
Section 6.5       Capital Improvement Reserve; Required Capital Improvements....................................     76
Section 6.6       Hazardous Materials Remediation Reserve.......................................................     76
Section 6.7       Conditions to Disbursements from Hazardous Materials Remediation Reserve and Capital
                  Improvement Reserve; Performance of Work......................................................     77
Section 6.8       Cash Trap Reserve.............................................................................     81

                                                      ARTICLE VII
                             LOCK BOX; CLEARING ACCOUNT; CENTRAL ACCOUNT; CASH MANAGEMENT

Section 7.1       Establishment of Deposit Account and Lock Box Account.........................................     82
Section 7.2       Application of Funds in Lock Box Account......................................................     84
Section 7.3       Application of Funds After Event of Default...................................................     84

                                                     ARTICLE VIII
                                             DEFAULT, RIGHTS AND REMEDIES

Section 8.1       Event of Default..............................................................................     84
Section 8.2       Acceleration and Remedies.....................................................................     87
Section 8.3       Performance by Lender.........................................................................     89
Section 8.4       Evidence of Compliance........................................................................     89

                                                      ARTICLE IX
                     SINGLE-PURPOSE, BANKRUPTCY-REMOTE REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 9.1       Applicable to all Primary Borrower Parties....................................................     89
Section 9.2       Applicable to Borrowers, General Partner and Member...........................................     92

                                                       ARTICLE X
                                   RESTRUCTURING LOAN, SECONDARY MARKET TRANSACTIONS

Section 10.1      Secondary Market Transactions Generally.......................................................     93
Section 10.2      Cooperation; Limitations......................................................................     94
Section 10.3      Information...................................................................................     95
Section 10.4      Additional Provisions.........................................................................     94
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                                      iii

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                                                      ARTICLE XI
                         RESTRICTIONS ON LIENS, TRANSFERS; ASSUMABILITY; RELEASE OF PROPERTIES

Section 11.1      Restrictions on Transfer and Encumbrance......................................................     96
Section 11.2      Transfers of Beneficial Interests in Borrowers................................................     96
Section 11.3      Assumability..................................................................................     97
Section 11.4      Release of Properties.........................................................................     99
Section 11.5      Reserved......................................................................................    100
Section 11.6      Sale of Building Equipment....................................................................    100
Section 11.7      Immaterial Transfers and Easements, etc.......................................................    101

                                                      ARTICLE XII
                                           RECOURSE; LIMITATIONS ON RECOURSE

Section 12.1      Limitations on Recourse.......................................................................    101
Section 12.2      Partial Recourse..............................................................................    102
Section 12.3      Miscellaneous.................................................................................    102

                                                     ARTICLE XIII
                                    WAIVERS OF DEFENSES OF GUARANTORS AND SURETIES

Section 13.1      Waivers.......................................................................................    103

                                                      ARTICLE XIV
                                                     MISCELLANEOUS

Section 14.1      Expenses and Attorneys' Fees..................................................................    105
Section 14.2      Indemnity.....................................................................................    105
Section 14.3      Amendments and Waivers........................................................................    106
Section 14.4      Retention of the Borrowers' Documents.........................................................    106
Section 14.5      Notices.......................................................................................    106
Section 14.6      Survival of Warranties and Certain Agreements.................................................    107
Section 14.7      Failure or Indulgence Not Waiver; Remedies Cumulative.........................................    107
Section 14.8      Marshaling; Payments Set Aside................................................................    108
Section 14.9      Severability..................................................................................    108
Section 14.10     Headings......................................................................................    108
Section 14.11     APPLICABLE LAW................................................................................    108
Section 14.12     Successors and Assigns........................................................................    109
Section 14.13     Sophisticated Parties, Reasonable Terms, No Fiduciary Relationship............................    109
Section 14.14     Reasonableness of Determinations..............................................................    109
Section 14.15     Limitation of Liability.......................................................................    109
Section 14.16     No Duty.......................................................................................    110
Section 14.17     Entire Agreement..............................................................................    110
Section 14.18     Construction; Supremacy of Loan Agreement.....................................................    110
Section 14.19     Consent to Jurisdiction.......................................................................    110
Section 14.20     Waiver of Jury Trial..........................................................................    110
Section 14.21     Counterparts; Effectiveness...................................................................    111
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                                       iv
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Section 14.22     Servicer......................................................................................    111
Section 14.23     Obligations of Borrower Parties...............................................................    111
Section 14.24     Additional Inspections; Reports...............................................................    111
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                                        v

                         LIST OF EXHIBITS AND SCHEDULES

Exhibit A            -   Properties
Exhibit B            -   Environmental Reports
Exhibit C            -   Franchise Agreements
Exhibit D            -   Allocated Loan Amounts/Aggregate Allocated Loan Amounts
Exhibit E            -   Management Agreements
Exhibit F            -   [Reserved]
Exhibit G            -   Property Improvement Plans
Exhibit H            -   [Reserved]
Exhibit I            -   Acceptable Franchisors
Exhibit J            -   Property Condition Reports
Exhibit K            -   Zoning Reports
Exhibit L            -   Certificate re: Work Reserves


Schedule 1           -   Borrowers
Schedule 2.4         -   Scheduled Mortgage Principal Payments
Schedule 2.12(G)     -   Crossed Loans/Crossed Borrowers
Schedule 3.1(A)      -   List of Loan Documents
Schedule 4.1(C)      -   Organizational Chart for Borrower Parties
Schedule 4.2         -   Consents
Schedule 4.5         -   Condemnation Proceedings
Schedule 4.5(A)      -   Rights to Purchase/Rights of First Offer
Schedule 4.7(B)      -   Rent Roll
Schedule 4.7(E)      -   Franchise Defaults
Schedule 4.9         -   Litigation
Schedule 4.14            ERISA Plans
Schedule 4.20        -   Insurance
Schedule 4.28        -   Collective Bargaining Agreements
Schedule 4.29        -   Condominium Property Documents
Schedule 4.30        -   Ground Leases
Schedule 5.14        -   Material Agreements
Schedule 6.5         -   Required Capital Improvements
Schedule 6.6         -   Environmental Work/O&M Plans
Schedule 6.7         -   Reserve Funding Conditions

                           LOAN AND SECURITY AGREEMENT

            This LOAN AND SECURITY AGREEMENT (this "LOAN AGREEMENT") is dated as of June 25, 2004 and entered into by and between the parties listed as Borrowers on SCHEDULE 1 hereto (collectively, "BORROWERS", and individually, each a "BORROWER"), and MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation (together with its successors and assigns, "LENDER").

            NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Borrowers and Lender agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

SECTION 1.1 CERTAIN DEFINED TERMS. The terms defined below are used in this Loan Agreement as so defined. Terms defined in the preamble and recitals to this Loan Agreement are used in this Loan Agreement as so defined.

      "ACCEPTABLE FRANCHISOR" and "ACCEPTABLE FRANCHISE NAME" means the franchisors identified on EXHIBIT I.

      "ACCEPTABLE MANAGER" means Lodgian Management Corp. or any other Affiliate of the Borrowers and, upon receipt of a Rating Confirmation, another reputable hotel management company with at least five (5) years experience managing hotel properties similar to the Properties and which at the time of its engagement is managing at least 5,000 hotel rooms (exclusive of the Properties).

      "ACCOUNT COLLATERAL" means all of the Borrowers' right, title and interest in and to the Accounts, the Reserves, all monies and amounts which may from time to time be on deposit therein, all monies, checks, notes, instruments, documents, deposits, and credits from time to time in the possession of Lender representing or evidencing such Accounts and Reserves and all earnings and investments held therein and proceeds thereof.

      "ACCOUNTS" means, collectively, the Deposit Account, the FF&E Reserve, any Loss Proceeds Account, the Lock Box Account, the Sub-Accounts thereof and any other accounts pledged to Lender pursuant to this Loan Agreement or any other Loan Document.

      "AFFILIATE" means in relation to any Person, any other Person: (i) directly or indirectly controlling, controlled by, or under common control with, the first Person; (ii) directly or indirectly owning or holding fifty percent (50%) or more of any equity interest in the first Person; or (iii) fifty percent (50%) or more of whose voting stock or other equity interest is directly or indirectly owned or held by the first Person. In addition, the Affiliates of each Borrower Party include, without limitation, all other Borrower Parties, irrespective of whether they now or hereafter satisfy the foregoing criteria. For purposes of this definition, "CONTROL" (including with correlative meanings, the terms "CONTROLLING", "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Where expressions such as "[name of party] or any Affiliate" are used, the same shall refer to the named party and any Affiliate of the named party. Further, the Affiliates of any Person that is an entity shall include all natural persons who are officers, directors, managing members, or general partners of the entity.

      "AGGREGATE ALLOCATED LOAN AMOUNT" means the aggregate portion of the Mezzanine Loan and the Loan allocated to each Property as set forth on EXHIBIT D.

      "AGGREGATE OUTSTANDING PRINCIPAL BALANCE" means, at the time of determination, the aggregate outstanding principal balance of the Mezzanine Loan and the Loan.

      "ALLOCABLE PORTION" means 25.70%.

      "ALLOCATED LOAN AMOUNT" means the portion of the Loan allocated to each Property as set forth on EXHIBIT D.

      "APPROVED ACCOUNTING FIRM" means Ernst and Young, PriceWaterhouseCoopers, Deloitte & Touche or KPMG Peat Marwick or any successor entity.

      "APPROVED CAPITAL IMPROVEMENT EXPENDITURES" has the meaning set forth in
Section 6.7.

      "APPROVED ENVIRONMENTAL EXPENDITURES" has the meaning set forth in Section 6.7.

      "APPROVED EXPENDITURES" has the meaning set forth in Section 6.7.

      "ARCHITECT" has the meaning set forth in Section 5.5.

      "ASSIGNMENTS OF LEASES" means, collectively, the Assignments of Leases and Rents of even date herewith from each of the Borrowers to Lender, constituting assignments of each Borrower's right, title and interest in the Leases and proceeds therefrom for each of their respective Properties as Collateral for the Loan, as same may be amended or modified from time to time.

      "ASSIGNMENTS OF MANAGEMENT AGREEMENTS" means, collectively, those certain Conditional Assignments of Hotel Management Agreements of even date herewith executed by each of the Borrowers and the applicable Manager, constituting an assignment of each Management Agreement as Collateral for the Loan, as same may be amended or modified from time to time.

      "ASSUMPTION" has the meaning set forth in Section 11.3.

      "BANKRUPTCY CODE" means Title 11 of the United States Code, as amended from time to time, and all rules and regulations promulgated thereunder.

      "BEVERAGE COMPANY" means any Person (other than any of the Borrowers) holding, or entitled to any proceeds from, any liquor license or other beverage permit for the sale of alcoholic beverages at any Property.

      "BOARD OF MANAGERS" means the board of managers, or similar governing entity, established for the governance of the condominium association established pursuant to the terms of the Condominium Property Documents.

      "BORROWER" and "BORROWERS" have the meanings set forth in the preamble; provided that, following a Release, "BORROWERS" means each of the Borrowers remaining as a party to the Loan Documents, and whose Properties remain encumbered by the Mortgages as Collateral for the Loan and "BORROWER" means any of such remaining parties.

      "BORROWER PARTY" and "BORROWER PARTIES" means, individually or collectively, the Borrowers, General Partner, Member and Guarantor.

      "BORROWER PARTY SECRETARY" has the meaning set forth in Section 3.1.

      "BUSINESS DAY" means any day excluding (i) Saturday, (ii) Sunday, (iii) any day which is a legal holiday under the laws of the State of New York, the state or states where the servicing offices of the Servicer, and, if the Loan becomes a "specially serviced mortgage loan" pursuant to the terms of any trust and servicing agreement entered into in connection with any Securitization backed in whole or in part by the Loan, the special servicer, are located or the state in which the corporate trust office of the trustee in connection with any such Securitization is located, and (iv) any day on which banking institutions located in such state are generally not open for the conduct of regular business.

      "CALCULATION DATE means (x) prior to the occurrence of a Cash Trap Event, the last day of each calendar quarter, and (y) during the continuance of a Cash Trap Event, the last day of each calendar month.

      "CAPEX/FF&E BUDGET" means the expenditures for Replacements and other expenditures for FF&E and Capital Expenditures set forth in an annual budget approved by Lender in writing (such approval not to be unreasonably withheld or delayed as long as the budget is consistent with the form of the CapEx/FF&E Budget provided to Lender prior to Closing), covering the planned FF&E expenditures and Capital Expenditures for the period covered by such budget, as same may be amended pursuant to Section 5.1(D) hereof.

      "CAPITAL EXPENDITURES" means expenditures for Capital Improvements.

      "CAPITAL IMPROVEMENTS" means capital improvements, repairs or alterations (including any improvements, repairs or alterations required pursuant to a Property Improvement Plan), FF&E and other capital items (whether paid in cash or property or accrued as liabilities) made by the Borrowers that, in conformity with GAAP, would not be included in the Borrowers' annual financial statements as an Operating Expense of the Properties.

      "CAPITAL IMPROVEMENT RESERVE" has the meaning set forth in Section 6.5.

      "CASH MANAGEMENT AGREEMENT" means the Cash Management Agreement of even date herewith among the Borrowers, Lender, Manager, and Lock Box Account Bank.

      "CASH TRAP EVENT" has the meaning set forth in Section 6.8.

      "CASH TRAP RESERVE" has the meaning set forth in Section 6.8.

      "CATEGORY" means the applicable Tier 1 Hotel, the Tier 2 Hotel or the Tier 3 Hotel category.

      "CLAIMS" has the meaning set forth in Section 5.3.

      "CLOSING" means the funding of the Loan.

      "CLOSING DATE" means the date on which the Closing occurs.

      "COLLATERAL" means rights, interests, and property of every kind, real and personal, tangible and intangible, which is granted, pledged, liened, or encumbered as security for the Loan or any of the other Obligations under this Loan Agreement, the Mortgages, the Cash Management Agreement or other Loan Documents, including without limitation the Properties and the Account Collateral.

      "COMPLIANCE CERTIFICATE" has the meaning set forth in Section 5.1.

      "CONDOMINIUM BORROWER" means, Servico Centre Associates, Ltd., the Borrower that owns the Condominium Property.

      "CONDOMINIUM DEFAULT" has the meaning set forth in Section 4.29.

      "CONDOMINIUM PROPERTY" means the Property currently operated as a Crowne Plaza, located in West Palm Beach, Florida.

      "CONDOMINIUM PROPERTY DOCUMENTS" means those certain documents identified on SCHEDULE 4.29.

      "CONTINGENT OBLIGATION", as applied to any Person, means any direct or indirect liability, contingent or otherwise, of that Person: (A) with respect to any indebtedness, lease, dividend or other obligation of another if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; (B) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings; (C) under any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement designed to protect against fluctuations in interest rates; or (D) under any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect that Person against fluctuations in currency values. Contingent Obligations shall include (i) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making (other than the Loan), discounting with recourse or sale with recourse by such Person of the obligation of another, (ii) the obligation to make take-or-pay or similar payments if required regardless of nonperformance by any other party or parties to an agreement, and (iii) any liability of such Person for the obligations of another through any agreement to purchase, repurchase or otherwise acquire such obligation or any property constituting security therefor, to provide funds for the payment or discharge of such obligation or to maintain the solvency, financial condition or any balance sheet item or level of income of another. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if not a fixed and determined amount, the maximum amount so guaranteed.

      "CONTRACTUAL OBLIGATION", as applied to any Person, means any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject, other than the Loan Documents.

      "CREDIT CARD COMPANIES" has the meaning set forth in Section 7.1.

      "CREDIT CARD RECEIVABLES PAYMENT DIRECTION LETTER" has the meaning set forth in Section 7.1.

      "CROSS GUARANTIES" shall mean (i) those certain Guaranties of the Loan, each dated as of the date hereof, executed by each of the Crossed Borrowers, and
(ii) those certain Guaranties of each of the Crossed Loans, each dated as of the date hereof, executed by each of the Borrowers.

      "CROSS RELEASE NOTICE" has the meaning set forth in Section 2.12(G).

      "CROSSED BORROWERS" shall mean the mortgage loan borrowers (other than the Borrowers) listed on SCHEDULE 2.12(G) attached hereto and made a part hereof, subject to modification pursuant to Section 2.12(G) hereof.

      "CROSSED INDEBTEDNESS" shall mean the Crossed Loans and all other "Indebtedness" as defined in each Crossed Loan Agreement.

      "CROSSED LOANS" shall mean each of the mortgage loans (other than the Loan) listed on SCHEDULE 2.12(G) attached hereto and made a part hereof with respect to each Crossed Borrower, subject to modification pursuant to Section 2.12(G) hereof.

      "CROSSED LOAN AGREEMENTS" shall mean those certain Loan Agreements, each dated as of the date hereof, between Lender and the Crossed Borrowers for the respective Crossed Loans, each as amended, modified, supplemented or restated from time to time, subject to modification pursuant to Section 2.12(G) hereof.

      "CROSSED LOAN DEFAULT" shall mean any "Event of Default" as defined in any Crossed Loan Agreement, subject to modification pursuant to Section 2.12(G) hereof.

      "CROSSED LOAN DOCUMENTS" shall mean the "Loan Documents" as defined in each Crossed Loan Agreement for each Crossed Loan, including without limitation the promissory note(s), Crossed Mortgages and Crossed Loan Agreement evidencing and/or securing each Crossed Loan, and each of the Crossed Guaranties relating to the respective Crossed Loans, subject to modification pursuant to Section 2.12(G) hereof.

      "CROSSED MORTGAGES" shall mean each of the mortgages, deeds of trust and deeds to secure debt, each dated as of the date hereof, from each Crossed Borrower to Lender, constituting a Lien on such Crossed Borrower's Crossed Property as security for the respective Crossed Loans, each as amended, modified, supplemented or restated from time to time, subject to modification pursuant to Section 2.12(G) hereof.

      "CROSSED PROPERTIES" shall mean the properties securing each Crossed Loan, as described in the respective Crossed Loan Agreement, subject to modification pursuant to Section 2.12(G) hereof.

      "D&O INSURANCE" has the meaning set forth in Section 5.4.

      "DEBT SERVICE COVERAGE RATIO" OR "DSCR" means, at any time of determination, Net Cash Flow for the trailing twelve (12) month period divided by the amount of interest that will be required to be paid over the succeeding twelve (12) months on the Loan and the Allocable Portion of the Mezzanine Loan, plus principal amortization of the Loan and the Allocable Portion of the Mezzanine Loan that would be required in respect of the then outstanding principal amount of the Loan and the Allocable Portion of the Mezzanine Loan over the succeeding twelve (12) months based on a twenty-five (25) year amortization schedule, calculated using the Interest Rate for the Loan and the actual interest rate on the Mezzanine Loan.

      "DEBT SERVICE SUB-ACCOUNT" has the meaning set forth in Section 7.1.

      "DEBT YIELD" means, at any time of determination, Net Cash Flow for the trailing twelve (12) month period divided by the then outstanding principal balance of the Loan and the Allocable Portion of the Mezzanine Loan.

      "DEFAULT" means any breach or default under any of the Loan Documents, whether or not the same is an Event of Default, and also any condition or event that, after notice or lapse of time or both, would constitute an Event of Default if that condition or event were not cured or removed within any applicable grace or cure period.

      "DEFAULT RATE" has the meaning set forth in Section 2.2.

      "DEPOSIT ACCOUNT" has the meaning set forth in Section 7.1.

      "DEPOSIT ACCOUNT AGREEMENT" has the meaning set forth in Section 7.1.

      "DEPOSIT BANK" has the meaning set forth in Section 7.1.

      "DISCLOSURE DOCUMENTS" has the meaning set forth in Section 10.3.

      "DOLLAR EQUIVALENTS" means (a) commercial paper rated P-1 or better by Moody's or A-1 or better by S&P or similarly rated by any successor to either of such rating services, (b) obligations of the United States government or any agency thereof which are backed by the full faith and credit of the United States, or (c) deposits, including certificates of deposit, in any commercial bank or trust company (i) which is registered to do business in any state of the

United States, (ii) which has capital and surplus in excess of $100,000,000 and
(iii) the short-term debt of which is rated A-1 or better by S&P or P-1 or better by Moody's or is similarly rated by any successor thereof, provided that each such item of commercial paper, each such obligation, and each such time deposit has a maturity date not later than thirty days after the date of purchase thereof.

      "DOLLARS" and the sign "$" mean the lawful money of the United States of America.

      "ELIGIBLE ACCOUNT" means a separate and identifiable account from all other funds held by the holding institution, which account is either (i) an account maintained with an Eligible Bank or (ii) a segregated trust account maintained by a corporate trust department of a federal depository institution or a state chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations ss. 9.10(b), which, in either case, has corporate trust powers and is acting in its fiduciary capacity or is otherwise acceptable to the Rating Agencies.

      "ELIGIBLE BANK" means a bank that satisfies the Rating Criteria.

      "EMPLOYEE BENEFIT PLAN" means any employee benefit plan within the meaning of Section 3(3) of ERISA (including any Multiemployer Plan) (i) which is maintained for employees of any of the Borrowers or any ERISA Affiliate, (ii) which has at any time within the preceding six (6) years been maintained for the employees of any of the Borrowers or any current or former ERISA Affiliate or
(iii) for which any of the Borrowers or any ERISA Affiliate has any liability, including contingent liability.

      "ENVIRONMENTAL INDEMNITY" means the Environmental Indemnity of even date herewith from the Borrowers and Guarantor to Lender, as same may be amended or modified from time to time.

      "ENVIRONMENTAL LAWS" means all present and future local, state, federal or other governmental authority, statutes, ordinances, codes, orders, decrees, laws, rules or regulations pertaining to or imposing liability or standards of conduct concerning environmental regulation (including, without limitation, regulations concerning health and safety), contamination or clean-up or the handling, generation, release or storage of Hazardous Material affecting the Properties including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, as amended, the Resource Conservation and Recovery Act, as amended, the Emergency Planning and Community Right-to-Know Act of 1986, as amended, the Hazardous Substances Transportation Act, as amended, the Solid Waste Disposal Act, as amended, the Clean Water Act, as amended, the Clean Air Act, as amended, the Toxic Substances Control Act, as amended, the Safe Drinking Water Act, as amended, the Occupational Safety and Health Act, as amended, any state superlien and environmental clean-up statutes and all regulations adopted in respect of the foregoing laws whether now or hereafter in effect.

      "ENVIRONMENTAL REPORTS" means those certain environmental reports and audits for the Properties as described on EXHIBIT B.

      "ENVIRONMENTAL WORK" has the meaning set forth in Section 6.6.

      "EO13224" has the meaning set forth in Section 4.31.

      "ERISA" means the Employee Retirement Income Security Act of 1974, and all rules and regulations promulgated thereunder.

      "ERISA AFFILIATE" means, in relation to any Person, any other Person under common control with the first Person, within the meaning of Section 4001(a)(14) of ERISA.

      "EURODOLLAR BUSINESS DAY" means any day on which banks in the City of London, England are generally open for interbank or foreign exchange transactions and which is also a Business Day.

      "EVENT OF DEFAULT" has the meaning set forth in Section 8.1.

      "EXCESS CASH FLOW" has the meaning set forth in the Cash Management Agreement.

      "EXCESS INTEREST" has the meaning set forth in Section 2.2.

      "EXCLUDED BORROWER" has the meaning set forth in Section 2.12(G) hereof.

      "EXCLUDED GUARANTIES" has the meaning set forth in Section 2.12(G) hereof.

      "EXCLUDED LOAN" has the meaning set forth in Section 2.12(G) hereof.

      "EXCLUDED LOAN AGREEMENT" has the meaning set forth in Section 2.12(G) hereof.

      "EXCLUDED LOAN DOCUMENTS" has the meaning set forth in Section 2.12(G) hereof.

      "EXCLUDED PROPERTY" has the meaning set forth in Section 2.12(G) hereof.

      "EXCULPATED PARTIES" has the meaning set forth in Section 12.2.

      "EXTRAORDINARY RECEIPTS SUB-ACCOUNT" has the meaning set forth in the Cash Management Agreement.

      "FF&E" means all machinery, furniture, furnishings, equipment, fixtures (including, without limitation, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures), inventory and articles of personal property and accessions, renewals and replacements thereof and substitutions therefor (including, without limitation, beds, bureaus, chiffonniers, chests, chairs, desks, lamps, mirrors, bookcases, tables, rugs, carpeting, drapes, draperies, venetian blinds, screens, paintings, hangings, pictures, divans, couches, luggage carts, luggage racks, stools, sofas, chinaware, linens, pillows, blankets, glassware, foodcarts, cookware, dry cleaning facilities, dining room wagons, tools, keys or other entry systems, bars, bar fixtures, liquor and drink dispensers, ice makers, radios, clock radios, television sets, intercom and paging equipment, electric and electronic equipment, dictating equipment, private telephone systems, medical equipment, potted plants, heating, lighting and plumbing fixtures, fire prevention and extinguishing apparatus, cooling and air-conditioning systems, elevators, escalators, fittings, plants, apparatus, stoves, ranges, refrigerators, laundry machines, tools, machinery, engines, dynamos, motors, boilers, incinerators, switchboards, conduits, compressors, vacuum cleaning systems, floor cleaning, waxing and polishing equipment, call systems, brackets, electrical signs, bulbs, bells, fuel, conveyors, cabinets, lockers, shelving, spotlighting equipment, dishwashers, garbage disposals, washer and dryers), other customary hotel equipment and other tangible property of every kind and nature whatsoever owned by the Borrowers, or in which the Borrowers have or shall have an interest, now or hereafter located at the Properties, or appurtenant thereto, and useable in connection with the present or future operation and occupancy of the Properties and all building equipment, material and supplies of any nature whatsoever owned by the Borrowers, or in which the Borrowers have or shall have an interest, now or hereafter located at the Properties, or appurtenant thereto, and useable in connection with the present or future operation, enjoyment and occupancy of the Properties.

      "FF&E RESERVE" means the reserve established pursuant to Section 6.4.

      "FINANCIAL STATEMENTS" means statements of operations and retained earnings, statements of cash flow and balance sheets.

      "FINANCING STATEMENTS" means the Uniform Commercial Code Financing Statements naming the applicable Borrower Parties as debtor, and Lender as secured party, required under applicable state law to perfect the security interests created hereunder or under the other Loan Documents.

      "FITCH" means Fitch, Inc.

      "FORCE MAJEURE" means acts of god, governmental restrictions, stays, judgments, orders, decrees, enemy actions, civil commotion, fire, casualty, strikes or work stoppages which are industry-wide and not aimed at the Borrowers or their Affiliates, or other causes beyond the reasonable control of the Borrowers and/or their Affiliates, but the Borrowers' lack of funds in and of itself shall not be deemed a cause beyond the control of the Borrowers.

      "FRANCHISE AGREEMENTS" means, collectively, those certain agreements described in EXHIBIT C and any replacement franchise agreement which may hereafter be entered into in accordance with the terms and conditions hereof by any of the Borrowers, as franchisee, pursuant to which the Borrowers have the right to operate the Properties under names and hotel systems controlled by the Franchisor.

      "FRANCHISOR" means the current hotel franchisor or licensor with respect to each Property or any other successor franchisor or licensor permitted pursuant to Section 5.13.

      "FRANCHISOR LETTER" means, with respect to each Property, a comfort letter(s), and/or similar instrument(s) from the related Franchisor to Lender acknowledging the Loan and providing certain assurances, reasonably satisfactory to Lender, with respect thereto.

      "FUNDING LOSSES" has the meaning set forth in Section 2.10.

      "FUNDING PARTY" means any bank or other entity, if any, which is indirectly or directly funding Lender with respect to the Loan, in whole or in part, including, without limitation, any direct or indirect assignee of, or participant in, the Loan.

      "GAAP" means generally accepted accounting principles as set forth in Statement on Auditing Standards No. 69 entitled "The Meaning of Presenting Fairly in Conformity with Generally Accepted Accounting Principles in the Independent Auditor's Report" issued by the Auditing Standards Board of the Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board to the extent such principles are applicable to the facts and circumstances as of the date of determination.

      "GENERAL PARTNER" means, individually or collectively, those parties identified on SCHEDULE 4.1(C) as "General Partners", and any other entity which is now or hereafter becomes a general partner of any of the Borrowers under such Borrower's limited partnership agreement.

      "GOVERNMENTAL AUTHORITY" means, with respect to any Person, any federal or state government or other political subdivision thereof and any entity, including any regulatory or administrative authority or court, exercising executive, legislative, judicial, regulatory or administrative or quasi-administrative functions of or pertaining to government, and any arbitration board or tribunal in each case having jurisdiction over such applicable Person or such Person's property, and any stock exchange on which shares of capital stock of such Person are listed or admitted for trading.

      "GROUND LEASE DEFAULT" has the meaning set forth in Section 4.30.

      "GROUND LEASED PROPERTIES" means the Properties subject to the Ground Leases described on SCHEDULE 4.30 attached hereto.

      "GROUND LEASES" means the ground leases described on SCHEDULE 4.30 attached hereto.

      "GROUND LESSORS" means the lessors under the Ground Leases described on
SCHEDULE 4.30 attached hereto.

      "GUARANTOR" means Lodgian, Inc., a Delaware corporation.

      "GUARANTY" means the Guaranty of Recourse Obligations and the Environmental Indemnity.

      "GUARANTY OF RECOURSE OBLIGATIONS" means the Guaranty of Recourse Obligations of even date herewith from Guarantor to Lender, as same may be amended or modified from time to time.

      "HAZARDOUS MATERIAL" means all or any of the following: (A) substances, materials, compounds, wastes, products, emissions and vapors that are defined or listed in, regulated by, or otherwise classified pursuant to, any applicable Environmental Laws, including any so defined, listed, regulated or classified as "hazardous substances", "hazardous materials", "hazardous wastes", "toxic substances", "pollutants", "contaminants", or any other formulation intended to regulate, define, list or classify substances by reason of deleterious, harmful or dangerous properties; (B) waste oil, oil, petroleum or petroleum derived substances, natural gas, natural gas liquids or synthetic gas and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (C) any flammable substances or explosives or any radioactive materials; (D) asbestos in any form; (E) electrical or hydraulic equipment which contains any oil or dielectric fluid containing polychlorinated biphenyls; (F) radon; (G) mold; or (H) urea formaldehyde, provided, however, such definition shall not include cleaning materials and other substances commonly used in the ordinary course of the Borrowers' business, which materials exist only in reasonable quantities and are stored, contained, transported, used, released, and disposed of in accordance with all applicable Environmental Laws.

      "HAZARDOUS MATERIALS REMEDIATION RESERVE" means the Reserve established pursuant to Section 6.6.

      "IMPOSITIONS" means (i) all real estate and personal property taxes, and vault charges and all other taxes, levies, assessments and other similar charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of every kind and nature whatsoever (including any payments in lieu of taxes), which at any time prior to, at or after the execution hereof may be assessed, levied or imposed by, in each case, a governmental authority upon any of the Properties or the rents relating thereto or upon the ownership, use, occupancy or enjoyment thereof, and any interest, cost or penalties imposed by such governmental authority with respect to any of the foregoing and (ii) all rent and other amounts payable by the Borrowers under each of the Ground Leases and under the Condominium Property Documents. Impositions shall not include (x) any sales or use taxes payable by the Borrowers, (y) taxes payable by tenants or guests occupying any portions of the Properties, or (z) taxes or other charges payable by any Manager or Franchisor unless such taxes are being paid on behalf of the Borrowers.

      "IMPOSITIONS AND INSURANCE RESERVE" means the reserve established pursuant to Section 6.3.

      "IMPROVEMENTS" means all buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements of every kind and nature now or hereafter located on the Properties.

      "INDEBTEDNESS" or "INDEBTEDNESS", means, for any Person, without duplication: (i) all indebtedness of such Person for borrowed money, for amounts drawn under a letter of credit, or for the deferred purchase price of property for which such Person or its assets is liable, (ii) all unfunded amounts under a loan agreement, letter of credit (unless secured in full by Dollars), or other credit facility for which such Person would be liable if such amounts were advanced thereunder, (iii) all amounts required to be paid by such Person as a guaranteed payment to partners or a preferred or special dividend, including any mandatory redemption of shares or interests but not any preferred return or special dividend paid solely from, and to the extent of, excess cash flow after the payment of all operating expenses, capital improvements and debt service on all Indebtedness, (iv) all obligations under leases that constitute capital leases for which such Person is liable, and (v) all obligations of such Person under interest rate swaps, caps, floors, collars and other interest hedge agreements, in each case whether such Person is liable contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person otherwise assures a creditor against loss.

      "INDEMNIFIED LIABILITIES" has the meaning set forth in Section 14.2.

      "INDEMNITEES" has the meaning set forth in Section 14.2.

      "INDEPENDENT DIRECTOR" means an individual who shall not have been at the time of such individual's appointment or at any time while serving as a director of General Partner, Member, any of the Borrowers or any of their respective Affiliates, and may not have been at any time during the preceding five years
(i) a stockholder, director (other than as an independent director/member), officer, employee, partner, attorney or counsel of General Partner, Member, Guarantor, any of the Borrowers or any Affiliate of any of them (except that such individual may be an independent director of any other Affiliate of the foregoing), (ii) a customer, supplier or other Person who derives any of its purchases or revenues from its activities with General Partner, Member, Guarantor, any of the Borrowers or any Affiliate of any of them (other than a company that provides professional independent directors and which also may provide other ancillary corporate, partnership, company or trust services to the Borrowers, Member, General Partner or their Affiliates in the ordinary course of business (for example, The Corporation Trust Company)), (iii) a Person or other entity controlling or under common control with any such stockholder, partner, customer, supplier or other Person, or (iv) a member of the immediate family of any such stockholder, director, officer, employee, partner, customer, supplier or other Person. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management, policies or activities of a Person, whether through ownership of voting securities, by contract or otherwise.

      "INITIAL TERM" means the period from the Closing Date to the Scheduled Maturity Date.

      "INSURANCE POLICIES" has the meaning set forth in Section 5.4.

      "INSURANCE PREMIUMS" means the annual insurance premiums for the insurance policies required to be maintained by the Borrowers with respect to the Properties under Section 5.4.

      "INTERESTED PARTIES" has the meaning set forth in Section 10.3.

      "INTEREST RATE" has the meaning set forth in Section 2.2.

      "INVOLUNTARY BORROWER BANKRUPTCY" has the meaning set forth in Section
5.22.

      "IRC" means the Internal Revenue Code of 1986, and any rule or regulation promulgated thereunder from time to time, in each case as amended from time to time.

      "IRS" means the Internal Revenue Service or any successor thereto.

      "KNOWLEDGE": whenever in this Loan Agreement or any of the Loan Documents, or in any document or certificate executed on behalf of any Borrower Party pursuant to this Loan Agreement or any of the Loan Documents, reference is made to the knowledge of the Borrowers or any other Borrower Party (whether by use of the words "knowledge" or "known", or other words of similar meaning, and whether or not the same are capitalized), such shall be deemed to refer to the knowledge (without independent investigation or inquiry unless otherwise specified) of (i) the individuals who have significant responsibility for any policy making, major decisions or financial affairs of the applicable entity; (ii) the general manager for the applicable Property; (iii) the regional vice president of operations for Guarantor, the president of each Borrower and

Member, with respect to operational issues of any Property or any of the Borrowers; (iv) the chief operating officer of Guarantor, with respect to representations regarding Guarantor; and (v) the person signing such document or certificate.

      "LEASE" means any lease, tenancy, license, assignment and/or other rental or occupancy agreement or other agreement or arrangement (including, without limitation, any and all guaranties of any of the foregoing) heretofore or hereafter entered into affecting the use, enjoyment or occupancy of, or the conduct of any activity upon or in, the Properties or any portion thereof, including any extensions, renewals, modifications or amendments thereof.

      "LENDER" is defined in the preamble.

      "LENDER'S CONSULTANT" has the meaning set forth in Section 6.7

      "LETTER OF CREDIT" means an irrevocable, unconditional, transferable, clean sight draft letter of credit (either an evergreen letter of credit or one which does not expire until at least thirty (30) days after the Maturity Date (the "LC EXPIRATION DATE")), in favor of Lender, entitling Lender to draw thereon in New York, New York based solely on a statement executed by an officer or authorized signatory of Lender, in form and substance reasonably acceptable to Lender and issued by an Eligible Bank. If at any time (a) the institution issuing any such Letter of Credit shall cease to be an Eligible Bank, or (b) if the Letter of Credit is due to expire prior to the LC Expiration Date, Lender shall have the right immediately to draw down the same in full and hold the proceeds thereof in accordance with the provisions of this Loan Agreement, unless the Borrowers shall deliver a replacement Letter of Credit from an Eligible Bank within (i) as to (a) above, twenty (20) days after Lender delivers written notice to the Borrowers that the institution issuing the Letter of Credit has ceased to be an Eligible Bank, or (ii) as to (b) above, within twenty
(20) days prior to the expiration date of said Letter of Credit.

      "LIEN" means any lien, mortgage, pledge, security interest, charge or encumbrance of any kind, whether voluntary or involuntary, (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

      "LOAN" has the meaning set forth in Section 2.1.

      "LOAN AGREEMENT" means this Loan and Security Agreement, as same may be amended, modified or restated from time to time (including all schedules, exhibits, annexes and appendices hereto).

      "LOAN DOCUMENTS" means this Loan Agreement, the Note, the Mortgages, the Assignments of Leases, the Assignments of Management Agreements, the Guaranty, the Financing Statements, the Cash Management Agreement and any and all other documents and agreements from any of the Borrowers, General Partner, Member, Guarantor or Manager and accepted by Lender for the purposes of evidencing and/or securing the Loan, excluding the Mezzanine Loan Documents.

      "LOAN YEAR" means the twelve (12) month period commencing on July 1st of any calendar year during the term of the Loan and ending on June 30th of the following calendar year; provided that the first Loan Year shall commence on the Closing Date and end on June 30, 2005.

      "LOCK BOX ACCOUNT" and "LOCK BOX ACCOUNT BANK" are defined in Section 7.1.

      "MANAGEMENT AGREEMENTS" means those certain Management Agreements described in EXHIBIT E, between each Borrower and the applicable Manager described therein, and any management agreement which may hereafter be entered into in accordance with the terms and conditions hereof, pursuant to which any subsequent Manager may hereafter manage one or more of the Properties.

      "MANAGEMENT FEE" means the fees earned by all Managers pursuant to the terms of the Management Agreements.

      "MANAGERS" means the managers described in EXHIBIT E or an Acceptable Manager as may hereafter be charged with management of one or more of the Properties approved by Lender in accordance with the terms and conditions hereof.

      "MATERIAL ADVERSE EFFECT" means, as determined by Lender in its reasonable discretion, (A) a material adverse effect (which may include economic or political events) upon the business, operations, properties, assets or condition (financial or otherwise) of any of the Borrowers or Guarantor, or (B) the impairment of the ability of any of the Borrowers or Guarantor to perform its obligations under any Loan Documents, or (C) the impairment of the ability of Lender to enforce or collect any of the Obligations as such Obligations become due. In determining whether any individual event would result in a Material Adverse Effect, notwithstanding that such event does not of itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then occurring events and existing conditions would result in a Material Adverse Effect.

      "MATERIAL AGREEMENT" means any contract or agreement relating to the ownership, management, development, use, operation, leasing, maintenance, repair or improvement of the Properties under which there is an obligation of the Borrowers, in the aggregate, to pay, or under which any of the Borrowers receives in compensation, more than $500,000 per annum, other than (i) the Management Agreements, (ii) any Franchise Agreements, and (iii) any agreement under which (x) there is an obligation of the Borrowers, in the aggregate, to pay, or under which any of the Borrowers (or all the Borrowers in the aggregate) receives in compensation, not more than $1,000,000 per annum and (y) which is terminable by the Borrowers on not more than sixty (60) days prior written notice without any fee or penalty.

      "MATERIAL ALTERATION" means any improvement or alteration to a Property (other than decorative work such as painting, wallpapering and carpeting), the cost of which exceeds the greater of (x) five percent (5%) of the Aggregate Allocated Loan Amount with respect to the applicable Property or (y) $250,000, and is not otherwise already approved by Lender as part of the CapEx/FF&E Budget then in effect, or as approved Work under Section 6.7 hereof.

      "MATERIAL LEASE" means any Lease of space in a Property which (i) is with an Affiliate of the Borrowers, (ii)(a) either provides for annual rent or other payments in an amount equal to or greater than $100,000, or has a term (including all extensions and renewals which are unilaterally exercisable by the tenant thereunder) of more than ten (10) years, and (b) may not be cancelled by either party thereto on thirty (30) days' notice without payment of a termination fee, penalty or other cancellation fee, (iii) demises in excess of 2000 square feet of space, or (iv) obligates the Borrowers to make any improvements to the Properties either directly or through cash allowances (including, without limitation, free rent, tenant improvement allowances, or landlord's construction work) to the applicable tenant in excess of $25,000. For purposes of this definition only, in determining the square footage demised under any Lease, all space in the applicable Property which may in the future be demised to the tenant under such Lease by reason of such tenant exercising any right or option contained in such Lease shall be included in the calculation of the square footage demised under such Lease.

      "MATURITY DATE" means July 1, 2009, or such other date on which the final payment of principal of the Note becomes due and payable as herein provided, whether at such stated maturity date, by acceleration, or otherwise.

      "MAXIMUM RATE" has the meaning set forth in Section 2.2.

      "MEMBER" means, individually or collectively, those parties identified on
SCHEDULE 4.1(C) as "Members" (being the managing or sole members of each of the Borrowers which are limited liability companies) and any other entity which is now or hereafter becomes the managing or sole member of any of the Borrowers under such Borrower's limited liability company operating agreement.

      "MERRILL LYNCH" has the meaning set forth in Section 10.3.

      "MEZZANINE BORROWER" means, individually or collectively, those parties identified on SCHEDULE 4.1(C) as "Mezzanine Borrower".

      "MEZZANINE LENDER" means Merrill Lynch Mortgage Lending, Inc., its successors and assigns.

      "MEZZANINE LOAN" means that certain loan being made on the date hereof from Mezzanine Lender to Mezzanine Borrower.

      "MEZZANINE LOAN DOCUMENTS" means the documents evidencing and securing the Mezzanine Loan, as same may be amended, modified or restated from time to time.

      "MINIMUM DEBT YIELD" means (i) during the first (1st) Loan Year, 9%, (ii) during the second (2nd) Loan Year, 10%, (iii) during the third (3rd) Loan Year, 11%, (iv) during the fourth (4th) Loan Year, 12%, and (v) during the fifth (5th) Loan Year, 13%.

      "MONTHLY FF&E PAYMENT" has the meaning set forth in Section 6.4.

      "MOODY'S" means Moody's Investors Service.

      "MORTGAGES" means, collectively, (i) those certain Mortgages, Assignments of Leases and Security Agreements, (ii) those certain Deeds of Trust, Assignments of Leases and Security Agreements, and (iii) those certain Deeds to Secure Debt, Assignment of Leases and Security Agreements, each of even date herewith, from each Borrower to Lender (or deed trustee on behalf of Lender, as applicable), constituting a Lien on such Borrower's respective Property as Collateral for the Loan as same may be modified or amended from time to time.

      "MULTIEMPLOYER PLAN" means a "multiemployer plan" as defined in Section 3(37) or Section 4001(a)(3) of ERISA to which any of the Borrowers or any Affiliate is making, or is accruing an obligation to make, contributions or has made, or been obligated to make, contributions within the preceding six (6) years, or for which any of the Borrowers or any Affiliate has any liability, including contingent liability.

      "NET CASH FLOW" means Net Operating Income for any period less (i) a base management fee equal to the greater of (A) the actual base management fee for such period and (B) 4.0% of Operating Revenues for such period, (ii) a reserve for FF&E equal to 4.0% of Operating Revenues for such period, and (iii) fees due to all Franchisors for such period.

      "NET OPERATING INCOME" OR "NOI" means, for any period, the amount by which Operating Revenues exceed Operating Expenses (excluding Management Fees, interest, income taxes, depreciation, amortization, FF&E reserves, and fees due to all Franchisors for such period).

      "NOTE" has the meaning set forth in Section 2.1.

      "OBLIGATIONS" means the Loan and all obligations, liabilities and indebtedness of every nature to be paid or performed by the Borrowers under the Loan Documents, including the principal amount of the Loan, interest accrued thereon and all fees, costs and expenses, and other sums now or hereafter owing, due or payable and whether before or after the filing of a proceeding under the Bankruptcy Code by or against any of the Borrowers, and the performance of all other terms, conditions and covenants under the Loan Documents.

      "OFAC" has the meaning set forth in Section 4.31.

      "O&M PLANS" has the meaning set forth in Section 5.7.

      "OPERATING BUDGET" means, collectively, for any period, the Borrowers' budgets setting forth the Borrowers' best estimate, after due consideration, of all Operating Revenues and Operating Expenses and any other revenues, costs and expenses for each of the Properties for such period, which budgets have been approved by Lender in accordance herewith, as same may be amended pursuant to
Section 5.1(D) hereof.

      "OPERATING EXPENSES" means, for any period, without duplication, all costs and expenses of operating, maintaining and managing the Properties determined in accordance with GAAP, including, without limitation, Impositions (due and payable during the applicable period of determination), Insurance Premiums, repair and maintenance costs, Management Fees and costs, fees payable to all Franchisors, utilities, accounting, legal and other professional fees, fees relating to environmental and financial audits, wages, salaries, payroll taxes and benefits, business franchise taxes, tips and gratuities paid to employees and staff and other personnel expenses, costs and expenses related to operating and maintaining all guest rooms, restaurants (including inventory and supplies), retail stores and shops, bars, meeting rooms, banquet rooms, apartments, parking and recreational facilities, and all other "costs and expenses" as defined in the Uniform System; but excluding principal and interest payments on the Loan, fees and expenses of a non-operating nature and fees and expenses due and payable to or for the benefit of Lender under this Loan Agreement or any of the other Loan Documents (including, without limitation, all loan servicing fees and expenses, and expenses related to a Cap), expenses which, in accordance with GAAP, should be capitalized, any expense paid by a tenant that would otherwise be an Operating Expense, capital expenditures, tenant improvement allowances and leasing commissions, if any, asset management fees, any payment or expense for which each Borrower was or is to be reimbursed from proceeds of the Loan or insurance or by any third party, any fees or expenses paid to any partner or member of the Borrowers for services provided to any of the Borrowers and any non-cash charges such as depreciation and amortization. Operating Expenses shall not include federal, state or local income taxes or legal and other professional fees unrelated to the operation of the Properties.

      "OPERATING REVENUES" means, without duplication, all revenues and receipts of the Borrowers from operation of the Properties or otherwise arising in respect of the Properties which are properly allocable to the Properties for the applicable period in accordance with GAAP, including, without limitation, all hotel receipts, revenues and credit card receipts collected from guest rooms, restaurants and bars (including without limitation, service charges for employees and staff), mini-bars, meeting rooms, banquet rooms, apartments, parking and recreational facilities, health club membership fees, food and beverage wholesale and retail sales, service charges, convention services, special events, audio-visual services, boat cruises, travel agency fees, internet booking fees, telephone charges, laundry services, vending machines and otherwise, all rents, revenues and receipts now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the possession, use or occupancy of all or any portion of the Properties or personalty located thereon, or rendering of service by any of the Borrowers or any operator or manager of the hotel or commercial space (including, without limitation, from the rental of any office space, retail space, guest rooms or other space, halls, stores and deposits securing reservations of such space (only to the extent such deposits are not required to be returned or refunded to the depositor)), proceeds from rental or business interruption insurance relating to business interruption or loss of income for the period in question and any other items of revenue which would be included in operating revenues under the Uniform System; but excluding proceeds from the sale of FF&E, abatements, reductions or refunds of real estate or personal property taxes relating to the Properties, dividends on insurance policies relating to the Properties, condemnation proceeds arising from a temporary taking of all or a part of any Properties, security and other deposits until they are forfeited by the depositor, advance rentals until they are earned, proceeds from a sale, financing or other disposition of the Properties or any part thereof or interest therein and other non-recurring revenues as determined by Lender, insurance proceeds (other than proceeds from rental or business interruption insurance), other condemnation proceeds, capital contributions or loans to any of the Borrowers, disbursements to any of the Borrowers from the Reserves, sales, use and occupancy taxes collected from customers or patrons of the Properties to be remitted to the applicable taxing authorities, and gratuities or service charges collected on behalf of and remitted to employees or contractors of the Properties.

      "OWNERSHIP INTERESTS" has the meaning set forth in Section 9.1.

      "PAYMENT DATE" means the first day of each calendar month occurring during the term of the Loan (or if such day is not a Business Day, the immediately succeeding Business Day).

      "PERMITTED ASSUMPTION" has the meaning set forth in Section 11.3.

      "PERMITTED ENCUMBRANCES" means, collectively, (i) the Mortgages and the other Liens of the Loan Documents in favor of Lender, (ii) the items shown in Schedule B to the Title Policies as of Closing, (iii) Liens for Impositions not yet due and payable or Liens arising after the date hereof which are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted in accordance with Section 5.3(B) hereof; (iv) in the case of Liens arising after the date hereof, statutory Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens arising by operation of law, which are incurred in the ordinary course of business and discharged by the Borrowers by payment, bonding or otherwise within forty-five
(45) days after the filing thereof or which are being contested in good faith in accordance with Section 5.3(B) hereof; (v) Liens arising from reasonable and customary purchase money financing of personal property and equipment leasing to the extent the same are created in the ordinary course of business in accordance with Section 5.17(B) hereof; (vi) all easements, rights-of-way, restrictions and other similar charges or non-monetary encumbrances against real property which do not materially adversely affect (A) the ability of the Borrowers to pay any of their obligations to any Person as and when due, (B) the marketability of title to the Properties, (C) the fair market value of the Properties, or (D) the use or operation of the Properties as of the Closing Date and thereafter; (vii) rights of existing and future tenants, as tenants only, pursuant to the Leases;
(viii) any other Lien to which Lender may expressly consent in writing; and (ix) Liens of the Mezzanine Loan Documents in favor of Mezzanine Lender.

      "PERMITTED INDEBTEDNESS" has the meaning set forth in Section 5.17.

      "PERMITTED INVESTMENTS" has the meaning set forth in the Cash Management Agreement.

      "PERMITTED OWNERSHIP INTEREST TRANSFERS" has the meaning set forth in
Section 11.2.

      "PERMITTED TRANSFEREE" means any Person (provided such Person satisfies the requirements of Article IX hereof) controlled by, and more than 51% of which is owned by, one of the following:

      (i) a pension fund, pension trust or pension account that (a) has total real estate assets of at least $2.5 Billion and (b) is managed by a Person who controls real estate equity assets (not including the Properties) having a fair market value of at least $1.25 Billion; or

      (ii) a pension fund advisor who (a) immediately prior to such transfer, controls at least $1 Billion of real estate equity assets and (b) is acting on behalf of one or more pension funds that, in the aggregate, satisfy the requirements of clause (i) of this definition; or

      (iii) an insurance company which is subject to supervision by the insurance commissioner, or a similar official or agency, of a state or territory of the United States (including the District of Columbia) (a) with a net worth, as of the date immediately prior to the date of the transfer, of at least $1 Billion and (b) who, immediately prior to such transfer, controls real estate equity assets (not including the Properties) having a fair market value of at least $2.5 Billion; or

      (iv) a corporation organized under the banking laws of the United States or any state or territory of the United States (including the District of Columbia) (a) with a combined capital and surplus of at least $1 Billion and (b) who, immediately prior to such transfer, controls real estate equity assets (not including the Properties) having a fair market value of at least $5 Billion; or

      (v) any other Person (a) with a long-term unsecured debt rating from the Rating Agencies of at least investment grade and (b) that owns or operates at least 15,000 hotel rooms, (ii) has a net worth, as of the date immediately prior to the date of such transfer, of at least $750 Million and (iii) immediately prior to such transfer, controls real estate equity assets (not including the Properties) having a fair market value of at least $1.5 Billion.

      "PERSON" means and includes natural persons, corporations, limited liability companies, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof and their respective permitted successors and assigns (or in the case of a governmental Person, the successor functional equivalent of such Person).

      "PRE-EXISTING CONDITION" has the meaning set forth in Section 5.5.

      "PREPAYMENT CONSIDERATION" has the meaning set forth in Section 2.6.

      "PRIMARY BORROWER PARTIES" means, collectively, the Borrowers, General Partner and Member.

      "PROHIBITED PERSON" has the meaning set forth in Section 4.31.

      "PROPERTIES" and "PROPERTY" means, collectively or individually, the properties (including land and Improvements) described in EXHIBIT A, together with all Improvements now or hereafter located thereon and all related facilities, amenities and FF&E owned by the Borrowers and which shall be encumbered by and are more particularly described in the respective Mortgages: provided that, following a Release, "PROPERTIES" means each of the Properties that remain encumbered by the Mortgages as Collateral for the Loan.

      "PROPERTY CONDITION REPORT" means those certain property condition reports for the Properties as described on EXHIBIT J.

      "PROPERTY IMPROVEMENT PLAN" means, collectively, those certain property improvement plans for the Properties described on EXHIBIT G and any future Property Improvement Plans required to be implemented by the applicable Franchisor.

      "PROPERTY RELEASE" has the meaning set forth in Section 11.4.

      "RATING AGENCY" means, prior to a securitization, any of S&P, Moody's and Fitch or any other nationally-recognized statistical rating organization designated by Lender in its sole discretion, and, after a Securitization, each Rating Agency which has rated the Securities that are the subject of the Securitization.

      "RATING CONFIRMATION" with respect to the transaction or matter in question, means: (i) if all or any portion of the Loan, by itself or together with other loans, has been the subject of a Securitization, then each applicable Rating Agency shall have confirmed in writing that such transaction or matter shall not result in a downgrade, qualification, or withdrawal of any rating then in effect for any certificate or other securities issued in connection with such Securitization; and (ii) if all of the Loan has not been the subject of a Securitization, then Lender shall have determined in its reasonable discretion (taking into consideration such factors as Lender may in good faith determine, including the attributes of the loan pool in which the Loan might reasonably be expected to be securitized) that no rating for any certificate or other securities that would be issued in connection with a Securitization of such portion of the Loan will be downgraded, qualified, or withheld by reason of such transaction or matter.

      "RATING CRITERIA" with respect to any Person, means that (i) the short-term unsecured debt obligations of such Person are rated at least "A-1" by S&P, "P-1" by Moody's and "F-1" by Fitch, if deposits are held by such Person for a period of less than one month, or (ii) the long-term unsecured debt obligations of such Person are rated at least "AA-" by S&P (or "A" if the short-term unsecured debt obligations of such Person are rated at least "A-1"), "Aa2" by Moody's and "AA-" by Fitch, if deposits are held by such Person for a period of one month or more.

      "RECEIPTS" means all revenues, receipts and other payments of every kind arising from ownership or operation of the Properties, including without limitation, all warrants, stock options, or equity interests in any tenant, licensee or other Person occupying space at, or providing services related to or for the benefit of, the Properties received by the Borrowers or any Related Person of the Borrowers in lieu of rent or other payment.

      "RELATED PERSON" means any Person in which any of the Borrowers or the Guarantor holds greater than a ten percent (10%) equity interest.

      "RELEASE" has the meaning set forth in Section 11.4.

      "RELEASE DATE" has the meaning set forth in Section 11.4.

      "RELEASE PRICE" means an amount equal to one hundred twenty-five percent (125%) of the Allocated Loan Amount of the applicable Property.

      "RENT ROLL" has the meaning set forth in Section 3.1.

      "RENTS" has the meaning set forth in the Mortgages.

      "REPLACEMENTS" has the meaning set forth in Section 6.4.

      "REQUIRED CAPITAL IMPROVEMENTS" has the meaning set forth in Section 6.5.

      "RESERVE SUB-ACCOUNTS" has the meaning set forth in Section 7.1.

      "RESERVES" means the reserves held by or on behalf of Lender pursuant to this Loan Agreement or the other Loan Document, including without limitation, the reserves established pursuant to Article VI.

      "RESTORATION" has the meaning set forth in Section 5.5.

      "RESTORATION THRESHOLD" means the greater of (x) $250,000 or (y) five percent (5%) of the Aggregate Allocated Loan amount of the applicable Property, not to exceed $500,000, per Property per occurrence.

      "REVPAR" means average room revenues per available room per day.

      "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

      "SCHEDULED MORTGAGE PRINCIPAL PAYMENTS" means the monthly payments of principal for each Payment Date as set forth on SCHEDULE 2.4 attached hereto; which payment amounts were calculated based upon a twenty-five (25) year amortization schedule at the Interest Rate. In the event that the amount of principal prepayments on the Loan from application of casualty insurance proceeds or condemnation awards under Section 5.5 shall exceed $10,000,000, in the aggregate, from the Closing Date or from the date of the last re-amortization of the Loan under this sentence, Lender shall recalculate the Scheduled Mortgage Principal Payments based upon the then remaining principal amount of the Loan and the foregoing assumptions and deliver a revised SCHEDULE
2.4 to the Borrowers, which revised schedule shall replace SCHEDULE 2.4 hereto in its entirety.

      "SECONDARY MARKET TRANSACTION" has the meaning set forth in Section 10.1.

      "SECURITIES" (whether or not capitalized) means any stock, shares, voting trust certificates, bonds, debentures, options, warrants, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

      "SECURITIZATION" means a rated offering of securities representing direct or indirect interests in the Loan or the right to receive income therefrom.

      "SERVICER" means a servicer selected by Lender from time to time in its sole discretion to service the Loan.

      "SERVICING FEE" has the meaning set forth in Section 2.11.

      "SPE EFFECTIVE DATE" means the later of (x) November 25, 2002, or (y) the date of formation of the applicable Person in its respective jurisdiction of formation.

      "SUB-ACCOUNTS" has the meaning set forth in Section 7.1.

      "SUPPLEMENTAL FINANCIAL INFORMATION" means (i) a comparison of the budgeted income and expenses and the actual income and expenses for the prior calendar year or corresponding calendar quarter for such prior year, (ii) a calculation of the average daily rate, RevPAR and average occupancy statistics for the Properties for the applicable period, (iii) a calculation of the Debt Service Coverage Ratio and the Debt Yield for the applicable period (which shall not be binding on Lender), and (iv) such other financial reports as the subject entity shall routinely and regularly prepare.

      "SURVEY" has the meaning set forth in Section 3.1.

      "TAX LIABILITIES" has the meaning set forth in Section 2.9.

      "TIER 1 HOTEL" means any of the Properties subject to a Franchise Agreement with an Acceptable Franchisor, or under a Franchisor brand, as applicable, identified in the "Tier 1" category on EXHIBIT I.

      "TIER 2 HOTEL" means any of the Properties subject to a Franchise Agreement with an Acceptable Franchisor, or under a Franchisor brand, identified in the "Tier 2" category on EXHIBIT I.

      "TIER 3 HOTEL" means any of the Properties subject to a Franchise Agreement with an Acceptable Franchisor, or under a Franchisor brand, identified in the "Tier 3" category on EXHIBIT I.

      "TITLE COMPANIES" means LandAmerica Title Insurance Company and Stewart Title Insurance Company, as co-insurers, and/or such other national title insurance company as may be acceptable to Lender.

      "TITLE POLICIES" means, collectively, the ALTA mortgagee policies of title insurance pertaining to the Mortgages issued by the Title Companies to Lender in connection with the Closing.

      "TRANSFER" has the meaning set forth in Section 11.2.

      "TRANSFEREE BORROWER" has the meaning set forth in Section 11.3.

      "UNCURED FRANCHISE DEFAULT" means (x) the voluntary or involuntary termination of any Franchise Agreement, (y) the failure to pay to any Franchisor any amount due under any Franchise Agreement (a, "FRANCHISE PAYMENT DEFAULT") and the continuance thereof beyond any applicable notice and grace period under such Franchise Agreement or the occurrence of one or more breaches or defaults (other than Franchise Payment Defaults) and the continuance thereof beyond all applicable notice and grace periods, if any, under such Franchise Agreements (or such other cure periods as may be provided by the applicable Franchisors in writing) covering Properties with Allocated Loan Amounts of ten percent (10%) or more of the outstanding principal balance of the Loan; provided, however, no Uncured Franchise Default shall be deemed to have occurred under clause (x) above with respect to any Property following the voluntary or involuntary termination of the applicable Franchise Agreement if (a) within ten (10) Business Days of the termination of such Franchise Agreement (and at the time of delivery of each report pursuant to Section 5.1(A)(v)), the applicable Borrower delivers to Lender evidence reasonably satisfactory to Lender that such Borrower is diligently pursuing efforts to enter into a new Franchise Agreement with an Acceptable Franchisor for the applicable Property and such Borrower shall thereafter diligently and continuously pursue such efforts to enter into a new Franchise Agreement, (b) at the time of such termination no other Property shall be in operation without being subject to a Franchise Agreement, (c) the Allocated Loan Amount of the Property covered by such Franchise Agreement is not more than five percent (5%) of the outstanding principal balance of the Loan or such Property shall not be in operation for more than five (5) consecutive days without being subject to a Franchise Agreement, and (d) no Property shall be without a Franchise Agreement in place for a period in excess of six (6) months from the termination of the applicable Franchise Agreement.

      "UNIFORM SYSTEM" means the Uniform System of Accounts for the Lodging Industry promulgated by the American Hotel and Motel Association, as in effect from time to time.

      "WAIVING PARTY" has the meaning set forth in Section 13.1.

      "WORK" has the meaning set forth in Section 6.7.

      "WORK RESERVES" has the meaning set forth in Section 6.7.

      "ZONING REPORTS" means those certain zoning and site requirements summaries for the Properties as described on EXHIBIT K.

SECTION 1.2 ACCOUNTING TERMS.

      For purposes of this Loan Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to such terms in conformity with GAAP or the Uniform System, as the case may be.

SECTION 1.3 OTHER DEFINITIONAL PROVISIONS.

      References to "ARTICLES", "SECTIONS", "SUBSECTIONS", "EXHIBITS" and "SCHEDULES" shall be to Articles, Sections, Subsections, Exhibits and Schedules, respectively, of this Loan Agreement unless otherwise specifically provided. Any of the terms defined in Section 1.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. In this Loan Agreement, "HEREOF", "HEREIN", "HERETO", "HEREUNDER" and the like mean and refer to this Loan Agreement as a whole and not merely to the specific article, section, subsection, paragraph or clause in which the respective word appears; words importing any gender include the other genders; references to "WRITING" include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words "INCLUDING", "INCLUDES" and "INCLUDE" shall be deemed to be followed by the words "without limitation"; and any reference to any statute or regulation may include any amendments of same and any successor statutes and regulations. Further, (i) any reference to any agreement or other document may include subsequent amendments, assignments, and other modifications thereto, and (ii) any reference to any Person may include such Person's respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons.

                                   ARTICLE II
                                TERMS OF THE LOAN

SECTION 2.1 LOAN.

      (A) LOAN. Subject to the terms and conditions of this Loan Agreement and in reliance upon the representations and warranties of the Borrowers contained herein, Lender agrees to lend to the Borrowers, and the Borrowers agree to borrow from Lender, a loan in the original principal amount of $66,818,500 (the "LOAN").

      (B) NOTE. On the Closing Date, the Borrowers shall execute and deliver to Lender a Promissory Note, dated of even date herewith (as amended, modified or restated, and any replacement or substitute notes therefor, by means of multiple notes or otherwise, collectively, the "NOTE"), made by the Borrowers to the order of Lender, in the original principal amount of $66,818,500.

      (C) USE OF PROCEEDS. The proceeds of the Loan funded at Closing shall be used to (i) refinance existing indebtedness; (ii) pay all recording fees and taxes, title insurance premiums, the reasonable out-of-pocket costs and expenses incurred by Lender, including reasonable legal fees and expenses of counsel to Lender, and other costs and expenses approved by Lender (which approval will not be unreasonably withheld) related to the Loan; (iii) establish the Reserves required hereunder; and (iv) provide for general corporate purposes, including, without limitation, payment of transaction costs and expenses incurred by the Borrowers. The remaining proceeds of the Loan, if any, shall be disbursed to or as otherwise directed by the Borrowers.

SECTION 2.2 INTEREST.

      (A) RATE OF INTEREST. The outstanding principal balance of the Loan shall bear interest at a rate per annum equal to six and five hundred seventy-seven one-thousandths percent (6.577%) (the "INTEREST RATE").

      (B) DEFAULT RATE. Notwithstanding the foregoing, upon the occurrence and during the continuance of an Event of Default and in any event from and after the Maturity Date of the Loan and until the Loan and all other Obligations are satisfied in full, the outstanding principal balance of the Loan and all other Obligations shall bear interest until paid in full at a rate per annum that is four percent (4%) in excess of the Interest Rate otherwise applicable under this Loan Agreement and the Note (the "DEFAULT RATE").

      (C) COMPUTATION OF INTEREST. Interest on the Loan and all other Obligations owing to Lender shall be computed on the basis of a 360-day year, and shall be charged for the actual number of days elapsed during any month or other accrual period. Interest shall be payable in arrears.

      (D) INTEREST LAWS. Notwithstanding any provision to the contrary contained in this Loan Agreement or the other Loan Documents, the Borrowers shall not be required to pay, and Lender shall not be permitted to collect, any amount of interest in excess of the maximum amount of interest permitted by law ("EXCESS INTEREST"). If any Excess Interest is provided for or determined by a court of competent jurisdiction to have been provided for in this Loan Agreement or in any of the other Loan Documents, then in such event: (1) the provisions of this subsection shall govern and control;
(2) the Borrowers shall not be obligated to pay any Excess Interest; (3) any Excess Interest that Lender may have received hereunder shall be, at Lender's option, (a) applied as a credit against either or both of the outstanding principal balance of the Loan or accrued and unpaid interest thereunder (not to exceed the maximum amount permitted by law), (b) refunded to the payor thereof, or (c) any combination of the foregoing; (4) the interest rate(s) provided for herein shall be automatically reduced to the maximum lawful rate allowed from time to time under applicable law (the "MAXIMUM RATE"), and this Loan Agreement and the other Loan Documents shall be deemed to have been and shall be, reformed and modified to reflect such reduction; and (5) the Borrowers shall not have any action against Lender for any damages arising out of the payment or collection of any Excess Interest. Notwithstanding the foregoing, if for any period of time interest on any Obligation is calculated at the Maximum Rate rather than the applicable rate under this Loan Agreement, and thereafter such applicable rate becomes less than the Maximum Rate, the rate of interest payable on such Obligations shall, to the extent permitted by law, remain at the Maximum Rate until Lender shall have received or accrued the amount of interest which Lender would have received or accrued during such period on Obligations had the rate of interest not been limited to the Maximum Rate during such period. If the Default Rate shall be finally determined to be unlawful, then the Interest Rate shall be applicable during any time when the Default Rate would have been applicable hereunder, provided however that if the Maximum Rate is greater or lesser than the Interest Rate, then the foregoing provisions of this paragraph shall apply.

      (E) LATE CHARGES. If an Event of Default regarding non-payment of principal, interest or other sums due hereunder or under any of the other Loan Documents shall occur, then the Borrowers shall pay to Lender, in addition to all sums otherwise due and payable, a late fee in an amount equal to five percent (5.0%) of such principal, interest or other sums due hereunder or under any other Loan Document, such late charge to be immediately due and payable without demand by Lender.

SECTION 2.3 RESERVED.

SECTION 2.4 PAYMENTS.

      (A) PAYMENTS OF INTEREST AND PRINCIPAL. The Borrowers shall make payments of interest and principal on the Note as follows:

            (i) The Borrowers shall make a payment to Lender of interest only on the Closing Date for the period from and including the Closing Date through and including the last day of the calendar month in which the Closing occurs; and

            (ii) Commencing on August 1, 2004 and on each Payment Date thereafter through but not including the Maturity Date, the Borrowers shall make a payment of interest on the Loan for the prior calendar month, and in addition shall make a payment of principal on the Loan in an amount equal to the Scheduled Mortgage Principal Payment for such Payment Date.

      (B) DATE AND TIME OF PAYMENT. The Borrowers shall receive credit for payments on the Loan which are transferred to the account of Lender as provided below (i) on the day that such funds are received by Lender if such receipt occurs by 2:00 p.m. (New York time) on such day, or (ii) on the next succeeding Business Day after such funds are received by Lender if such receipt occurs after 2:00 p.m. (New York time). Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, the payment may be made on the next succeeding Business Day.

      (C) MANNER OF PAYMENT; APPLICATION OF PAYMENTS. The Borrowers promise to pay all of the Obligations relating to the Loan as such amounts become due or are declared due pursuant to the terms of this Loan Agreement. All payments by the Borrowers on the Loan shall be made without deduction, defense, set off or counterclaim and in immediately available funds delivered to Lender by wire transfer to such accounts at such banks as Lender may from time to time designate. Prior to an Event of Default, each payment shall be applied first to pay late charges and the charges and expenses of Lender, Servicer and any special servicer as provided hereunder, second to accrued and unpaid interest, and the balance to principal. Prior to an Event of Default, to the extent sufficient funds are contained in the Lock Box Account, or an Account or Sub-Account thereof, to make the required monthly payments to the applicable Reserves and Sub-Account on such Payment Date, the Borrowers shall be deemed to have satisfied their obligations to make such payments. Upon the occurrence and during the continuance of an Event of Default, payments shall be applied to the Obligations in such order as Lender shall determine in its sole and absolute discretion.

SECTION 2.5 MATURITY. To the extent not sooner due and payable in accordance with the Loan Documents, the then outstanding principal balance of the Loan, all accrued and unpaid interest thereon, and all other sums then owing to Lender hereunder and under the Note, the Mortgages and the other Loan Documents, shall be due and payable on the Maturity Date.

SECTION 2.6 PREPAYMENT.

      (A) LIMITATION ON PREPAYMENT; PREPAYMENT CONSIDERATION DUE ON ACCELERATION. The Borrowers shall have no right to prepay the Loan in whole or in part at any time, except as expressly set forth in this provision. On and after May 1, 2009, the Borrowers may prepay the Loan in whole, but not in part, without payment of Prepayment Consideration, provided that (i) the Borrowers shall provide to Lender not less than fifteen (15) days prior written notice of such prepayment, (ii) together with such prepayment the Borrowers also shall pay all accrued and unpaid interest and all other Obligations then due and owing,
(iii) if such prepayment occurs on any day other than a Payment Date, then together therewith the Borrowers also shall pay to Lender the amount of interest that would have accrued on the amount being prepaid from and including the date of such prepayment to the end of such calendar month.

      (B) PREPAYMENT CONSIDERATION DUE. If any prepayment of all or any portion of the Loan shall occur prior to May 1 2009, on account of acceleration of the Loan (whether or not due to an Event of Default), or otherwise, then except only as expressly provided in this Loan Agreement or the other Loan Documents to the contrary, the Borrowers shall pay the Prepayment Consideration on the amount prepaid to Lender together with such prepayment, as liquidated damages and compensation for costs incurred, and in addition to all other amounts due and owing to Lender. Notwithstanding the foregoing, no Prepayment Consideration will be due as to a prepayment of the Loan in connection with (i) application of insurance or condemnation proceeds required by Lender pursuant to this Loan Agreement or the Mortgages in the absence of an Event of Default, (ii) Scheduled Mortgage Principal Payments. The foregoing designation of any amount of Prepayment Consideration in this Agreement shall not create a right to prepay at any time or in any circumstances where this Agreement does not expressly state that such a right exists.

      (C) DEFINITIONS. The following terms shall have the meanings indicated:

            "PREPAYMENT CONSIDERATION" shall mean an amount equal to the greater of (i) one percent (1%) of the Loan balance at the time of prepayment and (ii) the Yield Maintenance Amount.

            "YIELD MAINTENANCE AMOUNT" shall mean the positive difference, if any, between (i) the present value on the date of prepayment (by acceleration or otherwise) of all future installments of principal and interest which the Borrowers would otherwise be required to pay under the Note from the date of such prepayment until the Maturity Date absent such prepayment, including the unpaid principal amount which might otherwise be due upon the Maturity Date absent such prepayment, with such present value being determined by the use of a discount rate equal to the yield to maturity (adjusted to a "Mortgage Equivalent Basis" pursuant to the standards and practices of the Securities Industry Association), on the date of such prepayment of the United States Treasury Security having the term to maturity closest to what otherwise would have been the remaining term hereof absent such prepayment and (ii) the principal balance of the Loan on the date of such prepayment.

SECTION 2.7 OUTSTANDING BALANCE. The balance on Lender's books and records shall be presumptive evidence (absent manifest error) of the amounts owing to Lender by the Borrowers; provided that any failure to record any transaction affecting such balance or any error in so recording shall not limit or otherwise affect the Borrowers' obligation to pay the Obligations.

SECTION 2.8 TAXES. Any and all payments or reimbursements made hereunder or under the Note shall be made free and clear of and without deduction for any and all taxes, withholding taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto arising out of or in connection with the transactions contemplated by the Loan Documents (all such taxes, levies, imposts, deductions, charges or withholdings and all liabilities with respect thereto (excluding taxes imposed on net income in accordance with the following sentence) herein "TAX LIABILITIES"). Notwithstanding the foregoing, the Borrowers shall not be liable for taxes imposed on the net income of Lender by the jurisdiction under the laws of which Lender is organized or doing business or any political subdivision thereof and taxes imposed on its net income by the jurisdiction of Lender's applicable lending office or any political subdivision thereof. If the Borrowers shall be required by law to deduct any such Tax Liabilities (or amounts in estimation or reimbursement for the same) from or in respect of any sum payable hereunder to Lender, then the sum payable hereunder shall be increased as may be necessary so that, after making all required deductions, Lender receives an amount equal to the sum it would have received had no such deductions been made.

SECTION 2.9 REASONABLENESS OF CHARGES. The Borrower Parties agree that (i) the actual costs and damages that Lender would suffer by reason of an Event of Default (exclusive of the attorneys' fees and other costs incurred in connection with enforcement of Lender's rights under the Loan Documents) or a prepayment would be difficult and needlessly expensive to calculate and establish, and (ii) the amounts of the Default Rate, the late charges, and the Prepayment Consideration are reasonable, taking into consideration the circumstances known to the parties at this time, and (iii) such Default Rate and late charges and Lender's reasonable attorneys' fees and other costs and expenses incurred in connection with enforcement of Lender's rights under the Loan Documents shall be due and payable as provided herein, and (iv) such interest at the Default Rate, late charges, Prepayment Consideration, and the obligation to pay Lender's reasonable attorneys' fees and other enforcement costs do not, individually or collectively, constitute a penalty.

SECTION 2.10 RESERVED.

SECTION 2.11 SERVICING/SPECIAL SERVICING. Lender may change the Servicer from time to time without the consent of the Borrowers, on prior written notice to the Borrowers. The Borrowers expressly acknowledge and agree that the Servicer's fees (the "SERVICING FEE"), which shall in no event exceed five one-hundredths of one percent (.05%) per annum on the outstanding principal balance of the Loan, payable in monthly installments, and if the Loan becomes a specially serviced loan, any fees of the special servicer, shall be payable by the Borrowers and shall constitute a portion of the Obligations; provided, however, that at no time shall the Borrowers be liable for Servicing Fees or special servicing fees in excess of those fees charged to Lender by the Servicer or any special servicer.

SECTION 2.12 CROSS-COLLATERALIZATION; CONTRIBUTION; RELEASE OF
CROSS-COLLATERALIZATION.

      (A) Until repayment of the Indebtedness and the Crossed Indebtedness and satisfaction of all obligations under this Agreement and the Crossed Loan Agreement, each Borrower acknowledges and agrees (subject to Lender's election(s) at Lender's sole discretion from time to time pursuant to Section 2.12(G) below): (i) that the Properties shall secure not only the Loan but also the Crossed Loans, and that the Liens of the Loan Documents shall constitute Liens securing not only the Loan but also the Crossed Loans; (ii) that the Crossed Properties shall secure the Loan as well as the Crossed Loan(s) secured by such Crossed Properties; and (iii) that Lender would not make the Loan to the Borrowers or the loans constituting the Crossed Loans unless the Borrowers and the Crossed Borrowers granted liens on the Properties and, in addition, the Crossed Properties of the Crossed Borrowers to secure the payment of the Loan and the Crossed Loans.

      (B) Until the date that all of the Loan and the Crossed Loans shall have been paid and satisfied in full, the Borrowers (i) shall have no right of subrogation with respect to the Crossed Loans and (ii) waive any right to enforce any remedy which Lender now has or may hereafter have against the Crossed Borrowers, any endorser or any guarantor of all or any part of the Crossed Loans or any other individual or entity, and the Borrowers waive any benefit of, and any right to participate in, any security or collateral given to Lender to secure the payment or performance of all or any part of the Crossed Loans or any other liability of any of the Crossed Borrowers to Lender. Should any Borrower have the right, notwithstanding the foregoing, to exercise its subrogation rights, each Borrower hereby expressly and irrevocably
(1) subordinates any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off that such Borrower may have to the payment in full in cash of the Loan and the Crossed Loans and (2) waives any and all defenses available to a surety, guarantor or accommodation co-obligor until the Loan and the Crossed Loans are paid in full in cash. Each Borrower acknowledges and agrees that this subordination is intended to benefit Lender and shall not limit or otherwise affect any Borrower's liability hereunder or the enforceability of this Loan Agreement or the Crossed Loan Documents.

      (C) Each Borrower agrees that any and all claims of such Borrower against any of the Crossed Borrowers or any endorser or any guarantor of all or any part of the Crossed Loans (collectively, the "CROSSED OBLIGORS") with respect to any obligations, liabilities or indebtedness now or hereafter owing by the Crossed Obligors, or any of them, to such Borrower, or otherwise existing or claimed to be owed or to exist on the part of any of the Crossed Obligors, or against any of their respective properties (collectively, the "CROSSED PARTY OBLIGATIONS") shall be subordinate and subject in right of payment to the prior payment, in full and in cash, of all the Loan and the Crossed Loans. Notwithstanding any right of any Borrower to ask, demand, sue for, take or receive any payment from any of the Crossed Obligors, all rights, liens and security interests of each Borrower, whether now or hereafter arising and howsoever existing, in and to any assets of any of the Crossed Obligors shall be and are subordinated to the rights of Lender in those assets under the Loan Documents, the Crossed Loan Documents or otherwise, and no Borrower shall, until the date that all of the Loan and the Crossed Loans shall have been paid and satisfied in full, (i) assert, collect, sue upon, or enforce all or any part of the Crossed Party Obligations; (ii) commence or join with any other creditors of any of the Crossed Obligors in commencing any bankruptcy, reorganization, receivership or insolvency proceeding against any of the Crossed Obligors; (iii) take, accept, ask for, sue for, receive, set off or demand any payments upon the Crossed Party Obligations; or (iv) take, accept, ask for, sue for, receive, demand or allow to be created liens, security interests, mortgages, deeds of trust or pledges of or with respect to any of the assets of any of the Crossed Obligors in favor of or for the benefit of such Borrower.

      (D) If all or any part of the assets of any of the Crossed Obligors, or the proceeds thereof, are subject to any distribution, division or application to the creditors of such Crossed Obligor, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of any such Crossed Obligor is dissolved or if substantially all of the assets of any such Crossed Obligor are sold, then, and in any such event (such events being herein referred to as an "CROSSED OBLIGOR INSOLVENCY EVENT"), any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable to any Borrower upon or with respect to any Crossed Party Obligations shall be paid or delivered directly to the Lender for application on the Loan and the Crossed Loans, due or to become due, until such Loan and Crossed Loans shall have first been fully paid and satisfied (in cash). Should any payment, distribution, security or instrument or proceeds thereof be received by any Borrower upon or with respect to the Crossed Party Obligations after any Crossed Obligor Insolvency Event and prior to the payment in full and satisfaction of all of the Loan and Crossed Loans, such Borrower shall receive and hold the same in trust, as trustee, for the benefit of Lender and shall forthwith deliver the same to Lender in precisely the form received (except for the endorsement or assignment of such Borrower where necessary), for application to any of the Loan or Crossed Loans, due or not due, and, until so delivered, the same shall be held in trust by such Borrower as the property of Lender. If such Borrower fails to make any such endorsement or assignment to Lender, Lender or any of its officers or employees is irrevocably authorized to make the same. Each Borrower agrees that until the Loan and Crossed Loans have been paid in full (in cash) and satisfied, no Borrower will assign or transfer to any individual or entity (other than Lender) any claim such Borrower has or may have against any Crossed Obligor.

      (E) Subject to the provisions of Section 2.12(G), to the extent that any collection upon any of the Loan or the Crossed Loans is made by Lender from one of the Crossed Borrowers or the Crossed Properties or other assets of the Crossed Borrowers (a "CROSSED LOANS COLLECTION") which, taking into account all other Crossed Loans Collections then previously or concurrently made by such Crossed Borrower, exceeds the amount which otherwise would have been collected from such Crossed Borrower if each Borrower and each Crossed Borrower had paid the portion of the Loan and Crossed Loans satisfied by such Crossed Loans Collection in the same proportion as such Crossed Borrower's Allocable Amount (as defined below) (as determined immediately prior to such Crossed Loans Collection) bore to the aggregate Allocable Amounts of each Borrower and each Crossed Borrower as determined immediately prior to the making of such Crossed Loans Collection, then, following payment in full in cash of the entire Loan and Crossed Loans, such Crossed Borrower shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each Borrower and each of the other Crossed Borrowers for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Crossed Loans Collection. As of any date of determination, the "ALLOCABLE AMOUNT" of any Borrower or any Crossed Borrower shall be equal to the maximum amount of the claim which could then be recovered from such Borrower or Crossed Borrower under the Loan Documents and Crossed Loan Documents without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law. The foregoing provision shall be for the benefit of each of the Crossed Borrowers and Lender, but shall be subject to modification as provided in Section 2.12(G) below and to amendment by agreement of the Borrowers and Lender, in each case without necessity of any agreement, acknowledgment or approval of any Crossed Borrower or any notice to any Crossed Borrower. Section 2.12(E) of each of the Crossed Loan Agreements contains provisions similar to this Section 2.12(E) for the benefit of Lender and (subject to the terms thereof) the Crossed Borrowers. This Section 2.12(E) and Section 2.12(E) of each of the Crossed Loan Agreements are intended only to define the relative rights of the Borrowers and Crossed Borrowers, and nothing set forth in this Section 2.12(E) or in Section 2.12(E) of each of the Crossed Loan Agreements is intended to or shall impair the liens and security interests of the Loan Documents and the Crossed Loan Documents or the obligations of the Borrowers and the Crossed Borrowers thereunder. Each Borrower acknowledges that the rights of contribution and indemnification under this Section 2.12(E) and under Section 2.12(E) of the Crossed Loan Agreements constitute assets of the Borrowers or Crossed Borrowers to which such contribution and indemnification is owing, and any such right of contribution and indemnification owing to any Borrower under Section 2.12(E) of any of the Crossed Loan Agreements shall constitute additional Crossed Party Obligations for all purposes under this Section 2.12.

      (F) Each Borrower hereby consents and agrees to each of the following, and agrees that such Borrower's obligations under this Loan Agreement and the other Loan Documents and the Liens created under this Loan Agreement and the other Loan Documents securing the Loan and the Crossed Loans shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any common law, equitable, statutory or other rights (including without limitation rights to notice) that such Borrower might otherwise have as a result of or in connection with any of the following:

            (i) Any renewal, extension, increase, modification, alteration or rearrangement of all or any part of the Crossed Loans, the Crossed Loan Documents, or other document, instrument, contract or understanding between the Crossed Borrowers and Lender, or any other parties, pertaining to the Crossed Loans or any failure of Lender to notify such Borrower of any such action.

            (ii) Any adjustment, indulgence, forbearance or compromise that might be granted or given by Lender to the Crossed Borrowers.

            (iii) The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of any of the Crossed Borrowers or any other party at any time liable for the payment of all or part of the Crossed Loans; or any dissolution of any of the Crossed Borrowers, or any sale, lease or transfer of any or all of the assets of any of the Crossed Borrowers, or any changes in the shareholders, partners or members of any of the Crossed Borrowers; or any reorganization of any of the Crossed Borrowers.

            (iv) The invalidity, illegality or unenforceability of all or any part of the Crossed Loans, or any document or agreement executed in connection therewith, for any reason whatsoever, including without limitation the fact that
(A) the Crossed Loans, or any part thereof, exceeds the amount permitted by law,
(B) the act of creating the Crossed Loans or any part thereof is ultra vires,
(C) the officers or representatives executing the Crossed Loan Documents or otherwise creating the Crossed Loans acted in excess of their authority, (D) the Crossed Loans violate applicable usury laws, (E) the Crossed Borrowers have valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Crossed Loans wholly or partially uncollectible from the Crossed Borrowers, (F) the creation, performance or repayment of the Crossed Loans (or the execution, delivery and performance of any document or instrument representing part of the Crossed Loans or executed in connection with the Crossed Loans, or given to secure the repayment of the Crossed Loans) is illegal, uncollectible or unenforceable, or (G) any of the Crossed Loan Documents have been forged or otherwise are irregular or not genuine or authentic, it being agreed that each Borrower shall remain liable hereon regardless of whether the Crossed Borrowers or any other person be found not liable on the Crossed Loans or any part thereof for any reason.

            (v) Any full or partial release of the liability of the Crossed Borrowers on the Crossed Loans, or any part thereof, or of any co-guarantors, or any other person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Crossed Loans, or any part thereof, it being recognized, acknowledged and agreed by each Borrower that such Borrower has not been induced to enter into this Loan Agreement or the other Loan Documents on the basis of a contemplation, belief, understanding or agreement that other parties will be liable to pay or perform the Loan or such Borrower's obligations under the Loan Agreement or the other Loan Documents, or that Lender will look to other parties to pay or perform the Crossed Loans.

            (vi) The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Crossed Loans.

            (vii) Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Crossed Loans.

            (viii) The failure of or refusal of Lender or any other party acting on behalf of Lender to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security, including but not limited to any neglect, delay, omission, failure or refusal of Lender (A) to take or prosecute any action for the collection of any of the Crossed Loans, (B) to foreclose, or initiate any action to foreclose, or, once commenced, prosecute to completion any action to foreclose upon any security therefor, or (C) to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Crossed Loans.

            (ix) The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Crossed Loans, or any part thereof, shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by each Borrower that it is not entering into this Loan Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the Crossed Loans.

            (x) Any payment by any of the Crossed Borrowers to Lender is held to constitute a preference under bankruptcy laws, or for any reason Lender is required to refund such payment or pay such amount to any of the Crossed Borrowers or someone else.

            (xi) Any other action taken or omitted to be taken with respect to the Crossed Loan Documents, the Crossed Loans, or the security and collateral therefor.

      (G) Notwithstanding anything to the contrary set forth in this Loan Agreement, Lender may, at its sole option and in its sole discretion, from time to time (one or more times) deliver written notice to the Borrowers stating that this Loan Agreement, the Mortgages and the other Loan Documents shall no longer secure one or more (at Lender's sole election) of the Crossed Loans (each a "CROSS RELEASE NOTICe"), whereupon (i) this Loan Agreement and the other Loan Documents shall no longer secure any of the Crossed Loans for which a Cross Release Notice is given (any such Crossed Loan, an "EXCLUDED LOAN", and, collectively, the "EXCLUDED LOAN(S)"; each Crossed Borrower which is the borrower with respect to an Excluded Loan is herein referred to as an "EXCLUDED BORROWER", and the Crossed Loan Agreement, Crossed Mortgages, Cross Side Agreement and other Crossed Loan Documents executed and delivered by the Excluded Borrowers with respect to any Excluded Loan are herein referred to as the "EXCLUDED LOAN AGREEMENT", "EXCLUDED MORTGAGES", "EXCLUDED SIDE AGREEMENT" and "EXCLUDED LOAN DOCUMENTS", respectively, and each Crossed Property encumbered by the Excluded Loan Documents is herein referred to as an "EXCLUDED PROPERTY"), (ii) each Cross Guaranty of the Loan executed by each Excluded Borrower, together with each Cross Guaranty of an Excluded Loan executed by the Borrowers (herein collectively referred to as the "EXCLUDED GUARANTIES") shall be deemed automatically terminated and of no further force or effect, (iii) each reference herein and in the other Loan Documents to the "Crossed Loans" shall be deemed to exclude the Excluded Loans, (iv) each reference herein and in the other Loan Documents to the "Crossed Loan Agreements", "Crossed Mortgages", "Crossed Loan Documents", "Crossed Properties", "Cross Side Agreements" and "Cross Guaranties" shall be deemed to exclude the Excluded Loan Agreement, the Excluded Mortgages, the Excluded Loan Documents, the Excluded Property, the Excluded Side Agreements and the Excluded Guaranties, respectively, (v) each reference herein and in the other Loan Documents to the "Crossed Borrowers" and the "Crossed Obligors" shall be deemed to exclude each Excluded Borrower, (vi) the provisions of Section 2.12(E) of this Loan Agreement shall not apply to any Crossed Loans Collection from any Excluded Borrower or its Excluded Property and the Borrowers shall have no obligation or liability on account thereof; and
(vii) Borrowers shall no longer be beneficiaries of the covenants and agreements set forth in Section 2.12(E) of any Excluded Loan Agreement, and the Borrowers shall have no rights or claims on account of any contribution or indemnification obligations of any Excluded Borrower under Section 2.12(E) of any Excluded Loan Agreement. In addition to and without limiting the foregoing, the Borrowers hereby agree to fully cooperate with Lender, if Lender is considering the termination of the cross collateralization and cross default of the Loan and Loan Documents with any of the Crossed Loans, including, but not limited to (x) amending this Loan Agreement and the other Loan Documents as may be required by Lender to effectuate such termination of the cross collateralization and cross default provisions thereof, and (y) updating and/or endorsing the title insurance policies (at Lender's cost as to additional premium charges, if any) to reflect the continuation of the first priority lien of this Loan Agreement.

      (H) In the event the Loan is repaid or defeased in full in accordance with the provisions of this Loan Agreement and the other Loan Documents, then provided no Event of Default then exists hereunder, and no "Event of Default" (as defined in any of the Other Crossed Loan Agreements) exists under any of the Other Crossed Loan Documents, the cross collateralization and cross default of the Loan and Loan Documents with the Other Crossed Loans shall terminate and all the Other Crossed Loans shall be deemed Excluded Loans with respect to the Loan and the provisions of Section 2.12(G) above shall become automatically applicable with respect thereto.

                                   ARTICLE III
                               CONDITIONS TO LOAN

SECTION 3.1 CONDITIONS TO FUNDING OF THE LOAN ON THE CLOSING DATE. The obligation of Lender to fund the Loan are subject to the prior or concurrent satisfaction or waiver of the conditions set forth below, and to satisfaction of any other conditions specified herein or elsewhere in the Loan Documents. With respect to facts and circumstances actually known to Lender at Closing, by funding the Loan Lender shall be deemed to have acknowledged that each of the conditions set forth below has been satisfied or waived (except as otherwise set forth in any other agreement in writing between the Borrowers and Lender). Where in this Section any documents, instruments or information are to be delivered to Lender, then the condition shall not be satisfied unless (i) the same shall be in form and substance satisfactory to Lender, and (ii) if so required by Lender, the Borrowers shall deliver to Lender a certificate duly executed by the Borrowers stating that the applicable document, instrument or information is true and complete and does not omit to state any information without which the same might reasonably be deemed materially misleading.

      (A) LOAN DOCUMENTS. On or before the Closing Date, the Borrowers shall execute and deliver and cause to be executed and delivered to Lender all of the Loan Documents specified in SCHEDULE 3.1(A), together with such other Loan Documents as may be reasonably required by Lender, each, unless otherwise noted, of even date herewith, duly executed, in form and substance satisfactory to Lender and in quantities designated by Lender (except for the Note, of which only one shall be signed), which Loan Documents shall become effective upon the Closing.

      (B) DEPOSITS. The deposits required herein, including without limitation, the initial deposits into the Reserves and Accounts, shall have been made (and at the Borrowers' option, the same may be made from the proceeds of the Loan).

      (C) PERFORMANCE OF AGREEMENTS, TRUTH OF REPRESENTATIONS AND WARRANTIES. Each Borrower Party and all other Persons executing any agreement on behalf of any Borrower Party shall have performed in all material respects all agreements which this Loan Agreement provides shall be performed on or before the Closing Date. The representations and warranties contained herein and in the other Loan Documents shall be true, correct and complete in all material respects on and as of the Closing Date.

      (D) CLOSING CERTIFICATE. On or before the Closing Date, Lender shall have received certificates of even date herewith executed on behalf of each Borrower by the chief financial officer (or similar officer of the Borrowers) stating that: (i) on such date, to the Borrowers' Knowledge no Default exists; (ii) no material adverse change in the financial condition or operations of the business of the Borrowers or the projected cash flow of the Borrowers or the Properties, in each case taken as a whole, has occurred since the delivery to Lender of any financial statements, budgets, proformas, or similar materials (or if there has been any change, specifying such change in detail), and that, to the Borrowers' Knowledge after due inquiry, such financial materials fairly present the financial condition and results of operations of the Borrowers and the Properties, in each case taken as a whole, and all other materials delivered to Lender are complete and accurate in all material respects; and (iii) the representations and warranties set forth in this Loan Agreement are true and correct in all material respects on and as of such date with the same effect as though made on and as of such date (or if any such representations or warranties require qualification, specifying such qualification in detail) and (iv) to the Borrowers' Knowledge, there are no material facts or conditions concerning the Properties or any Borrower Party that have not been disclosed to Lender which could have a Material Adverse Effect.

      (E) OPINIONS OF COUNSEL. On or before the Closing Date, Lender shall have received from Morris, Manning & Martin, LLP or other legal counsel for the Borrowers satisfactory to

Lender, written legal opinions, each in form and substance acceptable to Lender, as to such matters as Lender shall request, including opinions to the effect that (i) each of the Borrower Parties is duly formed, validly existing, and in good standing in its state of organization and, in the case of each Borrower, in each state where its Property is located, (ii) this Loan Agreement and the Loan Documents have been duly authorized, executed and delivered and are enforceable in accordance with their terms subject to customary qualifications for bankruptcy, general equitable principles, and other customary assumptions and qualifications; (iii) the Deposit Account Agreement and Cash Management Agreement have been duly authorized, executed and delivered by Borrower and Manager and are enforceable in accordance with their terms and the security interests in favor of Lender in the Account Collateral have been validly created and perfected; and (iv) no Borrower, Member or General Partner would be consolidated in any bankruptcy proceeding affecting Guarantor or certain other Affiliates of the Borrower Parties specified by Lender. Also on or before the Closing Date, Lender shall have received the following legal opinions, each in form and substance acceptable to Lender: (a) an opinion of the Borrowers' local counsel in each state where the Properties are located as to the enforceability of, and the creation and perfection of Liens under, the Mortgages and the Assignments of Leases and such other matters as Lender may reasonably request;
(b) [intentionally omitted]; (c) opinions of Richards, Layton & Finger or other Delaware legal counsel, acceptable to Lender, for each Borrower that is a single member limited liability company formed under the laws of the State of Delaware that, among other matters, (1) under Delaware law (x) the prior unanimous written consent of Member (and the unanimous written consent of the board of directors of Member including the Independent Directors, or the unanimous prior written consent of the board of managers' of each Borrower, including the Independent Directors') would be required for a voluntary bankruptcy filing by each such Borrower, (y) the prior unanimous written consent of the board of directors of Member (including the Independent Directors) would be required for a voluntary bankruptcy filing by Member, (z) such unanimous consent requirements are enforceable against Member in accordance with their terms; (2) under Delaware law the bankruptcy or dissolution of Member would not cause the dissolution of any of the Borrowers and the bankruptcy or dissolution of the sole shareholder or member would not cause the dissolution of Member; (3) under Delaware law, creditors of Member shall have no legal or equitable remedies with respect to the assets of any of the Borrowers and creditors of Guarantor shall have no legal or equitable remedies with respect to the assets of Member; and
(4) a federal bankruptcy court would hold that Delaware law governs the determination of what Persons have authority to file a voluntary bankruptcy petition on behalf of each Borrower and Member; and (d) such other legal opinions as Lender may reasonably request.

      (F) TITLE POLICIES. On or before the Closing Date, Lender shall have received and approved pro forma Title Policies for the Mortgages, and as of the Closing, each Title Company shall be irrevocably committed and prepared immediately to issue the Title Policies or binding commitments. The Title Policies shall be in form and substance satisfactory to Lender. Without limitation, each Title Policy shall be issued on an ALTA form acceptable to Lender by each Title Company or if an ALTA form is not available in the applicable jurisdiction, another form acceptable to Lender, together with such reinsurance and direct access agreements as Lender may require, insuring that the Mortgages are valid first and prior enforceable liens on each Borrower's fee simple interest or ground leasehold interest, as the case may be, in the applicable Property (including any easements appurtenant thereto) subject only to such exceptions to coverage as are acceptable to Lender, including the Permitted Exceptions. Each Title Policy shall contain such endorsements as Lender may require (to the extent available in the state where the Properties is located) in form acceptable to Lender, including deletion of the creditors' rights exception and affirmative endorsement coverage for creditors' rights risks.

      (G) SURVEY. Lender shall have received a survey of each of the Properties, certified to Lender and its successors, assigns and designees and to each Title Company by a surveyor reasonably satisfactory to Lender (the "SURVEY"), or Lender shall have received both (x) a "no change" affidavit from each Borrower with respect to such Borrower's most recent Survey sufficient to cause the Title Company to provide current survey coverage to Lender in the applicable Title Policy without exception for matters that would be revealed by a current and accurate survey of the applicable Property, except for matters specifically shown on such most recent Survey, and (y) a reliance letter (to the extent any such surveys are not currently addressed to Lender) in form and substance satisfactory to Lender, permitting Lender to rely on the Survey (and any certification thereof) as if originally addressed and certified to Lender. Each Survey shall contain the minimum detail for land surveys as most recently adopted by ALTA/ASCM, shall comply with Lender's survey requirements and shall contain Lender's standard form certification, and shall show no state of facts or conditions reasonably objectionable to Lender.

      (H) ZONING. On or before the Closing Date, Lender shall have received evidence reasonably satisfactory to Lender as to the zoning and subdivision compliance of each of the Properties.

      (I) CERTIFICATES OF FORMATION AND GOOD STANDING. On or before the Closing Date, Lender shall have received copies of the organizational documents and filings of each Borrower Party, together with good standing certificates (or similar documentation) (including verification of tax status) from the state of its formation and from all states in which the laws thereof require such Person to be qualified and/or licensed to do business (including without limitation, each state in which the Properties are located for the applicable Borrower(s) and, to the extent required by law, Member and General Partner). Each such certificate shall be dated not more than 30 days prior to the Closing Date, as applicable, and certified by the applicable Secretary of State or other authorized governmental entity. In addition, on or before the Closing Date the secretary or corresponding officer of each Borrower Party, or the secretary or corresponding officer of the partner, trustee, or other Person as required by such Borrower Party's organizational documents (as the case may be, the "BORROWER PARTY SECRETARY") shall have delivered to Lender a certificate stating that the copies of the organizational documents as delivered to Lender are true and complete and are in full force and effect, and that the same have not been amended except by such amendments as have been so delivered to Lender.

      (J) CERTIFICATES OF INCUMBENCY AND RESOLUTIONS. On or before the Closing Date, Lender shall have received certificates of incumbency and resolutions of each Borrower Party and its constituents as requested by Lender, approving and authorizing the Loan and the execution, delivery and performance of the Loan Documents, certified as of the Closing Date by the Borrower Party Secretary as being in full force and effect without modification or amendment.

      (K) FINANCIAL STATEMENTS. On or before the Closing Date, Lender shall have received such financial statements and other financial information as shall be satisfactory to

Lender for each Borrower Party (including for Guarantor) and for the Properties. If any such statements are not available for the Properties, then the Borrowers shall provide such financial reports as are available. All such financial statements shall be certified to Lender by the applicable Borrower Party (through its chief financial officer or other officer charged with similar duties), which certification shall be in form and substance reasonably satisfactory to Lender.

      (L) OPERATING AND CAPEX/FF&E BUDGETS. On or before the Closing Date, Lender shall have received and approved the Operating Budget and CapEx/FF&E Budget for the Properties for the remainder of the current calendar year.

      (M) AGREEMENTS. On or before the Closing Date, Lender shall have received a list of all Material Agreements and, to the extent requested by Lender, copies thereof.

      (N) MANAGEMENT AGREEMENT; FRANCHISE AGREEMENTS. On or before the Closing Date, Lender shall have received copies of the Management Agreements and any leasing brokerage agreements pertaining to the Properties and the Assignments of Management Agreements, duly executed by each Manager and the applicable Borrower. On or before the Closing Date, Lender shall have received copies of the existing Franchise Agreements (including any Property Improvement Plan) and Franchisor Letters for each of the Properties duly executed by the applicable Franchisors.

      (O) RENT ROLL. Prior to the Closing, Lender shall have received from the Borrowers a rent roll for each of the Properties (collectively, the "RENT ROLL") in form and substance satisfactory to Lender. The Rent Roll shall constitute a true, correct, and complete list of each and every Material Lease, together with all extensions and amendments thereof, and shall accurately and completely disclose all annual and monthly rents payable by all tenants, including all percentage rents, if any, and expiration dates of such Material Leases, and the amount of security deposit being held by the Borrowers under each Material Lease, if any.

      (P) MATERIAL LEASES. Prior to the Closing, Lender shall have received true, correct and complete copies of the Material Leases, as amended.

      (Q) LICENSES, PERMITS AND APPROVALS. On or before Closing Date, Lender shall have received copies of the final, unconditional certificates of occupancy issued with respect to each of the Properties, together with all other applicable licenses (including, without limitation, each liquor license and beer permit), permits and approvals required for each Borrower to own, use, occupy, operate and maintain each of the Properties as a hotel.

      (R) INSURANCE POLICIES AND ENDORSEMENTS. On or before the Closing Date, Lender shall have received copies of certificates of insurance (dated not more than twenty (20) days prior to the Closing Date) regarding insurance required to be maintained under this Loan Agreement and the other Loan Documents, together with endorsements satisfactory to Lender naming Lender as an additional insured and loss payee, as required by this Loan Agreement, under such policies. In addition, as to any insurance matters arising under Environmental Laws or pertaining to any environmental insurance that any of the Borrowers has with respect to any

Property, the same shall be endorsed to Lender as required by this Loan Agreement and shall name Lender as an insured, additional insured and/or loss payee, as applicable.

      (S) ENVIRONMENTAL ASSESSMENT. Lender shall have received the Environmental Reports relating to each of the Properties, together with a letter from each preparer thereof entitling Lender and its successors and assigns to rely upon said Environmental Report.

      (T) PROPERTY CONDITION REPORTS. On or before the Closing Date, Lender shall have received a property condition report for each of the Properties, which shall be prepared by an engineer or other consultant satisfactory to Lender and otherwise shall be in form and substance satisfactory to Lender in its sole discretion. Each such report shall set forth any items of deferred maintenance at the applicable Property.

      (U) APPRAISAL. On or before the Closing Date, Lender shall have received an independent appraisal of each of the Properties from a state certified appraiser engaged by Lender. Each such appraisal shall conform in all respects to the criteria for appraisals set forth in the Financial Institutions Reform and Recovery Act of 1989 and the regulations promulgated thereunder (as if Lender were an institution under the jurisdiction thereof) and the Uniform Standards of Professional Appraisal Practices of the Appraisal Foundation.

      (V) SEARCHES. Prior to the Closing Date, Lender shall have received copies of Uniform Commercial Code, judgment, tax lien, bankruptcy and litigation search reports with respect to the Borrowers, Guarantor, Managers, General Partner and Member, all dated not more than thirty (30) days prior to the Closing Date.

      (W) DOCUMENTATION REGARDING APPLICATION OF PROCEEDS. At least two (2) days prior to the Closing Date, Lender shall have received payoff demand letters and wiring instructions from each lender or other obligee of any existing indebtedness which is required to be repaid pursuant to this Loan Agreement.

      (X) LEGAL FEES; CLOSING EXPENSES. The Borrowers shall have paid any and all reasonable legal fees and expenses of counsel to Lender, together with all recording fees and taxes, title insurance premiums, and other reasonable costs and expenses related to the Closing.

      (Y) COMMITMENT CONDITIONS. If a commitment letter or similar agreement shall have been issued by Lender for the Loan, such additional conditions as shall be specified in such commitment shall have been satisfied.

      (Z) OTHER REVIEW. Lender shall have completed all other review of the Borrower Parties, the Properties, and such other items as it reasonably determines relevant, and shall have determined based upon such review to fund the Loan. The Borrower Parties shall have satisfied such other reasonable criteria as Lender may reasonably specify.

      (AA) GROUND LEASES; GROUND LESSOR ESTOPPELS. On or before the Closing Date, Lender shall have received (i) true and complete copies of each of the Ground Leases, certified by the Borrowers, and (ii) estoppels and agreements acceptable to Lender, duly executed by each Ground Lessor.

      (BB) CONDOMINIUM PROPERTY AGREEMENTS. On or before the Closing Date, Lender shall have received an estoppel and agreement of the Board of Managers with respect to the Condominium Property Documents in form and substance reasonably acceptable to Lender.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

      In order to induce Lender to enter into this Loan Agreement and to make the Loan, each Borrower represents and warrants to Lender that the statements set forth in this Article IV, after giving effect to the Closing, will be, true, correct and complete in all material respects as of the Closing Date.

SECTION 4.1 ORGANIZATION, POWERS, CAPITALIZATION, GOOD STANDING, BUSINESS.

      (A) ORGANIZATION AND POWERS. Each Borrower Party is duly organized, validly existing and in good standing under the laws of the state of its formation. Each Borrower Party has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted, and to enter into each Loan Document to which it is a party and to perform the terms thereof.

      (B) QUALIFICATION. Each Borrower Party is duly qualified and in good standing in the state of its formation. In addition, each Borrower Party is duly qualified and in good standing in each state where necessary to carry on its present business and operations, except in jurisdictions in which the failure to be qualified and in good standing could not reasonably be expected to have a Material Adverse Effect.

      (C) ORGANIZATION. The organizational chart set forth as SCHEDULE 4.1(C) accurately sets forth the direct and indirect ownership structure of the Borrowers, General Partners and Members.

SECTION 4.2 AUTHORIZATION OF BORROWING, ETC.

      (A) AUTHORIZATION OF BORROWING. The Borrowers have the power and authority to incur the Indebtedness evidenced by the Note. The execution, delivery and performance by each Borrower Party of each of the Loan Documents to which it is a party and the consummation of the transactions contemplated thereby have been duly authorized by all necessary limited liability company, partnership, trustee, corporate or other action, as the case may be.

      (B) NO CONFLICT. The execution, delivery and performance by each Borrower Party of the Loan Documents to which it is a party and the consummation of the transactions contemplated thereby do not and will not: (1) violate (x) any provision of law applicable to any Borrower Party; (y) the partnership agreement, certificate of limited partnership, certificate of incorporation, bylaws, declaration of trust, operating agreement or other organizational documents, as the case may be, of each Borrower Party; or (z) any order, judgment or decree of any Governmental Authority binding on any Borrower Party or any of its Affiliates; (2) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Borrower Party or any of its Affiliates (except where such breach will not cause a Material Adverse Effect); (3) result in or require the creation or imposition of any material Lien (other than the Lien of the Loan Documents) upon the Properties or assets of any Borrower Party; or (4) except as set forth on
SCHEDULE 4.2, require any approval or consent of any Person under any material Contractual Obligation of any Borrower Party, which approvals or consents as set forth on SCHEDULE 4.2 have been obtained on or before the dates required under such material Contractual Obligation, but in no event later than the Closing Date.

      (C) GOVERNMENTAL CONSENTS. The execution and delivery by each Borrower Party of the Loan Documents to which it is a party, and the consummation of the transactions contemplated thereby do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority.

      (D) BINDING OBLIGATIONS. This Loan Agreement is, and the Loan Documents, including the Note, when executed and delivered will be, the legally valid and binding obligations of each Borrower Party that is a party thereto, enforceable against each of the Borrower Parties, as applicable, in accordance with their respective terms, subject to bankruptcy, insolvency, moratorium, reorganization and other similar laws affecting creditor's rights. No Borrower Party has any defense or offset to any of its obligations under the Loan Documents to which it is a party. No Borrower Party has any claim against Lender or any Affiliate of Lender.

SECTION 4.3 FINANCIAL STATEMENTS. All financial statements concerning any of the Borrowers, their Affiliates and the Properties which have been furnished by or on behalf of the Borrowers to Lender pursuant to this Loan Agreement present fairly the financial condition of the Persons covered thereby as of the dates thereof and the results of their operations for the periods then ended, and, to the Borrowers' Knowledge after due inquiry, have been prepared in accordance with GAAP consistently applied (except as disclosed therein). Since the date of the financial statements delivered to Lender, there has been no material adverse change in the financial condition, operations or business of the Borrower Parties or the Properties from that set forth in said financial statements.

SECTION 4.4 INDEBTEDNESS AND CONTINGENT OBLIGATIONS. As of the Closing, the Borrowers shall have no outstanding Indebtedness or Contingent Obligations other than the Obligations or any other Permitted Indebtedness.

SECTION 4.5 TITLE TO THE PROPERTIES. The Borrowers have good and marketable fee simple title (or, in the case of the Ground Leased Properties, leasehold title) to the Properties, free and clear of all Liens except for the Permitted Encumbrances. The Borrowers own and will own at all times all FF&E relating to the Properties (other than personal property which is either owned by tenants of such Property, not used or necessary for the operation of the applicable Property, or leased by the Borrowers as permitted hereunder), subject only to the Permitted Encumbrances. The Mortgages, when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will create (i) a valid, perfected first lien on each of the Properties, subject only to the Permitted Encumbrances, and (ii) perfected first priority security interests in and to, and perfected collateral assignments of, all personalty (including the Rents, the Leases, and the FF&E), all in accordance with the terms thereof, in each case subject only to any applicable Permitted Encumbrances. Lender will have a perfected first priority security interest in and to the FF&E owned by the Borrowers, if any, not located at the Properties. To the Borrowers' Knowledge, except as set forth on SCHEDULE 4.5, there are no proceedings in condemnation or eminent domain affecting any of the Properties, and to the actual Knowledge of the Borrowers, none is threatened. Except as set forth on
SCHEDULE 4.5(A), no Person has any option or other right to purchase all or any portion of any of the Properties or any interest therein. To the Borrowers' Knowledge, there are no mechanic's, materialman's or other similar liens or claims which have been filed for work, labor or materials affecting the Properties which are or will be liens prior to, or equal or coordinate with, the lien of any of the Mortgages. None of the Permitted Encumbrances, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgages and this Loan Agreement, materially and adversely affect the value of any of the Properties, impair the use or operations of the Properties or impair the Borrowers' ability to pay its obligations in a timely manner.

SECTION 4.6 ZONING; COMPLIANCE WITH LAWS. To the Borrower's Knowledge, except as set forth in the Zoning Reports for the Properties delivered to Lender, the Properties and the use thereof comply in all material respects with all applicable zoning, subdivision and land use laws, regulations and ordinances, all applicable health, fire, building codes, parking laws and all other laws, statutes, codes, ordinances, rules and regulations applicable to the Properties, or any of them, including without limitation the Americans with Disabilities Act. To the Borrowers' Knowledge, there are no illegal activities relating to controlled substances on any of the Properties. To the Borrower's Knowledge, except as set forth in the Zoning Reports for the Properties delivered to Lender, all material permits, licenses and certificates for the lawful use, occupancy and operation of each component of each of the Properties in the manner in which it is currently being used, occupied and operated, including, but not limited to liquor licenses and certificates of occupancy, or the equivalent, have been obtained and are current and in full force and effect. To the Borrower's Knowledge, except as set forth in the Zoning Reports for the Properties delivered to Lender, in the event that all or any part of the Improvements located on any Property is destroyed or damaged, said Improvements can be legally reconstructed to their condition prior to such damage or destruction, and thereafter exist for the same use without violating any zoning or other ordinances applicable thereto and without the necessity of obtaining any variances or special permits, other than customary demolition, building and other construction related permits. To the Borrowers' Knowledge, no legal proceedings are pending or threatened with respect to the zoning of any Property. To the Borrowers' Knowledge, except as set forth in the Title Policies and/or the Surveys, neither the zoning nor any other right to construct, use or operate any Property is in any way dependent upon or related to any real estate other than such Property. No tract map, parcel map, condominium plan, condominium declaration, or plat of subdivision will be recorded by the Borrowers with respect to any Property without Lender's prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned.

SECTION 4.7 LEASES; AGREEMENTS.

      (A) LEASES; AGREEMENTS. The Borrowers have delivered to Lender true and complete copies (in all material respects) of all (i) Leases for more than five hundred (500) square feet of space at any Property and (ii) Material Agreements affecting the operation and management of the Properties, and such Leases and Material Agreements have not been modified or amended except pursuant to amendments or modifications delivered to Lender. Except for the rights of each of the current Managers pursuant to the existing Management Agreements, no Person has any right or obligation to manage any of the Properties or to receive compensation in connection with such management. Except for the parties to any leasing brokerage agreement that has been delivered to Lender, no Person has any right or obligation to lease or solicit tenants for the Properties, or (except for cooperating outside brokers) to receive compensation in connection with such leasing.

      (B) RENT ROLL, DISCLOSURE. A true and correct copy of the Rent Roll is attached hereto as SCHEDULE 4.7(B) and, except for the Material Leases described in the Rent Roll, none of the Properties are subject to any Material Leases. Except only as specified in the Rent Roll, or as otherwise disclosed to Lender in the estoppel certificates delivered to Lender at Closing, to the Borrowers' Knowledge, (i) the Material Leases are in full force and effect; (ii) the Borrowers have not given any notice of default to any tenant under any Material Lease which remains uncured; (iii) no tenant has any set off, claim or defense to the enforcement of any Material Lease; (iv) no tenant is in arrears in the payment of rent, additional rent or any other charges whatsoever due under any Material Lease, or is materially in default in the performance of any other obligations under such Material Lease; (v) the Borrowers have completed all work or alterations required of the landlord or lessor under each Material Lease, and all of the other obligations of landlord or lessor under the Material Leases have been performed; and (vi) there are no rent concessions (whether in form of cash contributions, work agreements, assumption of an existing tenant's other obligations, or otherwise) or extensions of time whatsoever not reflected in such Rent Roll. There are no legal proceedings commenced (or, to the Knowledge of the Borrowers, threatened) against the Borrowers by any tenant or former tenant. No rental in excess of one month's rent has been prepaid under any of the Material Leases. To the Borrowers' Knowledge, each of the Material Leases is valid and binding on the parties thereto in accordance with its terms.

      (C) NO RESIDENTIAL UNITS. There are no residential units in any of the Properties and, to each Borrower's Knowledge, no person (other than a site manager employed by Manager) occupies any part of the Properties for dwelling purposes other than on a transient basis.

      (D) MANAGEMENT AGREEMENTS. The Borrowers have delivered to Lender a true and complete copy of each of the Management Agreements to which they are a party that will be in effect on the Closing Date, and such Management Agreements have not been modified or amended except pursuant to amendments or modifications delivered to Lender. The Management Agreements are in full force and effect and no default by any of the Borrowers or Manager exists thereunder.

      (E) FRANCHISE AGREEMENTS; PROPERTY IMPROVEMENT PLANS. The Borrowers have delivered to Lender a true and complete copy of each of the Franchise Agreements to which they are a party, and such Franchise Agreements have not been modified or amended except pursuant to amendments or modifications delivered to Lender. To the Borrowers' Knowledge, (i) the applicable Franchise Agreements are in full force and effect and (ii) except as set forth on SCHEDULE 4.7(E), no material default by the Borrowers, Manager or the applicable Franchisor exists thereunder. The defaults listed on SCHEDULE 4.7(E), individually and in the aggregate, do not and will not have a Material Adverse Effect. Except for the Property Improvement Plans set forth on EXHIBIT G attached hereto, there are no other property improvement plans or similar capital improvement plans or obligations required by any Franchisor pursuant to any Franchise Agreement, in effect for any of the Properties.

SECTION 4.8 CONDITION OF THE PROPERTIES. To each Borrower's Knowledge, except as set forth in the Property Condition Reports for the Properties delivered to Lender, all Improvements including, without limitation, the roof and all structural components, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior doors, parking facilities, sidewalks and landscaping are in good condition and repair. Except as disclosed in the Property Condition Reports, (i) the Borrowers are not aware of any latent or patent structural or other material defect or deficiency in the Properties and, (ii) to the Borrowers' Knowledge, city water supply, storm and sanitary sewers, and electrical, gas (if applicable) and telephone facilities are available to each of the Properties within the boundary lines of each of the Properties (except as may be shown on the applicable Survey), are fully connected to the Improvements and are fully operational, are sufficient to meet the reasonable needs of each of the Properties as now used or presently contemplated to be used, and no other utility facilities are necessary to meet the reasonable needs of each of the Properties as now used or presently contemplated. Except as may be shown on the applicable Survey, to the Borrowers' Knowledge no part of any of the Properties is within a flood plain and none of the Improvements create encroachments over, across or upon the Properties' boundary lines, rights of way or easements, and no building or other improvements on adjoining land create such an encroachment which could reasonably be expected to have a Material Adverse Effect. All public roads and streets necessary for service of and access to each of the Properties for the current and contemplated uses thereof have been completed and are serviceable and are physically and legally open for use by the public. To the Borrowers' Knowledge after due inquiry, and except as disclosed in the Property Condition Reports, any septic system located at any of the Properties is in good and safe condition and repair and in compliance with all applicable law.

SECTION 4.9 LITIGATION; ADVERSE FACTS. Except as set forth on SCHEDULE 4.9, there are no judgments outstanding against any Borrower Party, or affecting any of the Properties or any property of any Borrower, nor is there any action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration now pending or, to the Borrowers' Knowledge, threatened against any Borrower Party that could reasonably be expected to result in a Material Adverse Effect. To the Borrowers' Knowledge after due inquiry, the actions, charges, claims, demand, suits, proceedings, petitions, investigations and arbitrations set forth on SCHEDULE 4.9 are not reasonably expected to result, either individually or in the aggregate, in any Material Adverse Effect.

SECTION 4.10 PAYMENT OF TAXES. All federal, state and local tax returns and reports of each Primary Borrower Party required to be filed have been timely filed (or each Borrower has timely filed for an extension and the applicable extension has not expired), and all taxes, assessments, fees and other governmental charges (including any payments in lieu of taxes) upon such Person and upon its properties, assets, income and franchises which are due and payable have been paid. To the Borrowers' Knowledge, there is not presently pending any special assessment against any of the Properties or any part thereof.

SECTION 4.11 ADVERSE CONTRACTS. Except for the Loan Documents, none of the Primary Borrower Parties is a party to or bound by, nor is any property of such Person subject to or bound by, any contract or other agreement which restricts such Person's ability to conduct its business in the ordinary course as currently conducted that, either individually or in the aggregate, has a Material Adverse Effect or could reasonably be expected to have a Material Adverse Effect.

SECTION 4.12 PERFORMANCE OF AGREEMENTS. No Borrower Party is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Contractual Obligation of any such Person which could reasonably be expected to have a Material Adverse Effect, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default which could reasonably be expected to have a Material Adverse Effect.

SECTION 4.13 GOVERNMENTAL REGULATION. No Primary Borrower Party is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940 or to any federal or state statute or regulation limiting its ability to incur indebtedness for borrowed money.

SECTION 4.14 EMPLOYEE BENEFIT PLANS. Except as set forth on SCHEDULE 4.14, no Primary Borrower Party maintains or contributes to, or has any obligation (including a contingent obligation) under, any Employee Benefit Plans.

SECTION 4.15 BROKER'S FEES. No broker's or finder's fee, commission or similar compensation will be payable by or pursuant to any contract or other obligation of any Primary Borrower Party with respect to the making of the Loan or any of the other transactions contemplated hereby or by any of the Loan Documents. The Borrowers shall indemnify, defend, protect, pay and hold Lender harmless from any and all broker's or finder's fees claimed to be due in connection with the making of the Loan arising from any Borrower Parties' actions.

SECTION 4.16 INTENTIONALLY DELETED.

SECTION 4.17 SOLVENCY. The Borrowers (a) have not entered into the transaction or any Loan Document with the actual intent to hinder, delay, or defraud any creditor and (b) received reasonably equivalent value in exchange for its obligations under the Loan Documents. Giving effect to the Loan, the aggregate fair saleable value of the Borrowers' assets exceed and will, immediately following the making of the Loan, exceed the Borrowers' total liabilities, including, without limitation, subordinated, unliquidated, disputed and Contingent Obligations. The aggregate fair saleable value of the Borrowers' assets is and will, immediately following the making of the Loan, be greater than the Borrowers' probable total liabilities, including the maximum amount of their Contingent Obligations on their debts as such debts become absolute and matured. Each Borrower's assets do not and, immediately following the making of the Loan will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. The Borrowers do not intend to, and do not believe that they will, incur Indebtedness and liabilities (including Contingent Obligations and other commitments) beyond their ability to pay such Indebtedness and liabilities as they mature (taking into account the timing and amounts of cash to be received by the Borrowers and the amounts to be payable on or in respect of obligations of the Borrowers).

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

SECTION 4.18 DISCLOSURE. No financial statements furnished to Lender by or on behalf of any Borrower Party contains any untrue representation, warranty or statement of a material fact, or omits to state a material fact necessary in order to make the statements contained therein not misleading. No Loan Document or any other document, certificate or written statement for use in connection with the Loan and prepared by any Borrower Party, or any information provided by any Borrower Party and contained in, or used in preparation of, any document or certificate for use in connection with the Loan, contains any untrue representation, warranty or statement of a material fact, or omits to state a material fact necessary in order to make the statements contained therein not misleading. There is no material fact actually known to the Borrowers that has had or could reasonably be expected to have a Material Adverse Effect and that has not been disclosed in writing to Lender by the Borrowers.

SECTION 4.19 USE OF PROCEEDS AND MARGIN SECURITY. The Borrowers shall use the proceeds of the Loan only for the purposes set forth herein and consistent with all applicable laws, statutes, rules and regulations. No portion of the proceeds of the Loan shall be used by the Borrowers or any Person in any manner that might cause the borrowing or the application of such proceeds to violate Regulation T, Regulation U or Regulation X or any other regulation of the Board of Governors of the Federal Reserve System.

SECTION 4.20 INSURANCE. Set forth on SCHEDULE 4.20 is a complete and accurate description of all policies of insurance for each Borrower that are in effect as of the Closing Date. No notice of cancellation has been received with respect to such policies, and, to each Borrower's Knowledge, the Borrowers are in compliance with all conditions contained in such policies.

SECTION 4.21 SEPARATE TAX LOTS. Each of the Properties are comprised of one (1) or more parcels which constitute separate tax lots. No part of any of the Properties is included or assessed under or as part of another tax lot or parcel, and no part of any other property is included or assessed under or as part of the tax lots or parcels comprising any of the Properties.

SECTION 4.22 INVESTMENTS. The Borrowers have no (i) direct or indirect interest in, including without limitation stock, partnership interest or other securities of, any other Person (other than the Beverage Companies), or (ii) direct or indirect loan, advance or capital contribution to any other Person, including all indebtedness and accounts receivable from that other Person.

SECTION 4.23 BANKRUPTCY. No Borrower Party is a debtor, and no property of any of them (including any Property) is property of the estate, in any voluntary or involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or other similar law now or hereafter in effect. No Borrower Party and no property of any of them is under the possession or control of a receiver, trustee or other custodian. No Borrower Party has made any assignment for the benefit of creditors. No such assignment or bankruptcy or similar case or proceeding is now contemplated.

SECTION 4.24 DEFAULTS. To the Borrowers' Knowledge, except as disclosed to Lender in writing herein or in any of the Loan Documents, no Default exists.

SECTION 4.25 NO PLAN ASSETS. No Primary Borrower Party is or will be (i) an employee benefit plan as defined in Section 3(3) of ERISA which is subject to ERISA, (ii) a plan as defined in

Section 4975(e)(1) of the IRC which is subject to Section 4975 of the IRC, or
(iii) an entity whose underlying assets constitute "plan assets" of any such employee benefit plan or plan for purposes of Title I of ERISA of Section 4975 of the IRC; provided that, in making such representation, the Borrowers have assumed that (i) no portion of the Loan shall be funded with plan assets of any employee benefit plan that is subject to Title I of ERISA or any plan that is covered by Section 4975 of the Code unless the Lender is eligible to apply one or more exemptions such that the Loan will not constitute a nonexempt prohibited transaction under Section 406 of ERISA or that could subject a Borrower Party or its Affiliates to an excise tax under Section 4975 of the IRC; and (ii) such assumption in the preceding clause is true and correct with respect to any party to which Lender transfers or assigns any portion of the Loan.

SECTION 4.26 GOVERNMENTAL PLAN. No Primary Borrower Party is or will be a "governmental plan" within the meaning of Section 3(32) of ERISA and transactions by or with the Borrowers are not and will not be subject to state statutes applicable to the Borrowers' regulating investments of and fiduciary obligations with obligations with respect to governmental plans.

SECTION 4.27 NOT FOREIGN PERSON. No Primary Borrower Party is a "foreign person" within the meaning of Section 1445(f)(3) of the IRC.

SECTION 4.28 NO COLLECTIVE BARGAINING AGREEMENTS. Except as set forth on
SCHEDULE 4.28, no Primary Borrower Party is a party to any collective bargaining agreement.

SECTION 4.29 CONDOMINIUM PROPERTY DOCUMENTS.

      (A) The Borrowers have delivered true and correct copies of each of the Condominium Property Documents to Lender and same have not been modified, amended or assigned except as set forth on SCHEDULE 4.29, and to the Borrowers' Knowledge, there are no other material documents or agreements affecting the Condominium Borrower's interest in the Condominium Property.

      (B) Each of the Condominium Property Documents is in full force and effect and, to the Condominium Borrower's Knowledge, no breach or default, or event that, with the giving of notice or the passage of time or both would constitute a breach or default, under any of the Condominium Property Documents (a "CONDOMINIUM DEFAULT") exists or has occurred on the part of the Condominium Borrower or on the part of any other party to any of the Condominium Property Documents. The Condominium Borrower has not received any written notice that a default under the Condominium Property Documents has occurred or exists, or that the Board of Managers or any third party alleges the same to have occurred or exist.

SECTION 4.30 GROUND LEASES.

      (A) Each Ground Lease contains the entire agreement of the Ground Lessor and the applicable Borrower pertaining to each Ground Leased Property covered thereby. The Borrowers have no estate, right, title or interest in or to the Ground Leased Properties except under and pursuant to the Ground Leases. The Borrowers have delivered true and correct copies of each of the Ground Leases to Lender and the Ground Leases have not been modified, amended or assigned except as set forth on SCHEDULE 4.30.

      (B) To the Knowledge of the Borrowers, each Ground Lessor is the exclusive fee simple owner of its Ground Leased Property, subject only to the Ground Lease and the Permitted Encumbrances, and each Ground Lessor is the sole owner of the lessor's interest in the applicable Ground Lease.

      (C) There are no rights to terminate any Ground Lease other than any Ground Lessor's right to terminate by reason of default, casualty, condemnation or other reasons, in each case as expressly set forth in the applicable Ground Lease.

      (D) Each Ground Lease is in full force and effect and to the Borrowers' Knowledge, no breach or default or event that with the giving of notice or passage of time would constitute a breach or default under any Ground Lease (a "GROUND LEASE DEFAULT") exists or has occurred on the part of the Borrowers or on the part of any Ground Lessor under any Ground Lease. All base rent and additional rent due and payable under the Ground Leases has been paid through the date hereof and the Borrowers are not required to pay any deferred or accrued rent after the date hereof under any of the Ground Leases. The Borrowers have not received any written notice that a Ground Lease Default has occurred or exists, or that any Ground Lessor or any third party alleges the same to have occurred or exist.

      (E) The applicable Borrower set forth on SCHEDULE 4.30 is the exclusive owner of the lessee's interest under and pursuant to the applicable Ground Lease and has not assigned, transferred, or encumbered its interest in, to, or under any Ground Lease (other than assignments that will terminate on or prior to Closing), except in favor of Lender pursuant to this Loan Agreement and the other Loan Documents.

SECTION 4.31 NO PROHIBITED PERSONS. Neither any Borrower Party nor any of their respective officers, directors, partners, members, Affiliates or, to the knowledge of the Borrowers, shareholders is an entity or person: (i) that is listed in the Annex to, or is otherwise subject to the provisions of Executive Order 13224 issued on September 24, 2001 ("EO13224"); (ii) whose name appears on the United States Treasury Department's Office of Foreign Assets Control ("OFAC") most current list of "Specifically Designated National and Blocked Persons" (which list may be published from time to time in various mediums including, but not limited to, the OFAC website, http:www.treas.gov/ofac/t11sdn.pdf); (iii) who commits, threatens to commit or supports "terrorism", as that term is defined in EO 13224; or (iv) who is otherwise affiliated with any entity or person listed above (any and all parties or persons described in clauses (i) through (iv) above are herein referred to as a "PROHIBITED PERSON").

                                    ARTICLE V
                          COVENANTS OF BORROWER PARTIES

      The Borrowers covenant and agree that until payment in full of the Loan, all accrued and unpaid interest and all other Obligations, the Borrowers shall perform and comply with all covenants in this Article V applicable to such Person.

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

SECTION 5.1 FINANCIAL STATEMENTS AND OTHER REPORTS.

      (A) FINANCIAL STATEMENTS.

            (i) ANNUAL REPORTING. Within one hundred twenty (120) days after the end of each calendar year, the Borrowers (on a consolidated basis), and within ninety (90) days after the end of each calendar year, Guarantor shall provide true and complete copies of their Financial Statements for such year to Lender. All such Financial Statements shall be audited by an Approved Accounting Firm or by other independent certified public accountants reasonably acceptable to Lender, and shall bear the unqualified certification of such accountants that such Financial Statements present fairly in all material respects the financial position of the subject company. The annual Financial Statements shall be accompanied by Supplemental Financial Information for such calendar year. The annual Financial Statements for the Borrowers (on a consolidated basis) and Guarantor shall also be accompanied by a certification executed by the entity's chief executive officer or chief financial officer (or other officer with similar duties), satisfying the criteria set forth in Section 5.1(A)(viii) below, and a Compliance Certificate (as defined below).

            (ii) QUARTERLY REPORTING - BORROWERS. Within forty-five (45) days after the end of each calendar quarter, the Borrowers on a consolidated basis (other than with respect to income statements, which shall be on an individual property basis) shall provide copies of their Financial Statements for such quarter to Lender, together with a certification executed on behalf of each of the Borrowers by their respective chief executive officers or chief financial officers (or other officer with similar duties) in accordance with the criteria set forth in Section 5.1(A)(viii) below. Such quarterly Financial Statements shall be accompanied by Supplemental Financial Information and a Compliance Certificate for such quarter.

            (iii) QUARTERLY REPORTING - GUARANTOR. Within forty-five (45) days after the end of each calendar quarter, Guarantor shall provide copies of its Financial Statements for such quarter to Lender, together with a certification executed on behalf of Guarantor by its chief executive officer or chief financial officer (or other officer with similar duties) in accordance with the criteria set forth in Section 5.1(A)(viii) below.

            (iv) LEASING REPORTS. Within forty-five (45) days after the end of each calendar year, each Borrower shall provide to Lender a certified Rent Roll and a schedule of security deposits held under Material Leases, each in form and substance reasonably acceptable to Lender. Within forty-five (45) days after the end of each calendar year, each Borrower shall also provide to Lender (a) a schedule of any retail Material Leases that expired during such calendar year and a schedule of retail Material Leases scheduled to expire within the next calendar year and (b) to the extent the Borrowers received notice thereof, a list of any retail tenants under Material Leases that filed bankruptcy, insolvency or reorganization proceedings during such calendar year. Within ninety (90) days after the end of each calendar year, each Borrower shall provide to Lender a statement of income and expenses for all retail space at each of the Properties owned and operated by the Borrowers and, to the extent provided to the Borrowers and not subject to confidentiality restrictions, sales reports for retail tenants for such year.

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

            (v) MONTHLY REPORTING. Within thirty (30) days after the end of each calendar month, each Borrower shall provide, or cause Manager to provide, to Lender the following items determined on an accrual basis: (a) a calculation of the average daily rate, RevPAR and occupancy calculations and statistics for each of the Properties for the subject month; (b) Smith Travel Research "STAR" reports then available; (c) monthly, and year to date operating statements prepared for such calendar month and for the trailing twelve (12) month period then ended, noting Net Operating Income, Net Cash Flow and including budgeted and last year results for the same year-to-date period and other information necessary and sufficient under GAAP to fairly represent the results of operation of each of the Properties during such calendar month, all in form reasonably satisfactory to Lender; (d) reports for FF&E and Capital Expenditure projects completed during such calendar month (including a detailed explanation for any material deviations from budget) and setting forth that all disbursements and/or withdrawals, as applicable, from the Capital Improvement Reserve and the FF&E Reserve have been made with respect to items of Capital Improvement only (as opposed to items that, in accordance with GAAP, would be included as an Operating Expense); (e) monthly and year to date detailed reports of Operating Expenses for each of the Properties, including supporting documentation satisfactory to Lender in its sole discretion for each item of Extraordinary Expense (as such term is defined in the Cash Management Agreement) for which Lender has approved a disbursement from the Cash Trap Reserve pursuant to the terms of Section 3.3(a)(v) of the Cash Management Agreement; (f) most recently available "OSI", or similar quality index, scores (including detailed information regarding criteria and thresholds); (g) prior to Securitization of the Loan, market segmentation reports for the trailing twelve (12) month period for each of the Properties; and (h) a report setting forth (i) the date of termination by Property for each Franchise Agreement that has been terminated after the Closing Date and not replaced with an Approved Franchisor, (ii) the number of Properties for which a default has occurred and has continued beyond applicable notice and grace periods under the applicable Franchise Agreement (including the percentage of the original Aggregate Allocated Loan Amount represented by such Properties), (iii) a summary report establishing that the Borrowers are diligently continuing to pursue reflagging efforts with respect to each such Property, and (iv) a summary report including (a) the aggregate number of Properties for which the Borrowers have entered into new Franchise Agreements as permitted by Sections 5.13(D)(i) and 5.13(D)(iv) together with the resulting Category of each such Property, and (b) the aggregate number of Properties for which any replacement (and, if more than one replacement has occurred to a single Property, the number of replacements with respect to such Property) of the applicable Franchise Agreements has occurred pursuant to the terms of Sections 5.13(D)(ii) and 5.13(D)(iii) together with the percentage of the Aggregate Outstanding Principal Balance represented by such Properties and including the resulting Category of each such Property. All of the above statements, reports and information shall be provided to Lender by email in Microsoft Excel format or other spreadsheet format reasonably acceptable to Lender (in the case of any statements, reports or information provided by third parties that are not Affiliates of the Borrowers, to the extent same are available in such format). Along with such operating statements, each Borrower shall deliver to Lender a Compliance Certificate of such Borrower's chief executive officer or chief financial officer (or other officer with similar duties) satisfying the criteria set forth in Section 5.1(A)(viii) below.

            (vi) ADDITIONAL REPORTING. In addition to the foregoing, the Borrowers shall, and shall cause Guarantor and Manager to, promptly provide to Lender such further documents and information concerning its operations, properties, ownership, and finances as Lender shall from time to time reasonably request upon prior written notice to the Borrowers.

            (vii) GAAP; UNIFORM SYSTEM. The Borrowers will, and will cause Guarantor and Manager to, maintain systems of accounting established and administered in accordance with sound business practices and sufficient in all respects to permit preparation of Financial Statements in conformity with GAAP and the Uniform System. All Financial Statements shall be prepared in accordance with GAAP and the Uniform System, consistently applied; provided, however, in the event of a conflict between the Uniform System and GAAP, GAAP will be followed.

            (viii) CERTIFICATIONS OF FINANCIAL STATEMENTS AND OTHER DOCUMENTS, COMPLIANCE CERTIFICATE. Together with the Financial Statements and other documents and information provided to Lender by or on behalf of the Borrowers or Guarantor under this Section, the Borrowers or Guarantor also shall deliver to Lender a certification to Lender, executed on behalf of the Borrowers or Guarantor by their respective chief executive officer or chief financial officer (or other officer with similar duties), stating that to their Knowledge after due inquiry such quarterly and annual Financial Statements and information fairly present the financial condition and results of operations of the Borrowers, Guarantor and/or the Properties for the period(s) covered thereby, and do not omit to state any material information without which the same might reasonably be misleading, and all other non-financial documents submitted to Lender (whether monthly, quarterly or annually) are true, correct, accurate and complete in all material respects. In addition, where this Loan Agreement requires a "COMPLIANCE CERTIFICATE", the Person required to submit the same shall deliver a certificate duly executed on behalf of such Person by its chief executive officer or chief financial officer (or other officer with similar duties) stating (a) that, to their Knowledge after due inquiry, there does not exist any Default or Event of Default under the Loan Documents (or if any exists, specifying the same in detail), and (b) the Borrowers and Guarantor have complied with the applicable reporting requirements of this Section 5.1.

            (ix) FISCAL YEAR. Each Borrower represents that its fiscal year and that of the Guarantor ends on December 31, and agrees that no change shall be made to each such fiscal year, without Lender's prior written consent.

      (B) ACCOUNTANTS' REPORTS. Promptly upon receipt thereof, each Borrower will deliver copies of all material reports submitted by independent public accountants in connection with each annual, interim or special audit of the Financial Statements or other business operations of such Borrower made by such accountants, including the comment letter submitted by such accountants to management in connection with the annual audit.

      (C) TAX RETURNS. Within thirty (30) days after filing the same, each Borrower shall deliver to Lender a copy of its Federal income tax returns (or the return of the applicable Person into which such Borrower's Federal income tax return is consolidated) certified on its behalf by its chief financial officer (or similar position) to be true and correct.

      (D) ANNUAL OPERATING BUDGET, CAPEX/FF&E BUDGETS. Prior to February 15 of each calendar year, each Borrower shall deliver to Lender for its review for its Property a proposed Operating Budget and CapEx/FF&E Budget (in each case presented on a monthly and annual basis) for such calendar year. Each Operating Budget and CapEx/FF&E Budget shall be subject to Lender's approval which shall not be unreasonably withheld, conditioned or delayed. Provided that no Cash Trap Event or Event of Default exists, the Borrowers may make changes to the Operating Budget and the CapEx/FF&E Budget from time to time as deemed reasonably necessary by the Borrower, provided no such modification (together with all prior modifications taken as a whole) shall alter any single line item (or the applicable Budget as a whole) by more than ten percent (10%) without Lender's prior written approval, which approval shall not be unreasonably withheld; provided, however, notwithstanding the foregoing during a Cash Trap Event, increases to the Operating Budget for any Property (not to exceed ten percent (10%) of the Operating Budget for such Property as a whole) will be permitted without Lender's consent for actual verifiable increases in utilities, water and sewer assessments and charges and real property taxes for the applicable Property over the amounts therefor set forth in the Operating Budget for such Property for the prior period. Notice of any modifications to the Operating Budget and the CapEx/FF&E Budget shall be delivered to Lender at the time of delivery of the next financial reporting required pursuant to Section 5.1(A)(v). Lender acknowledges that it has approved the annual Operating Budget and the CapEx/FF&E Budget for the 2004 calendar year. The proposed Operating Budget shall identify and set forth each Borrower's reasonable estimate, after due consideration, of all revenue, costs, and expenses, and shall specify Operating Revenues and Operating Expenses on a line-item basis consistent with the form of Operating Budget delivered to Lender prior to Closing. If any of said budgets or plans requiring Lender's approval is not in form and substance reasonably satisfactory to Lender, Lender may disapprove the same and specify the reasons therefor in writing, and the Borrowers shall promptly amend and resubmit for approval revised budgets or plans, as applicable, making such changes as are necessary to comply with the reasonable requirements of Lender. Until any such budget or plan for any year requiring Lender's approval has been approved or deemed approved, the applicable budget or plan for the previous year shall remain in effect until the new budget or plan is approved or deemed approved. Lender's consent to any budget, plan or amendments thereto shall be deemed given, if the first correspondence from the Borrowers to Lender requesting such approval is in an envelope marked "PRIORITY" and contains a bold-faced, conspicuous legend at the top of the first page thereof stating that "IF YOU FAIL TO RESPOND TO OR TO EXPRESSLY DENY THIS REQUEST FOR APPROVAL IN WRITING WITHIN FIFTEEN (15) DAYS, YOUR APPROVAL MAY BE DEEMED GIVEN", and is accompanied by the information and documents required above and any other information reasonably requested by Lender in writing prior to the expiration of such fifteen (15) day period in order to adequately review the same has been delivered and, if Lender fails to respond or to expressly deny such request for approval in writing within the fifteen (15) day period, a second notice is delivered to Lender from the Borrowers in an envelope marked "PRIORITY" requesting approval containing a bold-faced, conspicuous legend at the top of the first page thereof stating that "IF YOU FAIL TO RESPOND TO OR EXPRESSLY DENY THIS REQUEST FOR APPROVAL IN WRITING WITHIN TEN (10) DAYS, YOUR APPROVAL SHALL BE DEEMED GIVEN" and Lender fails to respond or to expressly deny each request for approval within the ten (10) day period.

      (E) MATERIAL NOTICES.

            (i) The Borrowers shall promptly deliver, or cause to be delivered, copies of all notices given or received with respect to a default under any term or condition related to any Permitted Indebtedness of any Borrower, and shall notify Lender within five (5) Business Days of any potential or actual event of default with respect to any such Permitted Indebtedness.

            (ii) The Borrowers shall promptly deliver to Lender copies of any and all material notices (including without limitation any notice alleging any default or breach which is reasonably expected to result in a termination) received with respect to any Material Agreement or any Lease, including, without limitation, any inspection report and any progress reports related to any Property Improvement Plan received from a Franchisor related to such Borrower's Property.

      (F) EVENTS OF DEFAULT, ETC. Promptly upon any of the Borrowers obtaining knowledge of any of the following events or conditions, such Borrower shall deliver a certificate executed on its behalf by its chief financial officer or similar officer specifying the nature and period of existence of such condition or event and what action such Borrower or any Affiliate thereof has taken, is taking and proposes to take with respect thereto: (i) any condition or event that constitutes an Event of Default; (ii) any Material Adverse Effect; or (iii) any actual or alleged breach or default or assertion of (or written threat to assert) remedies under any Management Agreement, Franchise Agreement or Ground Lease.

      (G) LITIGATION. Promptly upon any of the Borrowers obtaining knowledge of
(1) the institution of any action, suit, proceeding, governmental investigation or arbitration against the Borrowers or any of the Properties not previously disclosed in writing by the Borrowers to Lender which would be reasonably likely to have a Material Adverse Effect or is not covered by insurance or (2) any material development in any action, suit, proceeding, governmental investigation or arbitration at any time pending against or affecting the Borrowers or the Properties which, in each case, if adversely determined would reasonably be expected to have a Material Adverse Effect, the Borrowers will give notice thereof to Lender and, upon request from Lender, provide such other information as may be reasonably available to them to enable Lender and its counsel to evaluate such matter.

      (H) INSURANCE. At least five (5) Business Days prior to the end of each insurance policy period of the Borrowers, the Borrowers will deliver certificates, reports, and/or other information (all in form and substance reasonably satisfactory to Lender), (i) outlining all material insurance coverage maintained as of the date thereof by the Borrowers and all material insurance coverage planned to be maintained by the Borrowers in the subsequent insurance policy period and (ii) evidencing payment in full of the premiums for such insurance policies.

      (I) OTHER INFORMATION. With reasonable promptness, Borrowers will deliver such other information and data with respect to such Person and its Affiliates or the Properties as from time to time may be reasonably requested by Lender.

SECTION 5.2 EXISTENCE; QUALIFICATION. The Borrowers will at all times preserve and keep in full force and effect their existence as a limited partnership, limited liability company, or corporation, as the case may be, and all rights and franchises material to its business, including their qualification to do business in each state where it is required by law to so qualify. Without limitation of the foregoing, each Borrower and, to the extent required by applicable law, General Partner and Member, shall at all times be qualified to do business in each of the states where the Properties are located.

SECTION 5.3 PAYMENT OF IMPOSITIONS AND CLAIMS.

      (A) Except for those matters being contested pursuant to clause (B) below, the Borrowers will pay (i) all Impositions; (ii) all claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets (hereinafter referred to as the "CLAIMS"); and (iii) all federal, state and local income taxes, sales taxes, excise taxes and all other taxes and assessments of the Borrowers on their business, income or assets; in each instance before any penalty or fine is incurred with respect thereto.

      (B) The Borrowers shall not be required to pay, discharge or remove any Imposition or Claim relating to a Property so long as the Borrowers contest in good faith such Imposition, Claim or the validity, applicability or amount thereof by an appropriate legal proceeding which operates to prevent the collection of such amounts and the sale of the applicable Property or any portion thereof, and so long as: (i) no Event of Default shall have occurred and be continuing, (ii) prior to the date on which such Imposition or Claim would otherwise have become delinquent, the Borrowers shall have given Lender prior written notice of their intent to contest said Imposition or Claim; (iii) prior to the date on which such Imposition or Claim would otherwise have become delinquent, the Borrowers shall have deposited with Lender (or with a court of competent jurisdiction or other appropriate body reasonably approved by Lender) such additional amounts as are necessary to keep on deposit at all times, an amount by way of cash, Dollar Equivalents, or a Letter of Credit, equal to at least one hundred twenty-five percent (125%) (or such higher amount as may be required by applicable law) of the total of (x) the balance of such Imposition or Claim then remaining unpaid, and (y) all interest, penalties, costs and charges accrued or accumulated thereon; (iv) no risk of sale, forfeiture or loss of any interest in the applicable Property or any part thereof arises, in Lender's reasonable judgment, during the pendency of such contest; (v) such contest does not, in Lender's reasonable determination, have a Material Adverse Effect; and (vi) such contest is based on bona fide, material, and reasonable claims or defenses. Any such contest shall be prosecuted with due diligence, and the Borrowers shall promptly pay the amount of such Imposition or Claim as finally determined, together with all interest and penalties payable in connection therewith. Lender shall have full power and authority, but no obligation, to apply any amount deposited with Lender under this subsection to the payment of any unpaid Imposition or Claim to prevent the sale or forfeiture of the applicable Property for non-payment thereof, if Lender reasonably believes that such sale or forfeiture is threatened. Any surplus retained by Lender after payment of the Imposition or Claim for which a deposit was made shall be promptly repaid to the Borrowers unless an Event of Default shall have occurred, in which case said surplus may be retained by Lender to be applied to the Obligations. Notwithstanding any provision of this Section to the contrary, the Borrowers shall pay any Imposition or Claim which they might otherwise be entitled to contest if an Event of Default shall occur and be continuing, or if, in the reasonable determination of Lender, the applicable Property is in danger of being forfeited or foreclosed. If the Borrowers refuse to pay

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

any such Imposition or Claim, Lender may (but shall not be obligated to) make such payment and the Borrowers shall reimburse Lender on demand for all such advances.

SECTION 5.4 MAINTENANCE OF INSURANCE.

      The Borrowers will continuously maintain the following described policies of insurance on each of the respective Properties without cost to Lender (the "INSURANCE POLICIES"):

            (i) Property insurance against loss and damage by all risks of physical loss or damage, including fire, sprinkler leakage, windstorm, hurricane, terrorism, and other risks covered by the so-called extended coverage endorsement covering the Improvements and personal property in amounts not less than the full insurable replacement value of all Improvements (less building foundations and footings) and personal property from time to time on the Properties and without sublimits, and bearing a replacement cost agreed-amount endorsement;

            (ii) Commercial general liability insurance, including death, bodily injury, innkeeper legal liability and broad form property damage coverage with a combined single limit in an amount not less than One Million Dollars ($1,000,000) per occurrence and Two Million Dollars ($2,000,000) in the aggregate for any policy year;

            (iii) If any of the Properties are in an area prone to geological phenomena, including, but not limited to, sinkholes, mine subsidence or earthquakes, insurance covering such risks in an amount equal to 100% of the full replacement cost of all improvements (without any deductions for depreciation) and with a maximum permissible deductible equal to the lesser of $25,000 or 10% of the face value of the policy;

            (iv) For each Property located in whole or in part in a federally designated "special flood hazard area", flood insurance in the maximum available amount;

            (v) An umbrella excess liability policy with a limit of not less than Twenty Million Dollars ($20,000,000) over primary insurance, which policy shall include coverage for so-called assumed and contractual liability coverage and automobile liability coverage, and coverage for safeguarding of personalty and shall also include such additional coverages and insured risks which are acceptable to Lender;

            (vi) Business interruption and/or rent loss insurance with an aggregate limit equal to at least the gross income from the Properties for an indemnity period commencing on the date of such casualty and ending at least six
(6) months after completion of the Restoration (such amount being adjusted annually);

            (vii) Crime protection insurance covering all employees with access to funds and located in Guarantor's corporate offices with a limit of not less than One Million Dollars ($1,000,000) and with the same coverages and deductibles as currently in place at the Properties;

            (viii) Steam boiler, machinery and pressurized vessel insurance insuring against breakdown or explosion of such equipment on a replacement cost value basis, which shall not contain any exclusions for testing procedures;

            (ix) Worker's Compensation Insurance in statutory amounts, if any, at all times;

            (x) Insurance against loss or damage from (A) leakage of sprinkler systems and (B) explosion of steam boilers, air conditioning equipment, high pressure piping, machinery and equipment, pressure vessels or similar apparatus now or hereafter installed in the Improvements (without exclusion for explosions), in an amount at least equal to the Aggregate Allocated Loan Amount;

            (xi) During any period of construction, repair or restoration, builder's "all risk" insurance in an amount equal to not less than the full insurable value of the Properties (excluding building foundations and footings) against such risks (including, without limitation, fire and extended coverage and collapse of the Improvements to agreed limits) as Lender may reasonably request;

            (xii) If the Properties are or become a "non-conforming use" under applicable zoning and building ordinances, or other requirements of the applicable Governmental Authority, law or ordinance coverage to compensate for the cost of demolition and the increased cost of construction, if available;

            (xiii) If the Borrowers, Manager or any of their respective Affiliates holds a liquor license for the Properties, liquor liability insurance (including "dram shop" liability) in an amount not less than $1,000,000 for each common cause and $3,000,000 in the aggregate; provided that if such liquor license is held by any tenant under a Lease, the Borrowers shall cause such tenant to cause liquor liability insurance in an amount not less than the limits set forth above to be carried in such tenant's name, and shall include the Borrowers and Lender as additional insureds thereunder;

            (xiv) If reasonably required by Lender as a result of the release, disposal or existence of any Hazardous Materials on or about any Property after the date hereof (or as to which Lender obtains knowledge after the date hereof) or if such insurance is then customarily required by institutional lenders for securitized loans, environmental insurance, including mold coverage, in form and with coverages (including business interruption coverage) reasonably satisfactory to Lender; provided, however, without limiting or affecting Lender's right to require such environmental insurance with respect to any other Properties after the date hereof, Lender acknowledges that, as of the date hereof, environmental insurance shall only be required with respect to the Property known as the Holiday Inn, located at 363 Roberts Street, East Hartford, Connecticut;

            (xv) Fiduciary liability insurance and directors and officers liability insurance ("D&O INSURANCE") with coverages at levels in effect as of the Closing Date;

            (xvi) Insurance against acts of terrorism, or insurance policies without an exclusion for damages resulting from acts of terrorism on terms consistent with the commercial property insurance policies required under subsection (i), (ii), (v) and (vi) above;

            (xvii) Such other insurance as may from time to time be reasonably required by Lender and which is then customarily required by institutional lenders for securitized loans secured by similar properties similarly situated, against other insurable hazards, including, but not limited to, malicious mischief, vandalism, windstorm and or earthquake, due regard to be given to the size and type of the Properties, Improvements, fixtures and equipment and their location, construction and use. Additionally, the Borrowers shall carry such insurance coverage as Lender may from time to time require if the failure to carry such insurance would result in a downgrade, qualification or withdrawal of any class of securities issued in connection with a Securitization.

            All Insurance Policies shall be in content (including, without limitation, endorsements or exclusions, if any), form, and amounts, and issued by companies, satisfactory to Lender from time to time and shall name Lender and its successors and assignees as their interests may appear as (x) an "additional insured" for each of the liability policies under this Section 5.4 hereof, and
(y) a "mortgagee" for each of the property and casualty policies under this Section hereof, and shall (except for Worker's Compensation Insurance) contain a waiver of subrogation clause reasonably acceptable to Lender. Other than with respect to D&O Insurance, an insurance company shall not be satisfactory unless such insurance company (a) is licensed or authorized to issue insurance in the State where the applicable Property is located and (b) has a claims paying ability rating by the Rating Agencies of AA- (or its equivalent). Notwithstanding the foregoing, a carrier which does not meet the foregoing ratings requirement shall nevertheless be deemed acceptable hereunder provided that such carrier is reasonably acceptable to Lender and the Borrowers shall obtain and deliver to Lender a Rating Confirmation with respect to such carrier from each of the Rating Agencies, provided, however, that: (a) if any insurance coverage required under this Section 5.4 is maintained by a syndicate of insurers, the preceding ratings requirements shall be deemed satisfied (without any required Rating Confirmation) as long as at least seventy five percent (75%) of the coverage (if there are four or fewer members of the syndicate) or at least sixty percent (60%) of the coverage (if there are five or more members of the syndicate) is maintained with carriers meeting the claims-paying ability ratings requirements by S&P and Moody's (if applicable) set forth above and all carriers in such syndicate have a claims-paying ability rating by S&P of not less than "BBB" and by Moody's of not less than "Baa2" (to the extent rated by Moody's); (b) Lender hereby approves Zurich Insurance Company as the carrier providing the insurance described in clause (ii) above, so long as such carrier maintains a claims paying ability of not less than A- by S&P (and the equivalent from each of the other Rating Agencies to the extent rated thereby) and (c) until the expiration of the current term of the applicable policies, Lender hereby approves Landmark American as the carrier providing the insurance described in clauses (i), (iv) and (vi) above (covering losses over the first $25,000,000 of coverage), so long as thereafter such carrier or any other carrier providing the above coverages maintains a claims paying ability of not less than A by S&P (and the equivalent from each of the other Rating Agencies to the extent rated thereby). All Insurance Policies under Sections 5.4 (i), (iv),
(vi), (vii), (x), (xi) and (xii) hereof shall contain a Non-Contributory Standard mortgagee clause and a mortgagee's Loss Payable Endorsement (Form 438 BFU NS), or their equivalents (such endorsements shall entitle Lender to collect any and all proceeds payable under all such insurance, with the insurance company waiving any claim or defense against Lender for premium payment, deductible, self-insured retention or claims reporting provisions). All Insurance Policies shall provide that the coverage shall not be modified without
(30) days' advance written notice to Lender and shall provide that no claims shall be paid thereunder to a Person other than Lender without ten (10) days' advance written notice to Lender. The Borrowers may obtain any insurance required by this Section through blanket policies; provided, however, that such blanket policies shall separately set forth the amount of insurance in force with respect to the Properties (which shall not be reduced by reason of events occurring on property other than the Properties) and shall afford all the protections to Lender as are required under this Section. Except as may be expressly provided above, all policies of insurance required hereunder shall contain no annual aggregate limit of liability, other than with respect to liability insurance. If a blanket policy is issued, a certified copy of said policy shall be furnished, together with a certificate indicating that Lender is an additional insured (and, if applicable, loss payee) under such policy in the designated amount. The Borrowers will deliver duplicate originals of all Insurance Policies, premium prepaid through the current expiration dates of such Insurance Policies, to Lender and, in case of Insurance Policies about to expire, the Borrowers will deliver duplicate originals of replacement policies satisfying the requirements hereof to Lender not less than ten (10) days prior to the date of expiration; provided, however, if such replacement policy is not yet available, the Borrowers shall provide Lender with an insurance certificate executed by the insurer or its authorized agent evidencing that the insurance required hereunder is being maintained under such policy, which certificate shall be acceptable to Lender on an interim basis until the duplicate original of the policy is available. The Borrowers shall furnish Lender receipts for the payment of premiums on such insurance policies or other evidence of such payment reasonably satisfactory to Lender in the event that such premiums have not been paid by Lender pursuant to the Loan Agreement. The requirements of this Section 5.4 shall apply to any separate policies of insurance taken out by the Borrowers concurrent in form or contributing in the event of loss with the Insurance Policies. Losses shall be payable to Lender notwithstanding (1) any act, failure to act or negligence of the Borrowers or their agents or employees, Lender or any other insured party which might, absent such agreement, result in a forfeiture or all or part of such insurance payment, other than the willful misconduct of Lender knowingly in violation of the conditions of such policy, (2) the occupation or use of the Properties or any part thereof for purposes more hazardous than permitted by the terms of such policy, (3) any foreclosure or other action or proceeding taken pursuant to this Loan Agreement or (4) any change in title to or ownership of the Properties or any part thereof. The property insurance and the boiler and machinery insurance described in Sections 5.4(i) and (x) hereof shall include "underground hazards" coverage; "time element" coverage by which Lender shall be assured payment of all amounts due under the Note, this Loan Agreement and the other Loan Documents; "extra expense" (i.e., soft costs), clean-up, transit and ordinary payroll coverage; and "expediting expense" coverage to facilitate rapid repair or restoration of the Properties. The Insurance Policies shall not contain any deductible in excess of $250,000.

SECTION 5.5 OPERATION AND MAINTENANCE OF THE PROPERTIES; CASUALTY.

      (A) The Borrowers will operate and maintain the Properties as is necessary to maintain hotel standards at least as high as those that currently apply to each Property, subject to ordinary wear and tear, as reasonably determined by the Borrowers, and otherwise in compliance with the standards under the applicable Franchise Agreement and shall maintain or cause to be maintained in good repair, working order and condition all material property used in the business of each Borrower, including the applicable Property, and will make or cause to be made all appropriate repairs, renewals and replacements thereof. Without limitation of the foregoing, each Borrower will operate and maintain its Property substantially in accordance with the applicable Operating Budget and the CapEx/FF&E Budget. All work required or permitted

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

under this Loan Agreement shall be performed in a workmanlike manner and in compliance with all applicable laws.

      So long as no Event of Default has occurred and is continuing, the Borrowers may, without Lender's consent, perform alterations to the Properties which do not constitute a Material Alteration. The Borrowers shall not perform any Material Alteration without Lender's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that Lender may, in its sole and absolute discretion, withhold consent to any Material Alteration which is likely to result in a decrease of Net Operating Income (taking into consideration all Material Alterations being undertaken at the Properties at such time) by 5% or more below that which was in effect prior to the commencement of the first such Material Alteration being undertaken at the time of determination for a period of sixty (60) days or longer; provided, further, however, the Borrowers may perform a Material Alteration without Lender's consent if (i) the delay caused by obtaining Lender's prior consent may result in injury or death at, or further destruction or deterioration of, the applicable Property, (ii) such Material Alteration is necessary to prevent the likelihood of injury or death at, or further destruction or deterioration of, the applicable Property, and (iii) the Borrowers deliver notice to Lender within two (2) Business Days of commencement of such Material Alteration together with such supporting documentation as Lender may require with respect to such Material Alteration. Lender may, as a condition to giving its consent to a Material Alteration, require that the Borrowers deliver to Lender evidence reasonably satisfactory to Lender that the Borrowers have cash available for payment of the cost of such Material Alteration or, if the Borrowers fail to deliver such evidence, cash, Dollar Equivalents or a Letter of Credit, in an amount equal to 125% of the cost of such Material Alteration as reasonably estimated by Lender. Cash deposited by the Borrowers with Lender in connection with any Material Alteration pursuant to the foregoing sentence shall be held by Lender in a Sub-Account of the Lock Box Account and disbursed to the Borrowers to pay for the cost of such Material Alteration as such work progresses subject to satisfaction of the conditions for disbursement of amounts from the Capital Improvement Reserve under Section 6.5 (including the requirements set forth under Section 6.7). Upon completion of the Material Alteration, the Borrowers shall provide evidence reasonably satisfactory to Lender that (i) the Material Alteration was constructed in accordance with all material applicable laws and substantially in accordance with plans and specifications approved by Lender (which approval shall not be unreasonably withheld or delayed), (ii) all contractors, subcontractors, materialmen and professionals who provided work, materials or services in connection with the Material Alteration have been paid in full and have delivered unconditional releases of lien and (iii) all material licenses necessary for the use, operation and occupancy of the Material Alteration (other than those which depend on the performance of tenant improvement work) have been issued. The Borrowers shall reimburse Lender upon demand for all reasonable out-of-pocket costs and expenses (including the reasonable fees of any architect, engineer or other professional engaged by Lender) incurred by Lender in reviewing plans and specifications or in making any determinations necessary to implement the provisions of this Section 5.5(A).

      (B) In the event of casualty or loss at any of the Properties, the Borrowers shall give immediate written notice of the same to the insurance carrier and to Lender and shall promptly commence and diligently prosecute to completion, in accordance with the terms hereof, the repair and restoration of the Property as nearly as possible to the Pre-Existing Condition (a "RESTORATION"). The Borrowers hereby authorize and empower Lender as attorney-in-fact for

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

the Borrowers (jointly with the Borrowers unless an Event of Default has occurred and is continuing), or any of them, to make proof of loss, to adjust and compromise any claim under insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom Lender's expenses incurred in the collection of such proceeds; provided however, that nothing contained in this Section shall require Lender to incur any expense or take any action hereunder. The Borrowers further authorize Lender, at Lender's option, (i) to hold the balance of such proceeds to be used to reimburse the Borrowers for the cost of Restoration of any of the Properties or (ii) subject to Subsection 5.5(C), to apply such proceeds to payment of the Obligations whether or not then due, in any order. Notwithstanding the foregoing, in the event of a casualty where the loss does not exceed the Restoration Threshold, the Borrowers may settle and adjust such claim; provided that (a) no Event of Default has occurred and is continuing and (b) such adjustment is carried out in a commercially reasonable and timely manner.

      (C) Lender shall not exercise Lender's option to apply insurance proceeds to payment of the Obligations if all of the following conditions are met: (i) no Event of Default then exists; (ii) Lender reasonably determines that there will be sufficient funds to complete the Restoration of the Property to at least substantially the Pre-Existing Condition and to timely make all payments due under the Loan Documents during the Restoration of the affected Property; (iii) Lender reasonably determines that the Net Operating Income of the Properties (including rental income or business interruption insurance) will be sufficient to pay principal and interest on the Loan and the Mezzanine Loan and Operating Revenues of the Properties, after the Restoration thereof to the Pre-Existing Condition, will be sufficient to meet all Operating Expenses, payments for Reserves and payments of principal and interest under the Note and the Mezzanine Loan; (iv) Lender determines that the Restoration of the affected Property to the Pre-Existing Condition will be completed not later than five (5) months prior to the expiration of any business interruption insurance, but in no event later than six (6) months prior to the Maturity Date; (v) less than fifty percent (50%) of the total floor area of the Improvements has been damaged, destroyed or rendered unusable as a result of such fire or other casualty; and
(vi) such Property can be restored and repaired substantially to the condition it was in immediately prior to such casualty and in compliance with all applicable zoning, building and other laws and codes (the "PRE-EXISTING CONDITION"). If Lender elects to apply insurance proceeds to payment of the Obligations, such application shall be made on the Payment Date immediately following such election in accordance with the terms of the Cash Management Agreement.

      (D) If Lender elects or is obligated to make the insurance proceeds available for the Restoration of any Property and Lender is holding such proceeds, the Borrowers agree that, if at any time during the Restoration, the cost of completing such Restoration, as reasonably determined by Lender, exceeds the undisbursed insurance proceeds, the Borrowers shall, within ten (10) Business Days following the written demand by Lender, deposit the amount of such excess with Lender, and Lender shall first disburse such deposit to pay for the costs of such Restoration on the same terms and conditions as the insurance proceeds are disbursed. If the Borrowers deposit such excess with Lender and if, after completion of the Restoration, any funds remain from the combination of insurance proceeds and the funds so deposited with Lender by the Borrowers, and if no Event of Default shall have occurred and be continuing, then Lender shall promptly disburse to the Borrowers such remaining funds.

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

      (E) Lender may, at Lender's option, condition disbursement of any insurance proceeds on Lender's approval (which approval shall not be unreasonably withheld) of plans and specifications of an independent architect licensed in the state where the Property is located and reasonably satisfactory to Lender (the "ARCHITECT"), any and all contractors, subcontractors and materialmen engaged in the Restoration and the contracts under which they have been engaged, contractor's cost estimates, architect's certificates, waivers of liens, sworn statements of mechanics and materialmen and such other evidence of costs, percentage completion of construction, application of payments, and satisfaction of liens as Lender may reasonably require. Lender shall not be obligated to disburse insurance proceeds more frequently than once every calendar month. If insurance proceeds are applied to the payment of the Obligations and provided no Event of Default exists, any such application of proceeds to principal shall be without any Prepayment Consideration and shall not extend or postpone the due dates of the monthly payments due under the Note or otherwise under the Loan Documents, or change the amounts of such payments. If Lender elects to apply all of such insurance proceeds toward the repayment of the Obligations, the Borrowers shall (subject to compliance with clauses (A), (B), (D) and (F) of Section 11.4) be entitled to obtain from Lender a Property Release (without representation or warranty) of the applicable Property from the Lien of the Mortgage relating to such Property (in which event the Borrowers shall not be obligated to restore the applicable Property pursuant to Section 5.5(B) above) provided that the Borrowers pay to Lender the amount, if any, by which the Release Price for such Property exceeds the insurance proceeds received by Lender and applied to repayment of the Obligations. If any proceeds are applied to reduce the Obligations under this Section 5.5, provided that no Event of Default has occurred and is continuing, no Prepayment Consideration shall be due and payable in connection with such application. Any amount of insurance proceeds remaining in Lender's possession after full and final payment and discharge of all Obligations shall be refunded to, or as directed by, the Borrowers or otherwise paid in accordance with applicable law. If the Property is sold at foreclosure or if Lender acquires title to the Property, Lender shall have all of the right, title and interest of the applicable Borrower in and to any insurance policies and unearned premiums thereon and in and to the proceeds resulting from any damage to such Property prior to such sale or acquisition.

      (F) In no event shall Lender be obligated to make disbursements of insurance proceeds in excess of an amount equal to the costs actually incurred from time to time for work in place as part of the Restoration, as certified by the Architect, less a retainage equal to the lesser of (x) the actual retainage required pursuant to the permitted contract, or (y) ten percent (10%) of such costs incurred until the Restoration has been completed. The retainage shall in no event be less than the amount actually held back by the Borrowers from contractors, subcontractors and materialmen engaged in the Restoration. The retainage shall not be released until the Architect certifies to Lender, or, if no Architect has been retained by Lender, Lender is reasonably satisfied, that the Restoration has been completed in accordance with the provisions of this
Section 5.5 and that all approvals necessary for the re-occupancy and use of the Property have been obtained from all appropriate governmental authorities, and Lender receives final lien waivers and such other evidence reasonably satisfactory to Lender that the costs of the Restoration have been paid in full or will be paid in full out of the retainage.

SECTION 5.6 INSPECTION. Each Borrower shall permit any authorized representatives designated by Lender to visit and inspect during normal business hours its Property and its business, including its financial and accounting records, and to make copies and take extracts therefrom and to discuss its affairs, finances and business with its officers and independent public accountants (with such Borrower's representative(s) present), at such reasonable times during normal business hours and as often as may be reasonably requested. Unless an Event of Default has occurred and is continuing, Lender shall provide advance written notice of at least three (3) Business Days prior to visiting or inspecting any Property or such Borrower's offices.

SECTION 5.7 O&M PLAN. The applicable Borrowers shall cause to be prepared and delivered to Lender operations and maintenance programs (the "O&M PLANS") with respect to suspected asbestos, asbestos-containing materials, and/or mold located in certain Properties as set forth on SCHEDULE 6.6, which conditions were disclosed in the applicable Environmental Reports for such Properties. Each applicable Borrower shall at all times implement and carry out the O&M Plan in accordance with its terms. Lender's requirement that the applicable Borrowers develop and comply with the O&M Plan shall not be deemed to constitute a waiver or modification of any covenants or agreements of the Borrowers or Guarantor with respect to Hazardous Material or Environmental Laws as set forth in the Environmental Indemnity.

SECTION 5.8 INTENTIONALLY DELETED.

SECTION 5.9 COMPLIANCE WITH LAWS AND CONTRACTUAL OBLIGATIONS. The Borrowers will
(A) comply with the requirements of all present and future applicable laws, rules, regulations and orders of any governmental authority in all jurisdictions in which it is now doing business or may hereafter be doing business, other than those laws, rules, regulations and orders the noncompliance with which would not reasonably be expected to have, either individually or in the aggregate, a material adverse effect on the operation or value of any Property, (B) maintain all licenses and permits now held or hereafter acquired by any Borrower, the loss, suspension, or revocation of which, or failure to renew, could have a material adverse effect on the operation or value of any Property and (C) perform, observe, comply and fulfill all of its material obligations, covenants and conditions contained in any Contractual Obligation.

SECTION 5.10 FURTHER ASSURANCES. The Borrowers shall, from time to time, execute and/or deliver such documents, instruments, agreements, financing statements, and perform such acts as Lender at any time may reasonably request to evidence, preserve and/or protect the Collateral at any time securing or intended to secure the Obligations and/or to better and more effectively carry out the purposes of this Loan Agreement and the other Loan Documents.

SECTION 5.11 PERFORMANCE OF AGREEMENTS AND LEASES. Each Primary Borrower Party shall duly and punctually perform, observe and comply in all material respects with all of the terms, provisions, conditions, covenants and agreements on its part to be performed, observed and complied with (i) hereunder and under the other Loan Documents to which it is a party, (ii) under all Material Agreements and Leases and (iii) all other agreements entered into or assumed by such Person in connection with the Properties, and will not suffer or permit any material default or event of default (giving effect to any applicable notice requirements and cure periods) to exist under any of the foregoing except where the failure to perform, observe or comply with any agreement referred to in this clause
(iii) would not reasonably be expected to have a material adverse effect on the operation or value of any Property.

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

SECTION 5.12 LEASES. (A) Without the prior written consent of Lender, which shall not be unreasonably withheld or delayed, the Borrowers shall not, nor shall the Borrowers authorize Manager or any other Person to, (i) enter into any Material Lease; (ii) cancel or terminate any Material Lease (except to enforce any such Lease after a default thereunder); (iii) amend or modify any Material Lease (except for minor modifications and amendments entered into in the ordinary course of business, consistent with prudent property management practices, not materially and adversely affecting the economic terms of the Material Lease); (iv) approve any assignment, sublease or underlease of any Material Lease (except as required pursuant to the express terms of any existing Lease or Lease hereafter approved by Lender); or (v) cancel or modify any guaranty, or release any security deposit, letter of credit, or other item constituting security pertaining to any Material Lease (except as required pursuant to the express terms of any existing Lease or Lease hereafter approved by Lender).

      (B) Any request for approval of any Material Lease or assignment, termination, amendment or modification of any Material Lease shall be made to Lender in writing and together with such request the Borrowers shall furnish to
Lender: (i) such biographical and financial information about the proposed tenant as Lender may reasonably require in conjunction with its review, (ii) a copy of the proposed form of Lease (or amendment or modification), and (iii) a summary of the material terms of such proposed Lease (or amendment or modification) including, without limitation, rental terms and the term of the proposed Lease and any options. Lender's approval of any Material Lease or assignment, termination, amendment or modification of any Material Lease, shall be deemed given, if the first correspondence from the Borrowers to Lender requesting such approval is in an envelope marked "PRIORITY" and contains a bold-faced, conspicuous legend at the top of the first page thereof stating that "IF YOU FAIL TO RESPOND TO OR TO EXPRESSLY DENY THIS REQUEST FOR APPROVAL IN WRITING WITHIN FIFTEEN (15) DAYS, YOUR APPROVAL MAY BE DEEMED GIVEN", and is accompanied by the information and documents required above and any other information reasonably requested by Lender in writing prior to the expiration of such fifteen (15) day period in order to adequately review the same has been delivered and, if Lender fails to respond or to expressly deny such request for approval in writing within the fifteen (15) day period, a second notice is delivered to Lender from the Borrowers in an envelope marked "PRIORITY" requesting approval containing a bold-faced, conspicuous legend at the top of the first page thereof stating that "IF YOU FAIL TO RESPOND TO OR EXPRESSLY DENY THIS REQUEST FOR APPROVAL IN WRITING WITHIN TEN (10) DAYS, YOUR APPROVAL SHALL BE DEEMED GIVEN" and Lender fails to respond or to expressly deny each request for approval within the ten (10) day period.

      Except for security deposits, no Material Lease executed after the Closing Date shall provide for payment of rent more than one month in advance, and the Borrowers shall not under any circumstances collect any such rent more than one month in advance. The Borrowers, at Lender's request, shall furnish Lender with executed copies of all Material Leases hereafter made. Each new Material Lease or a separate agreement with the tenant of such Material Lease shall be in recordable form and shall specifically provide that such Material Lease (i) is subordinate to the Mortgages; (ii) that the tenant attorns to Lender, such attornment to be effective upon Lender's acquisition of title to the Property;
(iii) that the tenant agrees to execute such further evidences of attornment as Lender may from time to time request; (iv) that the attornment of the tenant shall not be terminated by foreclosure; (v) that in no event shall Lender,

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as holder of the Mortgages or as successor landlord, be liable to the tenant for any act or omission of any prior landlord or for any liability or obligation of any prior landlord occurring prior to the date that Lender or any subsequent owner acquire title to the Property; and (vi) that Lender may, at Lender's option, accept or reject such attornment.

SECTION 5.13 MANAGEMENT; FRANCHISE AGREEMENTS.

      (A) The Borrowers shall cause each Manager to manage the Properties in accordance with the Management Agreements including, without limitation, maintaining inventory in amounts and types customary for hotels comparable to each Property. The Borrowers shall (i) perform and observe all of the material terms, covenants and conditions of the Management Agreement on the part of each Borrower to be performed and observed, and (ii) promptly notify Lender of any notice to any of the Borrowers of any material default under the Management Agreement of which it is aware. If any of the Borrowers shall default in the performance or observance of any material term, covenant or condition of the applicable Management Agreement on the part of the Borrowers to be performed or observed, then, without limiting Lender's other rights or remedies under this Agreement or the other Loan Documents, and without waiving or releasing the Borrowers from any of their obligations hereunder or under the applicable Management Agreement, Lender shall have the right, upon prior written notice to the Borrower, but shall be under no obligation, to pay any sums and to perform any act as may be reasonably appropriate to cause such material conditions of the applicable Management Agreement on the part of the Borrowers to be performed or observed.

      (B) The Borrowers shall not surrender, terminate, cancel, modify (other than non-material changes), renew or extend the Management Agreement, or enter into any other Management Agreement with Manager or any new Manager, or consent to the assignment by the Manager of its interest under the Management Agreement, in each case without (i) prior to a Securitization, the express consent of Lender, which consent shall not be unreasonably withheld, or (ii) after a Securitization, delivery of Rating Confirmations from each of the Rating Agencies. The Borrowers shall cause any new Manager with respect to any Property to execute and deliver a subordination of management agreement in substantially the form delivered in connection with the closing of the Loan.

      (C) Lender shall have the right to require any of the Borrowers to replace any Manager with a Person chosen by the Borrowers and reasonably acceptable to Lender (unless such proposed Manager is an Acceptable Manager) and the applicable Franchisor (to the extent the applicable Franchisor has consent rights), upon the earliest to occur of any one or more of the following events:
(i) upon the occurrence and during the continuance of an Event of Default; (ii) thirty (30) days after notice from Lender to the Borrowers if Manager has engaged in fraud, gross negligence or willful misconduct arising from or in connection with its performance under the applicable Management Agreement; or
(iii) upon a change of control of the current Manager.

      (D) The Borrowers shall not terminate or enter into any Franchise Agreement without Lender's prior written consent, which may be granted or withheld in Lender's sole discretion. Notwithstanding the foregoing, the following changes to Franchise Agreements shall be permitted without Lender's prior written consent:

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

            (i) Replacement of any Franchise Agreement with a new Franchise Agreement in form substantially similar to a form previously approved by Lender with any Franchisor that would cause a Tier 3 Hotel to become either a Tier 2 Hotel or a Tier 1 Hotel, or that would cause a Tier 2 Hotel to become a Tier 1 Hotel;

            (ii) Replacement of any Franchise Agreement with a new Franchise Agreement in form substantially similar to a form previously approved by Lender with another Franchisor within the same Category, provided that the Borrowers shall not replace Franchise Agreements (in the aggregate) pursuant to this
                  Section 5.13(D)(ii) with respect to more than the lesser of
                  (x) two (2) Properties, or (y) Properties with Aggregate Allocated Loan Amounts (in the aggregate) of ten percent (10%) of the Aggregate Outstanding Principal Balance;

            (iii) Replacement of any Franchise Agreement at a Tier 2 Hotel with a new Franchise Agreement in form substantially similar to a form previously approved by Lender for Tier 3 Hotels, provided that the Borrowers shall not replace Franchise Agreements for more than one (1) Property, or for any Property with an Allocated Loan Amount of more than five percent (5%) of the outstanding principal balance of the Loan pursuant to this
                  Section 5.13(D)(iii); and

            (iv) Entering into new Franchise Agreements (or amendments or addenda to existing Franchise Agreements) with the existing Franchisors for the applicable Properties for the same franchise brand, each in form substantially similar to the forms previously approved for the respective Properties by Lender, as required by the existing Franchisors under the respective Franchise Agreements in connection with the transfers of the applicable Properties and the direct and indirect ownership interests in the Borrowers made by the Borrower Parties and their Affiliates in connection with the Closing of the Loan.

      In connection with the replacement of any Franchisors permitted hereunder, the applicable Borrower shall, within ten (10) Business Days of the execution of such Franchise Agreement, deliver to Lender a Franchisor Letter from any replacement Franchisor in form and substance reasonably acceptable to Lender. In all cases, each Borrower shall (a) cause the hotel located on the applicable Property to be operated pursuant to the applicable Franchise Agreement; (b) promptly perform and observe in all material respects all of the covenants required to be performed and observed by it under the applicable Franchise Agreement (including the requirements of any Property Improvement Plan); (c) promptly notify Lender of any material default under the applicable Franchise Agreement of which it is aware; and (d) promptly enforce in a commercially reasonable manner the performance and observance of all of the material covenants required to be performed and observed by the Franchisor under the Franchise Agreement. In addition, the Borrowers shall not, without Lender's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed: (x) increase or consent to the increase of the aggregate amount of any fees under any Franchise Agreement;

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

or (y) otherwise materially modify, change, supplement, alter or amend, or waive or release any of its material rights and remedies under, any Franchise Agreement.

      Lender's consent to any replacement of any Franchise Agreement, or the termination, renewal, extension or modification of an existing Franchise Agreement, shall be deemed given, if the first correspondence from the Borrowers to Lender requesting such consent is in an envelope marked "PRIORITY" and contains a bold-faced, conspicuous legend at the top of the first page thereof stating that "IF YOU FAIL TO RESPOND TO OR TO EXPRESSLY DENY THIS REQUEST FOR APPROVAL IN WRITING WITHIN FIFTEEN (15) DAYS, YOUR APPROVAL MAY BE DEEMED GIVEN", and is accompanied by the information and documents required above and any other information reasonably requested by Lender in writing prior to the expiration of such fifteen (15) day period in order to adequately review the same has been delivered and, if Lender fails to respond or to expressly deny such request for approval in writing within the fifteen (15) day period, a second notice is delivered to Lender from the Borrowers in an envelope marked "PRIORITY" requesting approval containing a bold-faced, conspicuous legend at the top of the first page thereof stating that "IF YOU FAIL TO RESPOND TO OR EXPRESSLY DENY THIS REQUEST FOR APPROVAL IN WRITING WITHIN TEN (10) DAYS, YOUR APPROVAL SHALL BE DEEMED GIVEN" and Lender fails to respond or to expressly deny each request for approval within the ten (10) day period.

SECTION 5.14 MATERIAL AGREEMENTS. The Borrowers shall not enter into or become obligated under any Material Agreement pertaining to any Property without Lender's prior written approval, which approval shall not be unreasonably withheld or conditioned; except that the following Material Agreements shall not require Lender approval: (i) any Lease that does not require Lender's approval under, and otherwise complies with, the provisions of Section 5.12 hereof, (ii) any Management Agreement that does not require Lender's approval under, and otherwise complies with, the provisions of Section 5.13 hereof (provided, however, that the foregoing shall not affect Borrowers' obligation to deliver Rating Confirmations with respect to any such Management Agreement if required under Section 5.13), (iii) the existing Material Agreements described on
SCHEDULE 5.14 attached hereto, (iv) any Franchise Agreement that does not require Lender's approval under, and otherwise complies with, the provisions of
Section 5.13(E) or (v) any other agreement that may be terminated without cause and without payment of a penalty or premium, on not more than thirty (30) days' prior written notice.

SECTION 5.15 DEPOSITS; APPLICATION OF RECEIPTS. The Borrowers will deposit all Receipts from the Properties into, and otherwise comply with, the Accounts established from time to time hereunder. Subject to Article VII hereof and the Cash Management Agreement, each Borrower shall promptly apply all Receipts to the payment of all current and past due Operating Expenses, and to the repayment of all sums currently due or past due under the Loan Documents, including all payments into the Reserves.

SECTION 5.16 ESTOPPEL CERTIFICATES.

      (A) Within ten (10) Business Days following a request by Lender, the Borrowers shall provide to Lender a duly acknowledged written statement confirming (i) the amount of the outstanding principal balance of the Loan, (ii) the terms of payment and maturity date of the

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

Note, (iii) the date to which interest has been paid, (iv) whether any offsets or defenses exist against the Obligations, and if any such offsets or defenses are alleged to exist, the nature thereof shall be set forth in detail and (v) that this Loan Agreement, the Note, the Mortgages and the other Loan Documents are legal, valid and binding obligations of the Borrowers and have not been modified or amended, or if modified or amended, describing such modification or amendments.

      (B) Within ten (10) Business Days following a written request by the Borrowers, Lender shall provide to the Borrowers a duly acknowledged written statement setting forth the amount of the outstanding principal balance of the Loan, the date to which interest has been paid, and whether Lender has provided the Borrowers with written notice of any Event of Default. Compliance by Lender with the requirements of this Section shall be for informational purposes only and shall not be deemed to be a waiver of any rights or remedies of Lender hereunder or under any other Loan Document.

SECTION 5.17 INDEBTEDNESS. No Primary Borrower Party will directly or indirectly create, incur, assume, guaranty, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness except for the following (collectively, "PERMITTED INDEBTEDNESS"):

      (A) the Obligations and Crossed Indebtedness;

      (B) (i) unsecured trade payables not evidenced by a note and arising out of purchases of goods or services in the ordinary course of business and (ii) Indebtedness incurred in the financing of equipment or other personal property used at any Property in the ordinary course of business, provided that (a) each such trade payable is payable not later than ninety (90) days after the original invoice date and is not overdue by more than thirty (30) days, and (b) the aggregate amount of such trade payables and Indebtedness relating to financing of equipment and personal property or otherwise referred to in clauses (i) and
(ii) above (excluding therefrom utility expenses of the Properties and fees payable to the Franchisors pursuant to the terms of the Franchise Agreements) outstanding does not, at any time, exceed five percent (5%) of the outstanding principal balance of the Loan; and

      (C) that certain unsecured loan in the original principal amount of $17,686,292, evidenced by a certain replacement promissory note dated as of November 15, 2002 given by Servico Centre Associates, Ltd. to Servico Palm Beach General Partner SPE, Inc., the outstanding principal balance of which on the Closing Date is $10,935,590, and which is subject to the terms of that certain Subordination and Standstill Agreement given by the holder of such note in favor of Lender and dated as of the Closing Date; and

      (D) the Mezzanine Loan.

In no event shall any Indebtedness other than the Loan be secured, in whole or in part, by the Properties or any portion thereof or interest therein.

SECTION 5.18 NO LIENS. The obligations of each Borrower under this Section are in addition to and not in limitation of its obligations under Article XI herein. The Borrower shall not create, incur, assume or permit to exist any Lien on or with respect to the Properties, any other Collateral or any direct or indirect ownership interest in the Borrowers, except the Permitted

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

Encumbrances and Liens on the ownership interests in the Borrowers securing the Mezzanine Loan.

SECTION 5.19 CONTINGENT OBLIGATIONS. Other than Permitted Indebtedness, no Primary Borrower Party shall directly or indirectly create or become or be liable with respect to any Contingent Obligation.

SECTION 5.20 RESTRICTION ON FUNDAMENTAL CHANGES. Except as otherwise expressly permitted in this Loan Agreement, no Primary Borrower Party shall, or shall permit any other Person to, (i) amend, modify or waive any term or provision of such Borrower Party's partnership agreement, certificate of limited partnership, articles of incorporation, by-laws, articles of organization, operating agreement or other organizational documents so as to violate or permit the violation of the single-purpose entity provisions set forth in Article IX, unless required by law; or (ii) liquidate, wind-up or dissolve such Primary Borrower Party.

SECTION 5.21 TRANSACTIONS WITH RELATED PERSONS. Except for fees and expenses payable to the Manager under the Management Agreement, the Borrowers shall not pay any management, consulting, director or similar fees to any Related Person of the Borrowers or to any director, officer or employee of the Borrowers. The Borrowers shall not directly or indirectly enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Related Person of any of the Borrowers or with any director, officer or employee of any Borrower Party, except transactions in the ordinary course of and pursuant to the reasonable requirements of the business of the Borrowers and upon fair and reasonable terms and which are no less favorable to any of the Borrowers than would be obtained in a comparable arm's length transaction with a Person that is not a Related Person of any Borrower. The Borrowers shall not make any payment or permit any payment to be made to any Related Person of any of the Borrowers when or as to any time when any Event of Default shall exist.

SECTION 5.22 BANKRUPTCY, RECEIVERS, SIMILAR MATTERS.

      (A) VOLUNTARY CASES. The Borrower Parties shall not commence any voluntary case under the Bankruptcy Code or under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect.

      (B) INVOLUNTARY CASES, RECEIVERS, ETC. The Borrower Parties shall not apply for, consent to, or aid, solicit, support, or otherwise act, cooperate or collude to cause the appointment of or taking possession by, a receiver, trustee or other custodian for all or a substantial part of the assets of any Borrower. As used in this Loan Agreement, an "INVOLUNTARY BORROWER BANKRUPTCY" means any involuntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, in which any of the Borrowers is a debtor or any portion of the Properties is property of the estate therein. The Borrowers shall not file a petition for, consent to the filing of a petition for, or aid, solicit, support, or otherwise act, cooperate or collude to cause the filing of a petition for an Involuntary Borrower Bankruptcy. In any Involuntary Borrower Bankruptcy, no Borrower Party shall, without the prior written consent of Lender, consent to the entry of any order, file any motion, or support any motion (irrespective of the subject of the motion), and the Borrowers shall not file or

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

support any plan of reorganization. The Borrowers having any interest in any Involuntary Borrower Bankruptcy shall do all things reasonably requested by Lender to assist Lender in obtaining such relief as Lender shall seek, and shall in all events vote as directed by Lender. Without limitation of the foregoing, each such Borrower shall do all things reasonably requested by Lender to support any motion for relief from stay or plan of reorganization proposed or supported by Lender.

SECTION 5.23 ERISA.

      (A) NO ERISA PLANS. None of the Primary Borrower Parties will establish any Employee Benefit Plan, Pension Plan or Multiemployer Plan, or will commence making contributions to (or become obligated to make contributions to) any Employee Benefit Plan, Pension Plan or Multiemployer Plan.

      (B) COMPLIANCE WITH ERISA. The Borrowers shall not: (i) engage in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the IRC; or (ii) except as may be necessary to comply with applicable laws, establish or amend any Employee Benefit Plan which establishment or amendment could result in liability to the Borrowers or any ERISA Affiliate or increase the obligation of the Borrowers, provided that the Borrower shall not be in default of this covenant if, in either case, any portion of the Loan has been, or will be, funded with plan assets of any employee benefit plan that either (x) is subject to Title I of ERISA or any plan that is covered by Section 4975 of the Code (unless the Lender is eligible to apply for one or more exemptions such that the Loan will not constitute a nonexempt prohibited transaction under
Section 406 of ERISA) or (y) could subject a Borrower Party or its Affiliates to an excise tax under Section 4975 of the IRC.

      (C) NO PLAN ASSETS. The Borrowers shall not at any time during the term of this Loan Agreement become (1) an employee benefit plan defined in Section 3(3) of ERISA which is subject to ERISA, (2) a plan as defined in Section 4975(e)(1) of the IRC which is subject to Section 4975 of the IRC, (3) a "governmental plan" within the meaning of Section 3(32) of ERISA or (4) an entity any of whose underlying assets constitute "plan assets" of any such employee benefit plan, plan or governmental plan for purposes of Title I or ERISA, Section 4975 of the IRC or any state statutes applicable to the Borrowers regulating investments of governmental plans.

SECTION 5.24 PRESS RELEASE. The Borrowers shall not, and shall not permit any other Person within its control to, disclose the name of Lender or terms of this Loan Agreement or the Loan Documents in any press release without the prior written consent of Lender, which shall not be unreasonably withheld. Notwithstanding the foregoing to the contrary, the Borrowers shall be permitted to make such filings and disclosures with respect to the Loan as are required by law.

SECTION 5.25 GROUND LEASES.

      (A) NO MODIFICATION. The Borrowers shall not modify or amend, or terminate or surrender any Ground Lease, in each case without the prior written consent of Lender, which consent may be withheld by Lender in its sole and absolute discretion. Any attempted or

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purported modification, amendment, or any surrender or termination of any Ground
Lease without Lender's prior written consent shall be null and void and of no force or effect.

      (B) PERFORMANCE OF GROUND LEASES. The Borrowers shall fully perform as and when due each and all of its obligations under each Ground Lease in accordance with the terms of such Ground Lease, and shall not cause or suffer to occur any material breach or default in any of such obligations. The Borrowers shall keep and maintain each Ground Lease in full force and effect. The Borrowers shall exercise any option to renew or extend any Ground Lease and give written confirmation thereof to Lender within thirty (30) days after such option is exercised. Notwithstanding that certain of the obligations of the Borrowers under this Loan Agreement may be similar or identical to certain of the obligations of the Borrowers under the Ground Leases, all of the obligations of the Borrowers under this Loan Agreement are and shall be separate from and in addition to its obligations under the Ground Leases.

      (C) NOTICE OF DEFAULT. If any of the Borrowers shall have or receive any written notice that any Ground Lease Default has occurred, then the Borrowers immediately shall notify Lender in writing of the same and immediately deliver to Lender a true and complete copy of each such notice. Further, the Borrowers shall provide such documents and information as Lender shall reasonably request concerning the Ground Lease Default.

      (D) LENDER'S RIGHT TO CURE. If any Ground Lease Default shall occur and be continuing, or if any Ground Lessor asserts that a Ground Lease Default has occurred (whether or not the Borrowers question or deny such assertion), then, subject to the terms and conditions of the applicable Ground Lease, Lender, upon five (5) Business Days' prior written notice to the Borrowers, unless Lender reasonably determines that a shorter period (or no period) of notice is necessary to protect Lender's interest in the Ground Lease, may (but shall not be obligated to) take any action that Lender deems reasonably necessary, including, without limitation, (i) performance or attempted performance of the applicable Borrower's obligations under the applicable Ground Lease, (ii) curing or attempting to cure any actual or purported Ground Lease Default, (iii) mitigating or attempting to mitigate any damages or consequences of the same and
(iv) entry upon the applicable Ground Leased Property for any or all of such purposes. Upon Lender's request, each Borrower shall submit satisfactory evidence of payment or performance of any of its obligations under each Ground Lease. Lender may pay and expend such sums of money as Lender in its sole discretion deems necessary or desirable for any such purpose, and the Borrowers shall pay to Lender within five (5) Business Days of the written demand of Lender all such sums so paid or expended by Lender, together with interest thereon from the date of expenditure at the Default Rate.

      (E) LEGAL ACTION. The Borrowers shall not commence any action or proceeding against any Ground Lessor or affecting or potentially affecting any Ground Lease or the Borrowers' or Lender's interest therein, the effect of which could cause an event of default or termination of any such Ground Lease, without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed. The Borrowers shall notify Lender immediately if any action or proceeding shall be commenced between any Ground Lessor and either Borrower, or affecting or potentially affecting any Ground Lease or either Borrower's or Lender's interest therein (including, without limitation, any case commenced by or against any Ground Lessor under the Bankruptcy Code). Lender shall have the option, exercisable upon notice from Lender to the Borrowers, to participate in any such action or proceeding with counsel of Lender's choice. The Borrowers shall cooperate with Lender, comply with the reasonable instructions of Lender, execute any and all powers, authorizations, consents or other documents reasonably required by Lender in connection therewith, and shall not settle any such action or proceeding without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed.

      (F) ESTOPPEL CERTIFICATE. Subject to the terms and conditions of the applicable Ground Lease, from time to time, at Lender's request, the Borrowers shall use commercially reasonable efforts to obtain and deliver to Lender within the time period required under the applicable Ground Lease, an estoppel certificate from each Ground Lessor setting forth (A) (i) the identities of the original lessor and lessee under the applicable Ground Lease and each of their respective successors, (ii) that the Ground Lease has not been modified or, if it has been modified, the date of each modification (together with copies of each such modification), (iii) the rent payable under the Ground Lease, (iv) the dates to which all rent and other charges have been paid, (v) whether there are any alleged Ground Lease Defaults and, if so, setting forth the nature thereof in reasonable detail, and (vi) such other matters as Lender may reasonably request or (B) the matters required to be certified by the Ground Lessor under the applicable Ground Lease. The Borrowers shall not be required to request an estoppel from any Ground Lessor more than two (2) times in any calendar year.

      (G) BANKRUPTCY.

            (i) If any Ground Lessor shall reject any Ground Lease under or pursuant to Section 365 of Title 11 of the Bankruptcy Code, the Borrowers shall not elect to treat the Ground Lease as terminated but shall elect to remain in possession of the applicable Ground Leased Property and the leasehold estate under such Ground Lease. The lien of the Mortgage covering such Property does and shall encumber and attach to all of the Borrowers' rights and remedies at any time arising under or pursuant to Section 365 of the Bankruptcy Code, including without limitation, all of such Borrower's rights to remain in possession of such Property and the leasehold estate.

            (ii) The Borrowers acknowledge and agree that in any case commenced by or against the Borrowers under the Bankruptcy Code, Lender by reason of the liens and rights granted under the Mortgage covering such Property and the Loan Documents shall have a substantial and material interest in the treatment and preservation of such Borrower's rights and obligations under such Ground Lease, and that such Borrower shall, in any such bankruptcy case, provide to Lender immediate and continuous reasonably adequate protection of such interests. Each Borrower and Lender agree that such adequate protection shall include but shall not necessarily be limited to the following:

                  (a) Lender shall be deemed a party to the Ground Lease (but shall not have any obligations thereunder) for purposes of Section 365 of the Bankruptcy Code, and shall, provided that, prior to an Event of Default, no such action by Lender would adversely and materially affect the Borrowers' ability to prosecute, or defend, any such claims asserted therein, have standing to appear and act as a party in interest in relation to any matter arising out of or related to the Ground Lease or such Property.

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

                  (b) The Borrowers shall serve Lender with copies of all notices, pleadings and other documents relating to or affecting the Ground Lease or the applicable Property. Any notice, pleading or document served by the Borrowers on any other party in the bankruptcy case shall be contemporaneously served by such Borrower on Lender, and any notice, pleading or document served upon or received by such Borrower from any other party in the bankruptcy case shall be served by such Borrower on Lender promptly upon receipt by such Borrower.

                  (c) Upon written request of Lender, the Borrowers shall assume the Ground Lease, and shall take such steps as are necessary to preserve such Borrower's right to assume the Ground Lease, including without limitation using commercially reasonable efforts to obtain extensions of time to assume or reject the Ground Lease under Subsection 365(d) of the Bankruptcy Code to the extent it is applicable.

      (H) ASSUMPTION AND ASSIGNMENT. If the Borrowers or the applicable Ground Lessor seeks to reject any Ground Lease or have the Ground Lease deemed rejected, then prior to the hearing on such rejection Lender shall, subject to applicable law, be given no less than twenty (20) days' notice and opportunity to elect in lieu of rejection to have the Ground Lease assumed and assigned to a nominee of Lender. If Lender shall so elect to assume and assign the Ground Lease, then the Borrowers shall, subject to applicable law, continue any request to reject the Ground Lease until after the motion to assume and assign has been heard. If Lender shall not elect to assume and assign the Ground Lease, then Lender may, subject to applicable law, obtain in connection with the rejection of the Ground Lease a determination that the applicable Ground Lessor, at Lender's option, shall (1) agree to terminate the Ground Lease and enter into a new lease with Lender on the same terms and conditions as the Ground Lease, for the remaining term of the Ground Lease, or (2) treat the Ground Lease as breached and provide Lender with the rights to cure defaults under the Ground Lease and to assume the rights and benefits of the Ground Lease.

            Each Borrower shall join with and support any request by Lender to grant and approve the foregoing as necessary for adequate protection of Lender's interests. Notwithstanding the foregoing, Lender may seek additional terms and conditions, including such economic and monetary protections as it deems reasonably appropriate to adequately protect its interests, and any request for such additional terms or conditions shall not delay or limit Lender's right to receive the specific elements of adequate protection set forth herein.

            Each Borrower hereby appoints Lender as its attorney in fact to act on behalf of Lender in connection with all matters relating to or arising out of the assumption or rejection of any Ground Lease, in which the other party to the lease is a debtor in a case under the Bankruptcy Code. This grant of power of attorney is present, unconditional, irrevocable, durable and coupled with an interest.

SECTION 5.26 CONDOMINIUM PROPERTY.

      (A) NO MODIFICATION. The Condominium Borrower shall not modify or amend any material terms of, or terminate any of the Condominium Property Documents, in each case,


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without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed.

      (B) PERFORMANCE OF CONDOMINIUM PROPERTY DOCUMENTS. The Condominium Borrower shall fully and faithfully pay when due and payable all assessments, common charges and other charges payable by the Condominium Borrower under the Condominium Property Documents and shall perform as and when due each of its material obligations under the Condominium Property Documents in substantial accordance with their respective terms, and shall not cause or suffer to occur any breach or default in any of such obligations. The Condominium Borrower shall keep and maintain each of the Condominium Property Documents in full force and effect.

      (C) NOTICE OF DEFAULT. If the Condominium Borrower shall receive any written notice of any Condominium Default, the Condominium Borrower immediately shall notify Lender of same and deliver to Lender a true and complete copy of each such notice, and provide such documents and information as Lender may reasonably request concerning such Condominium Default.

      (D) LENDER'S RIGHT TO CURE. If any Condominium Default shall occur and be continuing, or if any party to any Condominium Property Document asserts that a Condominium Default has occurred (whether or not the Borrowers question or deny such assertion), then, subject to the terms and conditions of the applicable Condominium Property Documents, after notice to the Condominium Borrower, Lender upon five (5) Business Days' prior written notice to the Borrowers, unless Lender reasonably determines that a shorter period (or no period) of notice is necessary to protect Lender's interest in the Ground Lease, may (but shall not be obligated to) take any action that Lender deems reasonably necessary to cure such Condominium Default, including, without limitation, (i) performance or attempted performance of the Borrowers' obligations under the applicable Condominium Property Documents, (ii) curing or attempting to cure any actual or purported Condominium Default, (iii) mitigating or attempting to mitigate any damages or consequences of the same and (iv) entry upon the Condominium Property for any or all of such purposes. Upon Lender's request, the Condominium Borrower shall submit satisfactory evidence of payment or performance of any of its obligations under each of the Condominium Property Documents. Lender may pay and expend such sums of money as Lender in its sole discretion deems necessary or desirable for any such purpose, and the Borrowers shall pay to Lender within five (5) Business Days of the written demand of Lender all such sums so paid or expended by Lender pursuant to this Section 5.26, together with interest thereon from the date of expenditure at the Default Rate.

      (E) PRESERVATION OF CONDOMINIUM. The Condominium Borrower will do all things necessary to preserve and to keep unimpaired its material rights, powers and privileges under the Condominium Property Documents and to prevent the termination or expiration of the Condominium Property Documents, or the withdrawal of the Condominium Property from a condominium form of ownership under applicable law, to the end that the Condominium Borrower may enjoy all of the material rights granted to it as a party to the Condominium Property Documents.

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      (F) NOTICE OF CONDOMINIUM DEFAULTS. The Condominium Borrower will (i)
promptly notify Lender of the receipt by the Condominium Borrower of any notice from the Board of Managers, or the owner of any other unit in the condominium, covering the Condominium Property, asserting or claiming a default by the Condominium Borrower thereunder or lack of compliance by the Condominium Borrower with the Condominium Property Documents, (ii) promptly notify Lender of the receipt by the Condominium Borrower of any notice or request from the Board of Managers or owner of any unit of the termination or purported termination of the Condominium Property Documents or to withdraw the Condominium Property from condominium ownership pursuant to applicable law or to seek any action for partition, (iii) promptly notify Lender of the receipt by the Condominium Borrower of any notice or request from the Board of Managers or owner of any unit of the material modification or change or proposed material modification or change of the Condominium Property Documents and (iv) promptly cause a copy of each such notice of request received by the Condominium Borrower from the Board of Managers or any unit owner, or from a mortgagee of a mortgage on such other unit, to be delivered to Lender. The Condominium Borrower will permit Lender to participate in any such partition or withdrawal proceeding to the extent permitted by law and the Condominium Property Documents (but Lender shall not be obligated so to do). The Condominium Borrower will promptly deliver to Lender a copy of each notice, pleading, brief and preliminary, interim and final determination or decision and other papers received by it in each such partition or withdrawal proceeding.

      (G) STATEMENTS, NOTICES. The Condominium Borrower will, within twenty (20) days after demand from Lender (which shall not be required more than two (2) times in any calendar year), obtain, if and to the extent that the Condominium Borrower is entitled to the same under the Condominium Property Documents, and otherwise request from and make good faith efforts to obtain, from the Board of Managers and deliver to Lender a duly signed and acknowledged certificate (signed also by the Condominium Borrower) that the Condominium Property Documents are unmodified and in full force and effect (or, if the same have been modified in compliance with this Loan Agreement, that the Condominium Property Documents are in full force and effect as to modified and that there have been no other modifications), stating the dates to which the assessments, common charges and other charges payable under the Condominium Property Documents have been paid and stating whether to each certifying party's knowledge, the Condominium Borrower is in compliance with the Condominium Property Documents, or, if not, specifying each default or failure of compliance of which the certifying party has knowledge. The Condominium Borrower will, promptly upon receipt thereof by the Condominium Borrower, furnish Lender with a copy of all notices and statements, however characterized, issued by the Board of Managers or relating to the Condominium Property Documents including without limitation, financial statements and projected budgets.

SECTION 5.27 LENDER'S EXPENSES. The Borrowers shall pay, on demand by Lender, all reasonable out-of-pocket expenses, charges, costs and fees (including reasonable attorneys' fees and expenses) in connection with the negotiation, documentation, closing, administration, servicing, enforcement interpretation, and collection of the Loan and the Loan Documents, and in the preservation and protection of Lender's rights hereunder and thereunder. Without limitation the Borrowers shall pay all costs and expenses, including reasonable attorneys' fees, incurred by Lender in any case or proceeding under the Bankruptcy Code (or any law succeeding or replacing any of the same). At the Closing, Lender is authorized to pay directly from the

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proceeds of the Loan any or all of the foregoing expenses then or theretofore incurred and approved by the Borrowers.

SECTION 5.28 DISTRIBUTIONS. During the continuance of any Event of Default, and at any time that a Cash Trap Event is in effect, the Borrowers shall not make any distributions of cash or other property to any Borrower Party, or make any payments in lieu thereof, without Lender's prior written approval, which may be granted or withheld in Lender's sole discretion.

SECTION 5.29 CANCELLATION OF INDEBTEDNESS; SETTLEMENT OF CLAIMS. Unless otherwise specifically provided herein to the contrary, the Borrowers shall not cancel any indebtedness from any Person owing to any Borrower, or settle any claims without Lender's prior written consent which shall not be unreasonably withheld.

SECTION 5.30 PROHIBITED PERSONS. The Borrowers covenant and agree that no Borrower Party, nor any of their respective Affiliates, officers, directors, partners or members will knowingly: (i) conduct any business, nor engage in any transaction or dealing, with any Prohibited Person, including, but not limited to, the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person; or (ii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in EO13224. The Borrowers further covenants and agrees to deliver (from time to time) to Lender any such certification or other evidence as may be requested by Lender in its sole and absolute discretion, confirming that: (i) neither any Borrower Party, nor their respective officers, directors, partners, members or Affiliates, is a Prohibited Person; and (ii) neither any Borrower Party, nor their respective officers, directors, partners, members or Affiliates, has to its Knowledge engaged in any business, transaction or dealings with a Prohibited Person, including, but not limited to, the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person.

                                   ARTICLE VI
                                    RESERVES

SECTION 6.1 SECURITY INTEREST IN RESERVES; OTHER MATTERS PERTAINING TO RESERVES.

      (A) The Borrowers hereby pledge, assign and grant to Lender a security interest in and to all of the Borrowers' right, title and interest in and to the Account Collateral, including the Reserves, as security for payment and performance of all of the Obligations hereunder and under the Note and the other Loan Documents. The Reserves constitute Account Collateral and are subject to the security interest in favor of Lender created herein and all provisions of this Loan Agreement and the other Loan Documents pertaining to Account Collateral.

      (B) In addition to the rights and remedies provided in Article VII and elsewhere herein, upon the occurrence and during the continuance of any Event of Default, Lender shall have all rights and remedies pertaining to the Reserves as are provided for in any of the Loan Documents or under any applicable law. Without limiting the foregoing, upon and at all times after the occurrence and during the continuance of an Event of Default, Lender in its sole and absolute discretion, may use the Reserves (or any portion thereof) for any purpose, including but not limited to any combination of the following: (i) payment of any of the Obligations including

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the Prepayment Consideration (if any) applicable upon such payment in such order as Lender may determine in its sole discretion; provided, however, that such application of funds shall not cure or be deemed to cure any Default; (ii) reimbursement of Lender for any actual losses or expenses (including, without limitation, reasonable legal fees) suffered or incurred as a result of such Event of Default; (iii) payment for the work or obligation for which such Reserves were reserved or were required to be reserved; and (iv) application of the Reserves in connection with the exercise of any and all rights and remedies available to Lender at law or in equity or under this Loan Agreement or pursuant to any of the other Loan Documents. Nothing contained in this Loan Agreement shall obligate Lender to apply all or any portion of the funds contained in the Reserves during the continuance of an Event of Default to payment of the Loan or in any specific order of priority.

SECTION 6.2 FUNDS DEPOSITED WITH LENDER.

      (A) INTEREST, OFFSETS. Except only as expressly provided otherwise herein, all funds of the Borrowers which are deposited with Lock Box Account Bank as Reserves hereunder shall be held by Lock Box Account Bank in one or more Permitted Investments, such Permitted Investments, prior to an Event of Default, to be as directed by Borrower. All interest which accrues on the Reserves shall be taxable to the Borrowers and shall be added to and disbursed in the same manner and under the same conditions as the principal sum on which said interest accrued. Additional provisions pertaining to investments are set forth in
Article VII. After repayment of all of the Obligations, all funds held as Reserves will be promptly returned to, or as directed by, the Borrowers.

      (B) FUNDING AT CLOSING. The Borrowers shall deposit with Lender the amounts necessary to fund each of the Reserves as set forth below. Deposits into the Reserves at Closing may occur by deduction from the amount of the Loan that otherwise would be disbursed to the Borrowers, followed by deposit of the same into the applicable Sub-Account or Account of the Lock Box Account in accordance with the Cash Management Agreement on the Closing Date. Notwithstanding such deductions, the Loan shall be deemed for all purposes to be fully disbursed at Closing.

SECTION 6.3 IMPOSITIONS AND INSURANCE RESERVE. On the Closing Date, the Borrowers shall deposit with Lock Box Account Bank $1,318,789.30 and, pursuant to the Cash Management Agreement, the Borrowers shall deposit monthly, on each Payment Date commencing on the Payment date in August 2004, 1/12th of the annual charges (as reasonably estimated by Lender) for all Impositions and all Insurance Premiums (other than for D&O Insurance) payable with respect to the Properties hereunder (said funds, together with any interest thereon and additions thereto, the "IMPOSITIONS AND INSURANCE RESERVE"). The initial amount of the monthly deposit to be made to the Impositions and Insurance Reserve from and after the date hereof is $265,344.65. The Borrowers shall also deposit with Lock Box Account Bank within ten (10) Business Days of the written demand by Lender, to be added to and included within such reserve, a sum of money which Lender reasonably estimates, together with such monthly deposits, will be sufficient to make the payment of each such charge at least ten (10) Business Days prior to the date initially due. The Borrowers shall provide Lender with bills and all other documents necessary for the payment of the foregoing charges at least thirty (30) days prior to the date on which each payment shall first become subject to penalty or interest if not paid. So

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

long as (i) no Event of Default has occurred and is continuing, (ii) the Borrowers have provided Lender with the foregoing bills and other documents in a timely manner, and (iii) sufficient funds are held by Lender for the payment of the Impositions and Insurance Premiums relating to each of the Properties, Lender shall pay said items or disburse to the Borrowers from such Reserve an amount sufficient to pay said items. Interest shall accrue in favor of the Borrowers on funds in the Impositions and Insurance Reserve and be added to the balance thereof and disbursed in accordance with the terms hereof.

SECTION 6.4 FF&E RESERVE. On or prior to the Closing Date, Lender or Servicer on behalf of Lender shall establish and maintain with Lock Box Bank an account for the purpose of creating a reserve for replacements of FF&E at or in, or used in connection with, the Properties (the "REPLACEMENTS") in accordance with the applicable CapEx/FF&E Budget approved by Lender (said funds, together with any interest thereon and additions thereto, the "FF&E RESERVE"). The FF&E Reserve shall be held in an Eligible Account entitled "FF&E Reserve Account for the benefit of Merrill Lynch Mortgage Lending, Inc., as secured party" which account shall be under the sole dominion and control of Lender, subject to the terms of the Cash Management Agreement. Pursuant to the Cash Management Agreement, the Borrowers shall deposit monthly, on each Payment Date commencing with the Payment Date in August 2004, an amount equal to 4.0% of the Operating Revenues generated from the Properties for the prior calendar month (such amount, the "MONTHLY FF&E PAYMENT"). Funds held in the FF&E Reserve may be withdrawn by the Borrowers, subject in all instances to the terms of the Cash Management Agreement, only in accordance with the approved CapEx/FF&E Budget, and no funds held in the FF&E Reserve shall be used in connection with the Required Capital Improvements. Upon and at all times after the occurrence and during the continuance of an Event of Default, no draws will be permitted from the FF&E Reserve other than Replacements subject, in each instance, to Manager's compliance with the FF&E reporting requirements set forth in Section 5.1(A)(v)(d).

SECTION 6.5 CAPITAL IMPROVEMENT RESERVE; REQUIRED CAPITAL IMPROVEMENTS. At Closing, the Borrowers shall deposit with Lock Box Account Bank
$4,797,522.00 (said funds, together with any interest thereon, the "Capital IMPROVEMENT RESERVE"), which funds shall be made available to the Borrowers solely for payment of certain Capital Improvements required to be made to the Properties and designated as "Required Capital Improvements" on SCHEDULE 6.5 attached hereto (the "REQUIRED CAPITAL IMPROVEMENTS") and shall not be used by the Borrowers for purposes for which any other Reserve is established or for any other purpose other than completion of the Required Capital Improvements. The Borrowers shall promptly commence and diligently prosecute to completion, subject to Force Majeure, the Required Capital Improvements within the time periods for each Required Capital Improvement set forth on SCHEDULE 6.5. Funds held in the Capital Improvement Reserve shall be disbursed in accordance with section 6.7. subject to the foregoing conditions, but also subject to the last paragraph of Section 11.4, the Borrowers shall be entitled to draw any remaining balance in the Capital Improvement Reserve when all Required Capital Improvements are complete, and paid for, in accordance with the terms hereof.

SECTION 6.6 HAZARDOUS MATERIALS REMEDIATION RESERVE. At Closing, the Borrowers shall deposit with Lock Box Account Bank, an amount equal to $1,237.50 (said funds, together with any interest thereon and additions thereto, the "HAZARDOUS MATERIALS REMEDIATION RESERVE") for certain work related to Hazardous Materials on the Properties as

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indicated in the Environmental Reports for the Properties prepared and delivered prior to the Closing and as such work is more particularly described on SCHEDULE
6.6 (the "ENVIRONMENTAL WORK"). Prior to the earlier of (x) the date required by any applicable Governmental Authority or (y) nine (9) months after the Closing, the Borrowers shall, subject to Force Majeure, complete such Environmental Work and shall provide to Lender such closure reports, no-further-action letters, or other evidence of compliance with law as Lender may reasonably require. The funds contained in the Hazardous Materials Remediation Reserve shall be utilized by the Borrowers solely for performance of the Environmental Work in accordance with the Environmental Reports, and shall not be used by the Borrowers for purposes for which any other Reserve is established. Subject to the Borrowers' satisfaction of the applicable conditions of Section 6.7, the Borrowers shall be entitled to draw upon the Hazardous Materials Remediation Reserve to pay for costs that have been incurred by the Borrowers for such Environmental Work, provided that the Borrowers deliver to Lender such evidence as may be reasonably satisfactory to Lender that, after payment of such draw, the funds remaining in the Hazardous Materials Remediation Reserve shall be sufficient to pay for the remainder of such Environmental Work. Subject to the foregoing conditions, but also subject to the last paragraph of Section 11.4, the Borrowers shall be entitled to draw any remaining balance in the Hazardous Materials Remediation Reserve when all such Environmental Work is complete, and is paid for, in accordance with the terms hereof.

SECTION 6.7 CONDITIONS TO DISBURSEMENTS FROM HAZARDOUS MATERIALS REMEDIATION RESERVE AND CAPITAL IMPROVEMENT RESERVE; PERFORMANCE OF WORK.

      (A) DISBURSEMENTS FROM THE HAZARDOUS MATERIALS REMEDIATION RESERVE AND CAPITAL IMPROVEMENT RESERVE. Upon the Borrowers' written request for disbursement, Lender shall authorize Lock Box Account Bank to disburse funds to or for the account of the Borrowers (x) from the Hazardous Materials Remediation Reserve, to pay to, or pay on behalf of, the Borrowers for the amount of the Borrowers' actual bona fide out-of-pocket expenditures or costs incurred for Environmental Work (the "APPROVED ENVIRONMENTAL EXPENDITURES", and (y) from the Capital Improvement Reserve, to pay to, or pay on behalf of, the Borrowers for the amount of the Borrowers' actual bona fide out-of-pocket expenditures or costs incurred for Required Capital Improvements ("APPROVED CAPITAL IMPROVEMENT EXPENDITURES"; and together with the Approved Environmental Expenditures, collectively, "APPROVED EXPENDITURES"; and the related Environmental Work or Required Capital Improvements to which any such request for disbursement relates shall be referred to as the "WORK"), upon satisfaction of each of the conditions listed on SCHEDULE 6.7 and each of the conditions set forth below in Lender's reasonable discretion:

            (i) Except as provided in this Section 6.7, each request for disbursement from the Hazardous Materials Remediation Reserve or the Capital Improvement Reserve (such Reserves, the "WORK RESERVES") shall be made for completion of the Approved Expenditures for which disbursement is requested.

            (ii) A request for disbursement from the Work Reserves may be made after completion of a portion of the Work under such contract, or for payment of deposits required in connection with the Work under such Contract, provided (1) all other conditions in this Loan Agreement for disbursement have been satisfied, (2) funds remaining in the Hazardous Materials

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

Remediation Reserve are, in Lender's reasonable judgment, sufficient to complete the Environmental Work when required and/or funds remaining in the Capital Improvement Reserve are, in Lender's reasonable judgment, sufficient to complete such item of Required Capital Improvements and any other Required Capital Improvements remaining to be performed, as the case may be, and (3) if reasonably required by Lender, each contractor or subcontractor receiving payments in excess of $100,000 under such contract shall provide a waiver of lien with respect to amounts which have been paid to that contractor or subcontractor.

            (iii) To the extent the contract with the relevant contractor or supplier provides for a retainage, each disbursement from a Work Reserve, except for a final disbursement, shall be in the amount of actual costs incurred less the percentage of such costs that the contract with the relevant contractor or supplier specifies to be retained and advanced as part of the final disbursement. No funds will be advanced for materials stored at any Property unless such materials are properly stored and secured at the applicable Property in accordance with the Borrowers' customary procedures and sound construction practices as reasonably determined by Lender. No funds will be advanced for materials stored at any location other than at the Properties unless Lender determines in its reasonable discretion that Lender has a perfected first priority security interest in any such materials.

            (iv) The amount of all invoices in connection with the Work with respect to which a disbursement is requested and which has been approved by Lender shall be disbursed by Lock Box Account Bank as directed by the Borrowers (in which event, the Borrowers covenant and agree to promptly pay such invoices) or, if an Event of Default has occurred and is continuing, at Lender's option and in Lender's sole and absolute discretion, directly to the contractor, supplier, materialman, mechanic or subcontractor indicated on said invoices unless already paid by the Borrowers and Lender has received satisfactory evidence of such payment in which case Lender shall reimburse the Borrowers. All invoices in connection with disbursements from the Capital Improvement Reserve shall be classified as requests for payment for items of Capital Improvement (as opposed to items that, in conformity with GAAP, would be included as Operating Expenses). If the Borrowers request that any amounts be disbursed directly to the Borrowers pursuant to the foregoing sentence, the Borrowers shall be required to deliver evidence reasonably acceptable to Lender of payment of all invoices for which disbursements were previously made to the Borrowers as a condition to such requested disbursement.

            (v) No more than two (2) disbursements will be made by Lender from the Hazardous Materials Remediation Reserve or the Capital Improvement Reserve in any calendar month, and, if made in accordance herewith or otherwise approved by Lender, requested disbursements will be made within five (5) Business Days after the request therefor. Lender shall not be required to make any disbursement from a Work Reserve with respect to the Property unless such requested disbursement is in an amount equal to or greater than $25,000 (other than the final disbursement).

            (vi) Lender reserves the right, at its option and as a condition to any disbursement from a Work Reserve, to approve (which shall not be unreasonably withheld, delayed or conditioned) (i) all drawings and plans and specifications, if any, for any Work which require aggregate payments in amounts exceeding the greater of (x) five percent (5%) of the

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

Aggregate Allocated Loan Amount with respect to the applicable Property or (y) $250,000, and (ii) all contracts and work orders with materialmen, mechanics, suppliers, subcontractors, contractors and other parties providing labor or materials in connection with any Work which require aggregate payments in amounts exceeding the greater of (x) five percent (5%) of the Aggregate Allocated Loan Amount with respect to the applicable Property or (y) $250,000. Upon Lender's reasonable request, the Borrowers shall assign (to the extent assignable) any drawings, plans and specifications, contracts or subcontracts to Lender. Drawings, plans and specifications, contracts and work orders approved by Lender shall not be changed in any material respect without Lender's prior written consent, which shall not be unreasonably withheld, delayed or conditioned.

            (vii) The Borrowers shall have delivered a certificate to Lender from an Architect certifying that the Work has been completed in a good and workmanlike manner in accordance with all applicable laws for any item in excess of the greater of (x) five percent (5%) of the Aggregate Allocated Loan Amount with respect to the applicable Property or (y) $250,000. Lender may retain its own architect or engineer ("LENDER'S CONSULTANT") to review any plans and specifications for any item in excess of the greater of (x) five percent (5%) of the Aggregate Allocated Loan Amount with respect to the applicable Property or
(y) $250,000, and to periodically inspect any Work at the Borrowers' sole cost and expense.

            (viii) The Borrowers shall have delivered to Lender a certificate of the Borrowers substantially in the form of Exhibit L attached hereto certifying as to the actual costs which were incurred by the Borrowers to complete such Work, which costs shall not materially exceed the amount budgeted for such Work under the CapEx/FF&E Budget then in effect unless approved by Lender, which shall not be unreasonably withheld, delayed or conditioned (together with supporting documentation reasonably acceptable to Lender).

            (ix) The Borrowers shall have delivered to Lender all necessary material certificates, authorizations, permits and licenses which are required to permit the construction and completion of the Work, as issued by the appropriate Governmental Authority. The Borrowers, to the full extent permitted by applicable law, hereby assigns to Lender as additional security for the payment of the Obligations and the observance and performance by the Borrowers of the terms, covenants and provisions of the Loan Documents all right, title and interest which the Borrowers may now have or may hereafter acquire in and to such certificates, authorizations, permits and licenses.

            (x) Lender may require an inspection of the Property prior to making a monthly disbursement from the applicable Work Reserve in order to verify completion of the Work for which disbursement is sought in excess of the greater of (x) five percent (5%) of the Aggregate Allocated Loan Amount with respect to the applicable Property or (y) $250,000. Lender may require that such inspection be conducted by Lender's Consultant and/or may require a copy of a certificate of completion by an independent qualified architect or engineer acceptable to Lender prior to the disbursement of any amounts from the applicable Work Reserve. The Borrowers shall pay the reasonable out-of-pocket expense of such inspections as reasonably required hereunder, whether such inspections are conducted by Lender, Servicer, Lender's Consultant or by an independent qualified professional.

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

      (B) PERFORMANCE OF WORK.

            (i) The Borrowers shall complete all Work in a good and workmanlike manner as soon as practicable following the commencement thereof substantially in accordance with the applicable budget approved by Lender in accordance with the terms of this Loan Agreement. The insufficiency of the balance in the applicable Work Reserve shall not relieve the Borrowers from their obligations to perform and complete the related Work as herein provided or to fulfill all other preservation and maintenance covenants in the Loan Documents.

            (ii) If Lender determines in its reasonable discretion that any Work is not being performed in a workmanlike or timely manner or that any Work has not been completed in a workmanlike manner, Lender shall have the option to withhold disbursement for such unsatisfactory work and so notify the Borrowers with reasonable detail regarding the basis for Lender's dissatisfaction and, after the expiration of forty-five (45) days from the giving of such notice by Lender to the Borrowers of such unsatisfactory work without the cure thereof (or, if such unsatisfactory work is susceptible of a cure but cannot reasonably be cured within said forty-five (45) day period and provided that the Borrowers shall have commenced to cure such unsatisfactory work within said forty-five
(45) day period and thereafter diligently and expeditiously proceeds to cure the same, after the expiration of such longer period as is reasonably necessary for the Borrowers in the exercise of due diligence to cure such unsatisfactory work, up to a maximum of an additional sixty (60) days, subject to Force Majeure, without the cure thereof), Lender may proceed under existing contracts or contract with third parties to complete such Work, as the case may be, and apply amounts contained in the applicable Work Reserve toward the labor and materials necessary to complete the same, without providing any additional prior notice to the Borrowers, and exercise any and all other remedies available to Lender upon and during the continuance of an Event of Default hereunder.

            (iii) In order to facilitate Lender's completion or making of any Work pursuant to Section 6.7(B)(ii) above, the Borrowers grant Lender the right to enter onto each Property during normal business hours after the expiration of the notice specified above and perform, subject to the rights of tenants, any and all work and labor necessary to complete the applicable Work and/or employ watchmen to protect the Property from damage. All sums so expended by Lender shall be deemed to have been advanced under the Loan to the Borrowers and secured by the applicable Mortgage. For this purpose, the Borrowers constitute and appoint Lender their true and lawful attorney-in-fact with full power of substitution to complete or undertake the applicable Work in the name of the Borrowers pursuant to Section 6.7(B)(ii) above. Such power of attorney shall be deemed to be a power coupled with an interest and cannot be revoked. Upon the occurrence and during the continuance of an Event of Default, the Borrowers empower said attorney-in-fact as follows: (i) to use any funds in the applicable Work Reserve for the purpose of making or completing any Work; (ii) to make such additions, changes and corrections to any Work as shall be reasonably necessary or desirable to complete the same; (iii) to employ such contractors, subcontractors, agents, architects and inspectors as shall be required for such purposes; (iv) to pay, settle or compromise all existing bills and claims which are or may become Liens against any Property, or as may be necessary or desirable for the completion of any Work, or for clearance of title; (v) to execute all applications and certificates in the name of the Borrowers which may be required by any of the contract documents; (vi) in its reasonable discretion, to prosecute and defend all actions or proceedings in connection with any Property or

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the rehabilitation and repair of such Property; and (vii) to do any and every act which the Borrowers might do in their own behalf to fulfill the terms of this Loan Agreement.

            (iv) Nothing in this Section shall: (i) make Lender responsible for making or completing any Work; (ii) require Lender to expend funds in addition to the amounts on deposit in the applicable Work Reserve to make or complete any Work; (iii) obligate Lender to proceed with any Work; or (iv) obligate Lender to demand from the Borrowers additional sums to make or complete any Work.

            (v) The Borrowers shall permit Lender and Lender's agents and representatives (including, without limitation, Lender's engineer, architect or inspector) or third parties performing any Work pursuant to this Section 6.7 to enter onto any Property during normal business hours upon reasonable notice (subject to the rights of tenants under their Leases) to inspect the progress of any Work and all materials being used in connection therewith, to examine all plans and shop drawings relating thereto which are or may be kept at any Property, and to complete any Work made pursuant to Section 6.7(B)(ii). The Borrowers shall use commercially reasonable efforts to cause all contractors and subcontractors to cooperate with Lender or Lender's representatives or such other persons described above in connection with inspections described in this
Section 6.7(B) or the completion of the Work pursuant to this Section 6.7(B).

            (vi) All Work and all materials, equipment, fixtures and any other item comprising a part thereof shall be constructed, installed or completed, as applicable, free and clear of all mechanic's, materialman's or other liens (except for the Permitted Encumbrances).

            (vii) All Work shall comply with all applicable legal requirements of all Governmental Authorities having jurisdiction over the Properties and applicable insurance requirements, including, without limitation, applicable building codes, special use permits, environmental regulations and requirements of insurance underwriters.

      (C) INDEMNIFICATION. The Borrowers shall indemnify Lender and hold Lender harmless from and against any and all actions, suits, claims, demands, liabilities, losses, damages, obligations, out-of-pocket costs and expenses (including, without limitation, litigation costs and reasonable attorneys' fees and expenses) arising from or in any way connected with the performance of the Work, except to the extent caused by the bad faith, willful misconduct or gross negligence of Lender. The Borrowers shall assign to Lender all rights and claims the Borrowers may have against all Persons supplying labor or materials in connection with the Work; provided, however, that Lender may not pursue any such right or claim or pursue any other action with respect to such rights and claims unless an Event of Default has occurred and remains uncured.

SECTION 6.8 CASH TRAP RESERVE. (i) If, at any time prior to the repayment of the Obligations in full, a Cash Trap Event shall occur, then for so long as such Cash Trap Event continues to exist, all Excess Cash Flow (except as otherwise expressly provided below) shall be deposited with Lender (or its Servicer or agent) and held in the Lock Box Account in accordance with the terms of the Cash Management Agreement (said funds, together with any interest thereon, the "CASH TRAP RESERVE"). A "CASH TRAP EVENT" shall occur as of any Calculation Date when the

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Debt Yield is less than the Minimum Debt Yield for the trailing twelve (12)
month period ending on such Calculation Date and shall continue to exist until such time as the Minimum Debt Yield test has been satisfied for three (3) consecutive Calculation Dates (on a trailing twelve (12) month basis) following the commencement of the applicable Cash Trap Event. Notwithstanding that the Debt Yield is less than the Minimum Debt Yield as of any Calculation Date, no Cash Trap Event shall be deemed to have occurred as a result of such event if the Borrowers make a principal prepayment of the Aggregate Outstanding Principal Balance (which prepayment amount shall be disbursed on the next Payment Date in accordance with the terms of the Cash Management Agreement), within three (3) Business Days after the date of delivery of the financial statements disclosing the existence of such Cash Trap Event (or the date on which such financial statements are required to be delivered pursuant to Section 5.1), in an amount equal to the greater of (x) one percent (1%) of the Aggregate Outstanding Principal Balance, or (y) 120% of the amount, as determined by Lender in its reasonable discretion, sufficient to cause the Debt Yield to meet or exceed the Minimum Debt Yield if such calculation was recalculated as provided above assuming that such amount was applied to reduce the Aggregate Outstanding Principal Balance as of the first day of the relevant measuring period. During the continuance of a Cash Trap Event, provided that no Event of Default shall have occurred and be continuing, any funds on deposit in the Cash Trap Reserve may, at the Borrowers' election, be retained in the Cash Trap Reserve or may be applied to (i) prepayment of the Aggregate Outstanding Principal Balance as provided above, (ii) Capital Expenditures reasonably approved by Lender, or
(iii) scheduled payments (not to exceed $525,000 in the aggregate) of principal and interest under the Loan and the Allocable Portion of the Mezzanine Loan (to be applied in accordance with the terms of the Cash Management Agreement). Any funds on deposit in the Cash Trap Reserve shall continue to be held as additional Collateral in accordance with this Section 6.8 until the earlier of
(a) the date that such funds are applied or disbursed pursuant to the foregoing sentence or (b) the date that the Minimum Debt Yield test has been satisfied for three (3) consecutive months (as determined above), at which time, provided no Event of Default exists, and no Cash Trap Event has commenced, such funds, together with any and all amounts then held in the Minimum Balance Sub-Account (as defined in the Cash Management Agreement), shall be automatically released to the Borrowers without any further certification requirements on the part of the Borrowers. The existence of a Cash Trap Event shall be determined by Lender in its reasonable good faith determination. If Lender determines that a Cash Trap Event has occurred, Lender shall send the Borrowers written notice thereof. Notwithstanding any provision herein to the contrary, if an Event of Default has occurred and is continuing, all funds on deposit in the Cash Trap Reserve and any subsequent Excess Cash Flow, while such Event of Default is continuing, may be applied by Lender to payment of the Loan (including payment of any Prepayment Consideration) or other Obligations (or to the obligations of the Mezzanine Borrowers to Mezzanine Lender) as Lender may elect.

                                   ARTICLE VII
                       DEPOSIT ACCOUNT; LOCK BOX ACCOUNT;
                                 CASH MANAGEMENT

SECTION 7.1 ESTABLISHMENT OF DEPOSIT ACCOUNT AND LOCK BOX ACCOUNT.

      (A) (i) DEPOSIT ACCOUNT. On or before the Closing Date, one or more deposit accounts shall be established at the Borrowers' sole cost and expense in the name of Lender, as

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secured party hereunder (said accounts, and any accounts replacing same in accordance with this Loan Agreement and the Deposit Account Agreement, collectively, the "DEPOSIT ACCOUNT") with one or more financial institutions reasonably approved by Lender (collectively, the "DEPOSIT BANK"), pursuant to one or more agreements (collectively, the "DEPOSIT ACCOUNT AGREEMENT") substantially similar to Lender's form or otherwise in form and substance reasonably acceptable to Lender, executed and delivered by the Borrowers and the Deposit Bank. The Deposit Account shall be under the sole dominion and control of Lender (which dominion and control may be exercised by Servicer). Among other things, the Deposit Account Agreement shall provide that the Borrowers shall have no access to or control over the Deposit Account, that all available funds on deposit in the Deposit Account shall be transferred by wire transfer (or transfer via the ACH System) on each Business Day by the Deposit Bank into the Lock Box Account, for application in accordance with the Cash Management Agreement. The Deposit Bank and the Lock Box Account Bank shall be directed to deliver to the Borrowers copies of bank statements and other information made available by the Deposit Bank and the Lock Box Account Bank concerning the Deposit Account and the Lock Box Account.

            (ii) Upon establishing the Deposit Account, (1) the Borrowers shall cause any and all Operating Revenues, including distributions or other payments made directly or indirectly to the Borrowers, Manager, or any of their respective Affiliates, from any Beverage Company, to be deposited promptly into the Deposit Account and in no event later than two (2) Business Days after the same are paid to or for the benefit of the Borrowers, and (2) the Borrowers shall obtain agreements (each, a "CREDIT CARD RECEIVABLES PAYMENT DIRECTION LETTER") from each of the Persons paying or disbursing credit card receivables (the "CREDIT CARD COMPANIES"), substantially similar to Lender's form or otherwise in form and substance reasonably acceptable to Lender, pursuant to which the Credit Card Companies agree to pay all credit card receivables into the Lock Box Account, and acknowledge and agree that Lender shall have a first priority perfected security interest in such credit card receivables. To the extent that the Borrowers or any Person on the Borrowers' behalf holds any Receipts, whether in accordance with this Loan Agreement or otherwise, the Borrowers shall be deemed to hold the same in trust for Lender for the protection of the interests of Lender hereunder and under the Loan Documents. The Borrowers represent and warrant that, as of the date hereof, the only Credit Card Companies paying or disbursing credit card receivables with respect to the Property are Chase Merchant Services, American Express, Discover Financial Service, Diners Club, JCB (Japanese Credit Bureau), and, if any of the Borrowers shall hereafter enter into an agreement with any other Credit Card Company pursuant to which such Credit Card Company shall pay credit card receivables with respect to the Properties, such Borrower shall promptly obtain a Credit Card Receivables Payment Direction Letter in form and substance reasonably acceptable to Lender from such Credit Card Company.

            (iii) The Borrowers shall pay all reasonable out-of-pocket costs and expenses incurred by Lender in connection with the transactions and other matters contemplated by this Section 7.1, including but not limited to, Lender's reasonable attorneys' fees and expenses, and all reasonable fees and expenses of the Deposit Bank and the Lock Box Account Bank, including without limitation their reasonable attorneys' fees and expenses.

      (B) LOCK BOX ACCOUNT. On or before the Closing Date, pursuant to the terms of the Cash Management Agreement, an Eligible Account shall be established in the name of Lender,

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as secured party hereunder, to serve as the "Lock Box Account" (said account, and any account replacing the same in accordance with this Loan Agreement and the Cash Management Agreement, the "LOCK BOX ACCOUNT"; and the depositary institution in which the Lock Box Account is maintained, the "LOCK BOX ACCOUNT BANK"). The Lock Box Account shall be under the sole dominion and control of Lender (which dominion and control may be exercised by Servicer); and except as expressly provided hereunder and/or in the Cash Management Agreement, the Borrowers shall not have the right to control or direct the investment or payment of funds therein during the continuance of an Event of Default. Lender may elect to change any financial institution in which the Lock Box Account shall be maintained if such institution is no longer an Eligible Bank, upon not less than five (5) Business Days' notice to the Borrower. The Lock Box Account shall be deemed to contain such sub-accounts as Lender may designate ("SUB-ACCOUNTS"), which may be maintained as separate ledger accounts and need not be separate Eligible Accounts. The Sub-Accounts shall include the following as more particularly described in the Cash Management Agreement:

            (i) "DEBT SERVICE SUB-ACCOUNT" means the Sub-Account of the Lock Box Account established for the purposes of reserving for payments of principal and interest and other amounts due under the Loan Documents (but without duplication of amounts covered under item (ii) below); and

            (ii) "RESERVE SUB-ACCOUNTS" means the Sub-Accounts of the Lock Box Account established for the purpose of holding funds in the Reserves including:
(a) the "Imposition and Insurance Reserve Sub-Account"; (b) the "Capital Improvement Reserve Sub-Account"; (c) the "Hazardous Materials Remediation Reserve Sub-Account"; (d) the "Extraordinary Receipts Sub-Account" (e) the "Mezzanine Loan Debt Service Sub-Account"; (f) the "Minimum Balance Sub-Account"; and (g) "Cash Trap Reserve Sub-Account".

SECTION 7.2 APPLICATION OF FUNDS IN LOCK BOX ACCOUNT. Funds in the Lock Box Account shall be allocated to the Sub-Accounts or the other Accounts (or paid, as the case may be) in accordance with the Cash Management Agreement.

SECTION 7.3 APPLICATION OF FUNDS AFTER EVENT OF DEFAULT. If any Event of Default shall occur and be continuing, then notwithstanding anything to the contrary in this Section or elsewhere, Lender shall have all rights and remedies available under applicable law and under the Loan Documents. Without limitation of the foregoing, for so long as an Event of Default exists, Lender may apply any and all funds in the Deposit Account, and/or any Sub-Accounts against all or any portion of any of the Obligations, in any order.

                                  ARTICLE VIII
                          DEFAULT, RIGHTS AND REMEDIES

SECTION 8.1 EVENT OF DEFAULT.

      "EVENT OF DEFAULT" means the occurrence or existence of any one or more of the following:

      (A) SCHEDULED PAYMENTS. Failure of the Borrowers to pay any scheduled payment amount when the same is due under this Loan Agreement, the Note, or any other Loan

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Documents (whether such amount is interest, principal, Reserves, or otherwise), or to pay for any Insurance Policies required pursuant to Section 5.4 hereof; or

      (B) OTHER PAYMENTS. Failure of the Borrowers to pay any amount from time to time owing under this Loan Agreement, the Note, or any other Loan Documents (other than amounts subject to the preceding paragraph) within ten (10) days after written notice to the Borrowers; or

      (C) BREACH OF REPORTING PROVISIONS. Failure of any Borrower Party to perform or comply with any term or condition contained in Section 5.1 which continues for a period of ten (10) days after written notice to the Borrowers (except that no notice or grace period shall be granted for any breach under Section 5.1(H)); or

      (D) BREACH OF PROVISIONS REGARDING INSURANCE, TRANSFERS, LIENS, SINGLE PURPOSE. Breach or default under any of Section 5.4, 5.12, 5.17, 5.18, 5.19, 5.20, Article IX, or Section 11.1 (provided that in the case of an involuntary Lien under Section 5.18 or 11.1, the same shall not constitute an Event of Default if (i) within forty-five (45) days after the filing thereof, the Borrowers shall either cause the same to be removed of record by payment, bonding or otherwise, or (ii) same is being contested in good faith in accordance with Section 5.3(B) hereof); or

      (E) BREACH OF WARRANTY. Any representation, warranty, certification or other statement made by any Borrower, Guarantor or Manager in any Loan Document or in any statement or certificate at any time given in writing pursuant to or in connection with any Loan Document is false in any material respect as of the date made; or

      (F) OTHER DEFAULTS UNDER LOAN DOCUMENTS. A default shall occur in the performance of or compliance with any term contained in this Loan Agreement or the other Loan Documents and such default is not fully cured within thirty (30) days after receipt by the Borrowers of written notice from Lender of such default (other than occurrences described in other provisions of this Section
8.1 for which a different grace or cure period is specified or which constitute immediate Events of Default); provided however that if (i) the default is capable of cure but with diligence cannot be cured within such period of thirty
(30) days, (ii) the Borrowers (or the applicable Borrower Party) has commenced the cure within such thirty (30) day period and has pursued such cure diligently, and (iii) each Borrower delivers to Lender promptly following written demand (which demand may be made from time to time by Lender) evidence reasonably satisfactory to Lender of the foregoing, then such period shall be extended for so long as is reasonably necessary for the Borrowers in the exercise of due diligence to cure such default, but in no event beyond one hundred and twenty (120) days after the original notice of default; or

      (G) INVOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC. (i) A court enters a decree or order for relief with respect to any Borrower Party, in an Involuntary Borrower Bankruptcy, which decree or order is not stayed or other similar relief is not granted under any applicable federal or state law unless dismissed within ninety (90) days; (ii) the occurrence and continuance of any of the following events for ninety (90) days unless dismissed or discharged within such time: (x) an Involuntary Borrower Bankruptcy is commenced, (y) a decree or order of a court for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other

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officer having similar powers over any Borrower Party or over all or a substantial part of its property, is entered, or (z) an interim receiver, trustee or other custodian is appointed without the consent of any Borrower Party, for all or a substantial part of the property of such Person; or

      (H) VOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC. (i) An order for relief is entered with respect to any Borrower Party, or any Borrower Party commences a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case or to the conversion of an involuntary case to a voluntary case under any such law or consents to the appointment of or taking possession by a receiver, trustee or other custodian for any Borrower Party or for all or a substantial part of the property of any Borrower Party; (ii) any Borrower Party makes any assignment for the benefit of creditors; or (iii) the Board of Directors or other governing body of any Borrower Party adopts any resolution or otherwise authorizes action to approve any of the actions referred to in this subsection 8.1(H); or

      (I) BANKRUPTCY INVOLVING OWNERSHIP INTERESTS OR PROPERTIES. Other than as described in either of Subsections 8.1(G) or 8.1(H), all or any portion of the Collateral becomes property of the estate or subject to the automatic stay in any case or proceeding under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect (provided that if the same occurs in the context of an involuntary proceeding, it shall not constitute an Event of Default if it is dismissed or discharged within ninety (90) days following its occurrence); or

      (J) SOLVENCY. Any Borrower Party ceases to be solvent or admits in writing its present or prospective inability to pay its debts as they become due; or

      (K) JUDGMENT AND ATTACHMENTS. Any lien, money judgment, writ or warrant of attachment, or similar process is entered or filed against any Borrower Party or any of its assets, which claim is not fully covered by insurance (other than with respect to the amount of commercially reasonable deductibles permitted hereunder), would have a Material Adverse Effect and remains undischarged, unvacated, unbonded or unstayed for a period of forty-five (45) days; or

      (L) INJUNCTION. The Borrowers are enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting all or any material part of their business and such order continues for more than thirty (30) days; or

      (M) INVALIDITY OF LOAN DOCUMENTS. This Loan Agreement, any Mortgage or any of the Loan Documents for any reason ceases to be in full force and effect or ceases to be a legally valid, binding and enforceable obligation of the Borrowers or any Lien securing the Obligations shall, in whole or in part, cease to be a perfected first priority Lien, subject to the Permitted Encumbrances (except in any of the foregoing cases in accordance with the terms hereof or under any other Loan Document) and the Borrowers do not take all actions requested by Lender to correct such defect within ten (10) days after the written request by Lender to take such action, or any Person under the control of the Borrowers or Guarantor who is a party thereto, other than Lender, denies that it has any further liability (as distinguished from denial of the existence of a

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Default or Event of Default) under any Loan Documents to which it is party, or gives notice to such effect; or

      (N) CROSS-DEFAULT WITH OTHER LOAN DOCUMENTS. A default beyond any applicable grace periods shall occur under any of the other Loan Documents; or

      (O) DEFAULT UNDER MANAGEMENT AGREEMENTS OR FRANCHISE AGREEMENTS. (i) An Uncured Franchise Default occurs; (ii) or any breach or default shall occur in the material obligations of the Borrowers under any of the Management Agreements, and such breach or default either is of such a nature or continues for such a period of time beyond applicable notice and cure periods, if any, that Manager shall have the right to exercise material remedies as a consequence thereof; or

      (P) GROUND LEASE/CONDOMINIUM DOCUMENT DEFAULT. Any default by any of the Borrowers beyond any applicable grace period shall occur under any Ground Lease or any Condominium Property Document or any actual or attempted surrender, termination, modification or amendment of any Ground Lease or any Condominium Property Document without Lender's prior written consent.

            If more than one of the foregoing paragraphs shall describe the same condition or event, then Lender shall have the right to select which paragraph or paragraphs shall apply. In any such case, Lender shall have the right (but not the obligation) to designate the paragraph or paragraphs which provide for non-written notice (or for no notice) or for a shorter time to cure (or for no time to cure).

SECTION 8.2 ACCELERATION AND REMEDIES.

      (A) Upon the occurrence and during the continuance of any Event of Default described in any of Subsections 8.1(G), 8.1(H), or 8.1(I), the unpaid principal amount of and accrued interest and fees on the Loan and all other Obligations shall automatically become immediately due and payable, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other requirements of any kind, all of which are hereby expressly waived by the Borrowers. Upon and at any time after the occurrence of any other Event of Default, at the option of Lender, which may be exercised without notice or demand to anyone, all or any portion of the Loan and other Obligations shall immediately become due and payable.

      (B) Upon the occurrence and during the continuance of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to Lender against the Borrowers under this Loan Agreement or any of the other Loan Documents, or at law or in equity, may be exercised by Lender at any time and from time to time, whether or not all or any of the Obligations shall be declared due and payable, and whether or not Lender shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to the Properties. Any such actions taken by Lender shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Lender may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting

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the other rights and remedies of Lender permitted by law, equity or contract or as set forth herein or in the other Loan Documents. Without limiting the generality of the foregoing, if an Event of Default is continuing (i) to the fullest extent permitted by law, Lender shall not be subject to any "one action" or "election of remedies" law or rule, and (ii) all liens and other rights, remedies or privileges provided to Lender shall remain in full force and effect until Lender has exhausted all of its remedies against each Property and the Mortgages have been foreclosed, sold and/or otherwise realized upon in satisfaction of the Obligations or the Obligations have been paid in full.

      (C) Lender shall have the right from time to time to partially foreclose the Mortgages in any manner and for any amounts secured by the Mortgages then due and payable as determined by Lender in its sole discretion including, without limitation, the following circumstances: (i) in the event the Borrowers default beyond any applicable grace period in the payment of one or more scheduled payments of principal and interest, Lender may foreclose the Mortgage to recover such delinquent payments, or (ii) in the event Lender elects to accelerate less than the entire outstanding principal balance of the Loan, Lender may foreclose the Mortgage or any of them to recover so much of the principal balance of the Loan as Lender may accelerate and such other sums secured by the Mortgage as Lender may elect. Notwithstanding one or more partial foreclosures, the Property shall remain subject to the Mortgage to secure payment of sums secured by the Mortgage and not previously recovered.

      (D) During the continuance of an Event of Default, Lender shall have the right from time to time to sever the Note and the other Loan Documents into one or more separate notes, mortgages and other security documents in such denominations as Lender shall determine in its sole discretion for purposes of evidencing and enforcing its rights and remedies provided hereunder. The Borrowers shall execute and deliver to Lender from time to time, within ten (10) days after the request of Lender, a severance agreement and such other documents as Lender shall reasonably request in order to effect the severance described in the preceding sentence, all in form and substance reasonably satisfactory to Lender. The Borrowers hereby absolutely and irrevocably appoint Lender as their true and lawful attorney, coupled with an interest, in their name and stead to make and execute all documents reasonably necessary to effect the aforesaid severance if the Borrowers fail to do so within ten (10) days of Lender's written request, the Borrowers ratifying all that their said attorney shall do by virtue thereof.

      (E) Any amounts recovered from the Properties or any other collateral for the Loan after an Event of Default may be applied by Lender toward the payment of any interest and/or principal of the Loan and/or any other amounts due under the Loan Documents in such order, priority and proportions as Lender in its sole discretion shall determine.

      (F) The rights, powers and remedies of Lender under this Loan Agreement shall be cumulative and not exclusive of any other right, power or remedy which Lender may have against the Borrowers pursuant to this Loan Agreement or the other Loan Documents, or existing at law or in equity or otherwise. Lender's rights, powers and remedies may be pursued singly, concurrently or otherwise, at such time and in such order as Lender may determine in Lender's sole discretion. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as

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

may be deemed expedient. A waiver of one Default or Event of Default with respect to the Borrowers shall not be construed to be a waiver of any subsequent Default or Event of Default by the Borrowers or to impair any remedy, right or power consequent thereon.

SECTION 8.3 PERFORMANCE BY LENDER.

      (A) Upon the occurrence and during the continuance of an Event of Default, if any of the Borrowers shall fail to perform, or cause to be performed, any material covenant, duty or agreement contained in any of the Loan Documents (subject to applicable notice and cure periods), Lender may perform or attempt to perform such covenant, duty or agreement on behalf of the Borrowers including making protective advances on behalf of any Borrower, or, in its sole discretion, causing the obligations of any of the Borrowers to be satisfied with the proceeds of any Reserve. In such event, the Borrowers shall, at the request of Lender, promptly pay to Lender, or reimburse, as applicable, any of the Reserves, any actual amount reasonably expended or disbursed by Lender in such performance or attempted performance, together with interest thereon at the Default Rate (including reimbursement of any applicable Reserves), from the date of such expenditure or disbursement, until paid. Any amounts advanced or expended by Lender to perform or attempt to perform any such matter shall be added to and included within the indebtedness evidenced by the applicable Note and shall be secured by all of the Collateral securing the applicable Loan. Notwithstanding the foregoing, it is expressly agreed that Lender shall not have any liability or responsibility for the performance of any obligation of the Borrowers under this Loan Agreement or any other Loan Document, and it is further expressly agreed that no such performance by Lender shall cure any Event of Default hereunder.

      (B) Lender may cease or suspend any and all performance required of Lender under the Loan Documents upon and at any time after the occurrence and during the continuance of any Event of Default.

SECTION 8.4 EVIDENCE OF COMPLIANCE. Promptly following request by Lender, each Borrower shall provide such documents and instruments as shall be reasonably satisfactory to Lender to evidence compliance with any material provision of the Loan Documents applicable to the Borrowers.

                                  ARTICLE IX
               SINGLE-PURPOSE, BANKRUPTCY-REMOTE REPRESENTATIONS,
                            WARRANTIES AND COVENANTS

SECTION 9.1 APPLICABLE TO ALL PRIMARY BORROWER PARTIES. Each Primary Borrower Party hereby represents, warrants and covenants as of the Closing Date and until such time as all Obligations are paid in full, that absent express advance written waiver from Lender, which may be withheld in Lender's sole discretion, that such Primary Borrower Party:

      (A) does not own and will not own any assets other than the Properties (including incidental personal property necessary for the operation thereof and proceeds therefrom) or direct or indirect ownership interests in the Borrowers, and other wholly owned subsidiaries of the Primary Borrower Parties established solely for the purpose of holding liquor licenses with respect to one or more of the Properties, and with respect to Member, direct or indirect

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ownership interests in the Crossed Borrowers as of the date of this Agreement
(all of the foregoing ownership interests being referred to herein, collectively, as the "OWNERSHIP INTERESTS") or, with respect to each of the Primary Borrower Parties, such incidental assets as are necessary to enable it to discharge its obligations with respect to the Borrowers;

      (B) is not engaged and will not engage in any business, directly or indirectly, other than the ownership, management and operation of the Properties, the Crossed Properties as of the date of this Agreement, or the Ownership Interests;

      (C) has not at any time since the SPE Effective Date entered into and will not enter into any contract or agreement with any partner, member, shareholder, trustee, beneficiary, principal or Affiliate of any Primary Borrower Party except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than such Affiliate (including the Management Agreements);

      (D) has not incurred any debt that remains outstanding as of Closing and will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (i) the Obligations, (ii) Permitted Indebtedness, and (iii) the Mezzanine Loan;

      (E) has not made any loans or advances to any Person that remains outstanding as of Closing and will not make any loan or advances to any Person (including any of its Affiliates), and has not acquired and will not acquire obligations or securities (other than the Ownership Interests) of any of its Affiliates other than the other Borrower Parties;

      (F) is and reasonably expects to remain solvent and pay its own liabilities, indebtedness, and obligations of any kind from its own separate assets as the same shall become due;

      (G) has at all times since the SPE Effective Date done or caused to be done and will do all things necessary to preserve its existence, and will not, and no partner, member, shareholder, trustee, beneficiary, or principal will, further amend, modify or otherwise change, its partnership certificate, partnership agreement, articles of incorporation, by-laws, articles of organization, operating agreement, or other organizational documents, as modified, amended, restated or supplemented as of the date hereof, in any manner with respect to the matters set forth in this Article IX;

      (H) has at all times since the SPE Effective Date continuously maintained its existence and has at all times since the SPE Effective Date been qualified to do business, and shall continue to maintain its existence and be qualified to do, business in all states necessary to carry on its business, specifically including in the case of each Borrower, the state where its Property is located;

      (I) has at all times since the SPE Effective Date conducted and operated, and will conduct and operate its business as presently conducted and operated and otherwise contemplated with respect to the ownership of its Property, or the ownership of the Ownership Interests, as applicable;

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      (J) has at all times since the SPE Effective Date maintained, and will maintain books and records and bank accounts (other than bank accounts established hereunder, or established by Manager with respect to the operations of the Properties pursuant to the Management Agreement) separate from those of its partners, members, shareholders, trustees, beneficiaries, principals, Affiliates, and any other Person and has at all times since the SPE Effective Date maintained and will maintain separate financial statements except that it may also be included in consolidated financial statements of its Affiliates;

      (K) has at all times since the SPE Effective Date been and held itself out to the public as, and will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other Person (including any of its partners, members, shareholders, trustees, beneficiaries, principals and Affiliates, and any Affiliates of any of the same), and not as a department or division of any Person and has at all times since the SPE Effective Date corrected and will correct any known misunderstandings regarding its existence as a separate legal entity;

      (L) has at all times since the SPE Effective Date paid, and will pay the salaries of its own employees, if any;

      (M) has at all times since the SPE Effective Date allocated, and will allocate fairly and reasonably any overhead for shared office space;

      (N) has at all times since the SPE Effective Date used, and will use its own stationery, invoices and checks;

      (O) has at all times since the SPE Effective Date filed, and will file its own tax returns with respect to itself (or consolidated tax returns, if applicable) as may be required under applicable law;

      (P) has at all times since the SPE Effective Date maintained, and reasonably expects to maintain adequate capital (taken as a whole with all of the other Borrowers) for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

      (Q) will not seek, acquiesce in, or suffer or permit its liquidation, dissolution or winding up, in whole or in part;

      (R) will not enter into any transaction of merger or consolidation, and will not acquire by purchase or otherwise all or substantially all of the business or assets of, or any stock or beneficial ownership (other than the Ownership Interests) of, any Person;

      (S) has not at any time since the SPE Effective Date commingled or permitted to be commingled, and will not commingle or permit to be commingled, its funds or other assets with those of any other Person (other than, with respect to the Borrowers, each other Borrower, or as may be held by Manager, as agent, for each Borrower pursuant to the terms of the Management Agreement, and except for funds deposited in the Accounts in accordance with the Loan Documents);

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      (T) has at all times since the SPE Effective Date maintained, and will maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;

      (U) does not and will not hold itself out to be responsible for the debts or obligations (other than the Obligations and the Crossed Indebtedness as of the date of this Agreement) of any other Person;

      (V) has not guaranteed or otherwise become liable in connection with any obligation of any other Person that remains outstanding, and will not guarantee or otherwise become liable on or in connection with any obligation (other than the Obligations and the Crossed Indebtedness as of the date of this Agreement) of any other Person that remains outstanding;

      (W) except for funds deposited into the Accounts in accordance with the Loan Documents, shall not hold title to its assets other than in its name; and

      (X) shall comply with all of the assumptions, statements, certifications, representations, warranties and covenants regarding or made by it contained in or appended to the nonconsolidation opinion delivered pursuant hereto.

SECTION 9.2 APPLICABLE TO BORROWERS, GENERAL PARTNER AND MEMBER. In addition to their respective obligations under Section 9.1, each Borrower, General Partner and Member hereby represents, warrants and covenants, as of the Closing Date and until such time as all Obligations are paid and satisfied in full, that absent express advance written waiver from Lender, which may be withheld in Lender's sole discretion:

      (A) each General Partner shall at all times act as the sole general partner of each Borrower that is a limited partnership, with all of the rights, powers, obligations and liabilities thereof under the limited partnership agreement of such Borrower and shall take any and all actions and do any and all things necessary or appropriate to the accomplishment of the same and will not engage in any other business;

      (B) Member shall at all times act as the sole member of each Borrower and Crossed Borrower as of the date of this Agreement that is a limited liability company with all of the rights, powers, obligations and liabilities thereof under the limited liability company operating agreement of such Borrower or Crossed Borrower and shall take any and all actions and will do any and all things necessary or appropriate to the accomplishment of the same and will not engage in any other business;

      (C) each Borrower that is a limited liability company shall not, without the prior written consent of its Member (including the unanimous written consent of its Member's board of directors including the Independent Directors or the unanimous written consent of each of the Borrowers' board of managers including the Independent Directors), and each Borrower that is a limited partnership shall not, without the prior written consent of its General Partner (including the unanimous written consent of General Partner's Independent Directors), institute proceedings for itself to be adjudicated bankrupt or insolvent; consent to the institution of bankruptcy or insolvency proceedings against itself; file a petition seeking, or consent to, reorganization or relief under any applicable federal or state law relating to bankruptcy; consent to the appointment

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of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) for itself or a substantial part of its property; make any assignment for the benefit of creditors; or admit in writing its inability to pay its debts generally as they become due;

      (D) each Borrower that is a corporation shall not, without the prior unanimous written consent of its board of directors, including its Independent Directors, institute proceedings for itself to be adjudicated bankrupt or insolvent; consent to the institution of bankruptcy or insolvency proceedings against it; file a petition seeking, or consent to, reorganization or relief under any applicable federal or state law relating to bankruptcy; consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) for itself or a substantial part of its property; make any assignment for the benefit of creditors; or admit in writing its inability to pay its debts generally as they become due;

      (E) no Member or any General Partner shall, without the unanimous vote of its board of directors or board of managers, as the case may be, including, in each case, its Independent Directors, institute proceedings for itself or any Borrower, to be adjudicated bankrupt or insolvent; consent to the institution of a bankruptcy or insolvency proceeding against it or any Borrower; file a petition seeking, or consent to, reorganization or relief under any applicable federal or state law relating to bankruptcy; consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) for itself or any Borrower; or a substantial part of its or any Borrower's property; make any assignment for the benefit of creditors; or admit in writing its inability to pay its debts generally as they become due;

      (F) except as otherwise permitted hereunder, no Member or any General Partner shall for itself or for any of the Borrowers (i) liquidate or dissolve, in whole or in part; (ii) consolidate, merge or enter into any form of consolidation with or into any other Person, nor convey, transfer or lease its or any Borrower's assets substantially as an entirety to any Person nor permit any Person to consolidate, merge or enter into any form of consolidation with or into itself or any Borrower, nor convey, transfer or lease its or any Borrower's assets substantially as an entirety to any Person; or (iii) amend any provisions of its or any Borrower's organizational documents containing provisions similar to those contained in this Article IX; and

      (G) each Member, General Partner and Borrower that is a corporation shall each promptly elect and at all times maintain at least two (2) Independent Directors on its board of directors, who shall be selected by such Member, General Partner or Borrower, as applicable, and be reasonably acceptable to Lender. Each Borrower that is a single member limited liability company shall promptly appoint and at all times maintain at least two (2) Independent Directors on its board of managers, who shall be selected by such Borrower, and be reasonably acceptable to Lender.

                                    ARTICLE X
                RESTRUCTURING LOAN, SECONDARY MARKET TRANSACTIONS

SECTION 10.1 SECONDARY MARKET TRANSACTIONS GENERALLY. Lender shall have the right to engage in one or more Secondary Market Transactions with respect to the Loan, and to structure and restructure all or any part of the Loan, including without limitation in multiple tranches, as a wraparound loan, or for inclusion in a REMIC or other Securitization. Without limitation,

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Lender shall have the right, at Lender's sole cost (other than each Borrower's internal costs and expenses and the costs and expenses of the Borrowers' counsel), to cause the Note and any Mortgage to be split into a first and a second mortgage loan, or into one or more loans evidenced by multiple notes and secured by multiple mortgages and/or by ownership interests in any of the Borrowers in whatever proportion Lender determines, and thereafter to engage in Secondary Market Transactions with respect to all or any part of the indebtedness and loan documentation. Each of the Borrower Parties acknowledge that it is the intention of the parties that all or a portion of the Loan will be securitized and that all or a portion of the Loan will be rated by one or more Rating Agencies. Each of the Borrower Parties further acknowledge that additional structural modifications may be required to satisfy issues raised by any Rating Agencies. As used herein, "SECONDARY MARKET TRANSACTION" means any of
(i) the sale, assignment, or other transfer of all or any portion of the Obligations or the Loan Documents or any interest therein to one or more investors, (ii) the sale, assignment, or other transfer of one or more participation interests in the Obligations or Loan Documents to one or more investors, (iii) the transfer or deposit of all or any portion of the Obligations or Loan Documents to or with one or more trusts or other entities which may sell certificates or other instruments to investors evidencing an ownership interest in the assets of such trust or the right to receive income or proceeds therefrom or (iv) any other Securitization backed in whole or in part by the Loan or any interest therein.

SECTION 10.2 COOPERATION; LIMITATIONS. The Borrower Parties shall use all reasonable efforts and cooperate reasonably and in good faith with Lender in effecting any such restructuring or Secondary Market Transactions at Lender's sole cost (other than, with respect to the first successful Securitization and any related Secondary Market Transaction only (or if the Loan shall be hereafter split into multiple loans, the first successful Securitization and any related Secondary Market Transaction with respect to each of such loans), the Borrowers' internal costs and expenses and the costs and expenses of the Borrower Parties' counsel). Notwithstanding the foregoing or anything to the contrary contained in this Article X, it is acknowledged and agreed that in no event shall Lender be responsible for payment of any Borrower Party's (or its Affiliate's) internal costs and expenses in connection with any Secondary Market Transaction. Such cooperation shall include without limitation, executing and delivering such reasonable amendments to the Loan Documents and the organizational documents of each Borrower as Lender or any Interested Party (as defined below) may request, provided however that, no such amendment shall modify (i) the weighted average interest rate payable under the Note (or notes); (ii) the stated maturity date of the Note, (iii) the amortization of the principal amount of the Note, (iv) any other material economic terms of the Obligations, (v) the non-recourse provisions of the Loan or (vi) any provision, the effect of which would increase the Borrowers' obligations or decrease the Borrowers' rights under the Loan Documents except to a de minimis extent. The Borrower Parties shall not be required to provide additional collateral to effect any such restructuring or Secondary Market Transaction after the Closing Date. The Borrower Parties shall not be required to pay any third party (other than, which respect to the first successful Securitization and any related Secondary Market Transaction only (or if the Loan shall be hereafter split into multiple loans, the first successful Securitization and any related Secondary Market Transaction with respect to each of such loans), the costs and expenses of the Borrowers' counsel) costs and expenses incurred by Lender in connection with any such Secondary Market Transaction unless otherwise expressly payable by the Borrower Parties under this Loan Agreement or the other Loan Documents.

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SECTION 10.3 INFORMATION. The Borrower Parties, at Lender's cost and expense
(other than, with respect to the first successful Securitization and any related Secondary Market Transaction only (or if the Loan shall be hereafter split into multiple loans, the first successful Securitization and any related Secondary Market Transaction with respect to each of such loans), the Borrowers' internal costs and expenses and the costs and expenses of the Borrower Parties' counsel), shall provide such access to personnel and such information and documents relating to the Borrower Parties, Manager, the Properties and Collateral and the business and operations of all of the foregoing and such opinions of counsel (including nonconsolidation opinions) as any Rating Agency may request or as Lender or any other Interested Party may reasonably request in connection with any such Secondary Market Transaction including, without limitation, updated financial information, appraisals, market studies, environmental reviews (Phase I's and, if appropriate, Phase II's), mold inspection, property condition reports and other due diligence investigations together with appropriate verification of such updated information and reports through letters of auditors and consultants and, as of the closing date of the Secondary Market Transaction, updated representations and warranties made in the Loan Documents and such additional representations and warranties as any Rating Agency may request or any purchaser, transferee, assignee, trustee, servicer or potential investor (the Rating Agencies and all of the foregoing parties, collectively, "INTERESTED PARTIES") may reasonably request, to the extent such updated representations and warranties are true. On or prior to the date of closing of any Secondary Market Transaction, the Borrowers, at Lender's cost and expense (other than with respect to the first successful Securitization and any related Secondary Market Transaction only (or if the Loan shall be hereafter split into multiple loans, the first successful Securitization and any related Secondary Market Transaction with respect to each of such loans), the Borrowers' internal costs and expenses and the costs and expenses of the Borrowers' counsel), shall, if required by any Rating Agency or reasonably required by Lender, provide revisions or "bringdowns" to any opinions delivered at Closing (including nonconsolidation opinions), or if required by the Rating Agencies, new versions of such opinions, which opinions shall be consistent in substance with the opinions covered by the original opinions, addressed to Lender, any trustee under any Securitization backed in whole or in part by the Loan, any Rating Agency that assigns a rating to any securities in connection therewith and any investor purchasing securities therein. Lender shall be permitted to share all such information with the investment banking firms, Rating Agencies, accounting firms, law firms, other third party advisory firms, potential investors, servicers and other service providers and other parties directly involved in any proposed Secondary Market Transaction. The Borrowers understand that any such information may be incorporated into any offering circular, prospectus, prospectus supplement, private placement memorandum or other offering documents for any Secondary Market Transaction. Lender and the Rating Agencies shall be entitled to rely upon such information. Without limiting the foregoing, the Borrowers and Guarantor shall provide in connection with each (i) preliminary and final private placement memorandum or (ii) a preliminary and final prospectus or prospectus supplement, as applicable, prepared in connection with any Secondary Market Transaction (the documents referred to in the foregoing clauses (i) and (ii), collectively, the "DISCLOSURE DOCUMENTS"), an agreement reasonably satisfactory to the Borrowers and Guarantor certifying that the Borrowers and Guarantor have examined such Disclosure Documents specified by Lender and, that the sections of such Disclosure Document describing the Borrowers, Guarantor, the Properties and Manager do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the

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light of the circumstances under which they were made, not materially misleading. The Borrowers and Guarantor shall each indemnify, defend, protect and hold harmless Lender, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MERRILL LYNCH"), and their respective Affiliates, directors, employees, agents and each Person, if any, who controls Lender, Merrill Lynch or any such Affiliate within the meaning of Section 15 of the Securities Act of 1933 or
Section 20 of the Securities Exchange Act of 1934, and any other placement agent or underwriter with respect to any Securitization or Secondary Market Transaction from and against any losses, claims, damages and liabilities that arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Disclosure Document as to the Borrowers, Guarantor, Manager and the Properties or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated in such information or necessary in order to make the statements in such information not materially misleading; provided, however, the Borrowers shall not be required to indemnify Merrill Lynch for any liabilities arising out of untrue statements or omissions that were identified to Lender in writing or are set forth in any third party report not prepared by the Borrowers or their Affiliates unless such reports are caused to be incorrect or misleading based upon information provided by the Borrowers or their Affiliates. Lender may publicize the existence of the Obligations in connection with Lender's Secondary Market Transaction activities or otherwise.

SECTION 10.4 ADDITIONAL PROVISIONS. In any Secondary Market Transaction, Lender may transfer its obligations under this Loan Agreement and under the other Loan Documents (or may transfer the portion thereof corresponding to the transferred portion of the Obligations), and thereafter Lender shall be relieved of any obligations hereunder and under the other Loan Documents arising after the date of said transfer with respect to the transferred interest. Each transferee investor shall become a "Lender" hereunder.

                                   ARTICLE XI
           RESTRICTIONS ON LIENS, TRANSFERS; ASSUMABILITY; RELEASE OF
                                   PROPERTIES

SECTION 11.1 RESTRICTIONS ON TRANSFER AND ENCUMBRANCE. Except for a Transfer or a Permitted Assumption expressly permitted under this Article XI, Leases entered into as permitted hereunder, and pledges in connection with the Mezzanine Loan, the Borrowers shall not cause or suffer to occur or exist, directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, any sale, transfer, mortgage, pledge, Lien or encumbrance (other than the Permitted Encumbrances) of (i) all or any part of any Property or any interest therein, or
(ii) any direct or indirect ownership or beneficial interest in any Borrower (other than to Mezzanine Lender), irrespective of the number of tiers of ownership, without Lender's consent.

SECTION 11.2 TRANSFERS OF BENEFICIAL INTERESTS IN BORROWERS. The following voluntary or involuntary sales, encumbrances, conveyances, transfers and pledges (each, a "TRANSFER") of a direct, indirect or beneficial interest in any Borrower shall be permitted without Lender's consent ("PERMITTED OWNERSHIP INTEREST TRANSFERS"):

      (A) A Transfer of no more than forty-nine percent (49%) of the direct or indirect ownership interests in such Borrower (in the aggregate), provided that, following such Transfer, Guarantor maintains control of such Borrower.

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      (B) A Transfer or a series of Transfers that result in the proposed transferee, together with Affiliates of such transferee, owning in the aggregate (directly or indirectly) more than forty-nine percent (49%) of the economic and beneficial interests in such Borrower (where, prior to such Transfer, such proposed transferee and its Affiliates owned in the aggregate (directly or indirectly) forty-nine percent (49%) or less of such interests in that Borrower); and, provided that such Transfer shall not be a Permitted Ownership Interest Transfer unless Lender receives, prior to such Transfer, both (x) evidence reasonably satisfactory to Lender (which shall include a legal non-consolidation opinion reasonably acceptable to Lender and the Rating Agencies) that the single purpose nature and bankruptcy remoteness of such Borrower (and its members and general partners, as applicable) following such Transfer or Transfers will be the same as prior to such Transfer or Transfers and (y) a Rating Agency Confirmation.

      (C) For so long as Guarantor's (or its successor's) stock is traded through the "over-the-counter market" or through any recognized stock exchange, any Transfer of all or any portion of the issued and outstanding capital stock of Guarantor, or the issuance of additional capital stock of Guarantor (including common or preferred shares) through the "over-the-counter market" or through any recognized stock exchange.

      (D) The pledge of ownership interests granted by the Mezzanine Borrowers pursuant to the Pledge Agreement (as such term is defined in the Mezzanine Loan Agreement).

      For purposes of this Section 11.2, "control" shall have the meaning given thereto in the definition of "Affiliate" in Section 1.1 and a "change of control" of any Person shall include the Transfer of legal or equitable ownership interests in such Person which after giving effect to such Transfer results in any transferee or pledgee of such interests holding more than a 49% legal or equitable ownership interest or security interest in such Person.

SECTION 11.3 ASSUMABILITY.

      (A) The Borrowers shall have the right to request that Lender consent to
(i) a transfer of all of the Properties to another Person (the "TRANSFEREE BORROWER") and the assumption by the Transferee Borrower of all of the Borrowers' obligations under the Loan Documents, (ii) replacement of Guarantor with new guarantors and indemnitors who shall assume all of the obligations of the Guarantors arising from and after such date and release of the Borrowers and Guarantor from obligations arising from and after such date and (iii) the replacement of the Mezzanine Borrowers with pledgors of the ownership interests in the Transferee Borrower (collectively, an "ASSUMPTION"), subject to the conditions set forth in paragraphs (B) and (C) of this Section. Together with such written application, the Borrowers will pay to Lender a review fee of $10,000. The Borrowers also shall pay on demand all of the reasonable out-of-pocket costs and expenses incurred by Lender, including reasonable attorneys' fees and expenses, and the fees and expenses of the Rating Agencies, if any, and other outside entities, in connection with considering any proposed Assumption, whether or not the same is permitted or occurs.

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

      (B) Lender shall not withhold its consent to an Assumption (any such Assumption consented to by Lender, a "PERMITTED ASSUMPTION") provided and upon the conditions that:

            (i) No Event of Default shall have occurred and be continuing at the time of such Assumption;

            (ii) The Borrowers shall have submitted to Lender true, correct and complete copies of any and all information and documents reasonably requested by Lender concerning the Transferee Borrower, replacement guarantors and indemnitors and all of such information and documents shall be reasonably acceptable to Lender;

            (iii) Evidence reasonably satisfactory to Lender shall have been provided showing that the Transferee Borrower and such of its Affiliates as shall reasonably be designated by Lender comply and will comply with Article IX, as those provisions may be modified by Lender taking into account the ownership structure of Transferee Borrower and its Affiliates;

            (iv) The Borrowers shall have obtained (and delivered to Lender) a Rating Confirmation with respect to the Assumption, the Transferee Borrower, the new guarantors and indemnitors and all related transactions;

            (v) The Borrowers shall have paid all of Lender's reasonable out-of-pocket costs and expenses in connection with considering the Assumption, and shall have paid the amount reasonably requested by Lender as a deposit against Lender's reasonable costs and expenses in connection with effecting the Assumption;

            (vi) The Borrowers, the Transferee Borrower, and the replacement guarantors and indemnitors shall have indicated in writing in form and substance reasonably satisfactory to Lender their readiness and ability to satisfy the conditions set forth in Subsection (C) below;

            (vii) (a) The Transferee Borrower shall be a Permitted Transferee or
(b) the identity, experience and financial condition of the Transferee Borrower shall otherwise be satisfactory to Lender in its reasonable discretion; and

            (viii) The identity and financial condition of the replacement guarantors and indemnitors shall be satisfactory to Lender.

      (C) If Lender consents to the proposed Assumption, the Transferee Borrower and/or Borrowers, as the case may be, shall promptly and as a condition to the Assumption deliver the following to Lender:

            (i) The Borrowers, the Transferee Borrower, the original and replacement guarantors and indemnitors shall execute and deliver any and all documents reasonably required by Lender to evidence the Transfer and Assumption of the Loan, in form and substance reasonably required by Lender and similar to those received at Closing;

            (ii) Counsel to the Transferee Borrower and replacement guarantors and indemnitors shall deliver to Lender opinions in form and substance reasonably satisfactory to Lender as to such matters as Lender shall reasonably require in connection with such

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Assumption, which may include opinions as to substantially the same matters as were required in connection with the origination of the Loan including, without limitation, a bankruptcy non-consolidation opinion;

            (iii) The Borrowers shall cause to be delivered to Lender, an endorsement (relating to the change in the identity of the Borrowers and execution and delivery of the Assumption documents) to Lender's policy of title insurance in form and substance acceptable to Lender, in Lender's reasonable discretion; and

            (iv) The Borrowers shall deliver to Lender a payment in the amount of all remaining unpaid reasonable costs incurred by Lender in connection with the Transfer and Assumption, including but not limited to Lender's reasonable attorneys' fees and expenses, all recording fees, and all fees payable to the title company in connection with the Transfer and Assumption.

SECTION 11.4 RELEASE OF PROPERTIES. On one or more occasions, the Borrowers may obtain the release (each, a "RELEASE") of one or more Properties from the Lien of the applicable Mortgage(s) in connection with a partial or total defeasance of the Loan subject to the conditions of the Note and subject to the satisfaction of the following conditions:

      (A) Lender shall have received from the Borrowers at least fifteen (15) days prior written notice of the date proposed for such release (the "RELEASE DATE") which notice is revocable;

      (B) No Event of Default shall have occurred and be continuing as of the date of such notice and the Release Date;

      (C) On the date proposed for such Release, the Borrowers shall defease all or a portion of the Loan by delivering a Defeasance Deposit (as defined in the Note) in an amount necessary to pay all Scheduled Defeasance Payments (as defined in the Note) for the entire principal amount of the Loan in the case of a total defeasance, or in the case of a partial defeasance, relating to the Release Price of each Property being released (together with all accrued and unpaid interest on the principal amount being so defeased), and such defeasance shall be undertaken in accordance with the terms and conditions of the Note, and Mezzanine Lender shall have received all amounts required to be paid to it in connection with such Release under the Mezzanine Loan Documents;

      (D) If required by any Rating Agency, the Borrowers at their sole cost and expense, in connection with any partial defeasance, shall have delivered to Lender, one or more endorsements to the Title Policies delivered to Lender on the date hereof in connection with the Mortgages insuring that, after giving effect to such Release, (i) the Liens created hereby and thereby and insured under the Title Policies are first priority Liens on the respective remaining Properties subject only to the Permitted Encumbrances applicable to the remaining Properties and (ii) that the Title Policies remain in full force and effect and unaffected by such Release;

      (E) Immediately following any Release in connection with any partial defeasance, both the Debt Service Coverage Ratio and the Debt Yield (based upon a trailing twelve (12) month period) shall be equal to or greater than the Debt Service Coverage Ratio and the Debt

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Yield (based upon a trailing twelve (12) month period) in effect at Closing, or immediately prior to the Release, whichever is greater;

      (A) Notwithstanding the foregoing, the Borrowers may not obtain the Release under this Section 11.4 of any Property or Properties which individually, or in the aggregate (with all Releases since the Closing Date), have an aggregate Allocated Loan Amount of more than thirty percent (30%) of the original principal balance of the Loan except pursuant to a total defeasance;

      (F) The Borrowers shall pay all reasonable out-of-pocket costs and expenses (including, without limitation, title search costs and endorsement premiums and reasonable attorney's fees and disbursements) incurred by Lender, Servicer, and any custodian employed by Lender or Servicer, in connection with the Release; and

      (G) Immediately following such Property Release, each released Property will be owned by a Person other than the Borrowers, except as otherwise permitted in connection with any full or partial defeasance of the Loan in accordance with the terms and conditions of the Note.

Upon satisfaction of the above conditions, Lender shall effectuate the following (hereinafter referred to as a "PROPERTY RELEASE"): the security interest of Lender under the Mortgage and other Loan Documents relating to each released Property shall be released and Lender will execute and deliver any agreements reasonably requested by the Borrowers to release and terminate or reassign, at the Borrowers' option, the Mortgage, the applicable Assignment of Leases, and financing statements as to each released Property; provided, that such release and termination or reassignment shall be without recourse to Lender and without any representation or warranty except that Lender shall be deemed to have represented that such release and termination or reassignment has been duly authorized and that it has not assigned or encumbered the Mortgage or the other Loan Documents relating to any released Property (except as contemplated hereby) and Lender shall return the originals of any Loan Documents that relate solely to each released Property to the Borrowers; provided, further, that upon the release and termination or reassignment of Lender's security interest in the Mortgage relating to a released Property all references herein to the Mortgage relating to such released Property shall be deemed deleted, except as otherwise provided herein with respect to indemnities. In addition, promptly after consummation of any such Property Release and Lender's receipt of the Defeasance Collateral, any and all Reserves designated as applicable to each released Property held by or on behalf of Lender shall be returned to the Borrowers.

SECTION 11.5 RESERVED.

SECTION 11.6 SALE OF BUILDING EQUIPMENT. Notwithstanding anything to the contrary contained herein, provided no Event of Default exists, the Borrowers may Transfer or dispose of building equipment which is being replaced or which is no longer necessary in connection with the operation of the Property free from the lien of the Mortgage, provided that such transfer or disposal will not have a Material Adverse Effect on the value of any individual Property or on the Properties taken as a whole, will not materially impair the utility of any individual Property or the Properties, taken as a whole, and will not result in a reduction or abatement of, or right of offset against, the Rents payable under any Lease, in either case as a result thereof, and provided

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further that any new building equipment acquired by the Borrowers (and not so disposed of) shall be subject to the lien of the Mortgage. Lender shall, from time to time, upon the reasonable request of any Borrower, execute a written instrument in form reasonably satisfactory to Lender to confirm that such building equipment which is to be, or has been, sold or disposed of is free from the lien of the Mortgage.

SECTION 11.7 IMMATERIAL TRANSFERS AND EASEMENTS, ETC. Provided no Event of Default exists, the Borrowers may, without the consent of Lender, (i) make immaterial Transfers of portions of the any Property to Governmental Authorities for dedication for public use, and (ii) grant easements, restrictions, covenants, reservations and rights of way with respect to any Property in the ordinary course of business for access, water and sewer lines, telephone and telegraph lines, electric lines or other utilities or for other similar purposes, provided that no such transfer, conveyance or encumbrance set forth in the foregoing clauses (i) and (ii) shall materially impair the utility and operation of such Property or have a Material Adverse Effect on the value of such Property taken as a whole. In connection with any Transfer permitted pursuant to this Section 11.7, Lender shall execute and deliver any instrument reasonably necessary or appropriate, in the case of the Transfers referred to in clause (i) above, to release the portion of such Property affected by such transfer from the lien of the applicable Mortgage or to subordinate the applicable Mortgage to any such easement, restriction, covenant, reservation or right of way within ten (10) days of Lender's receipt of the following:

      (A) ten (10) days prior written notice thereof.

      (B) a copy of the instrument or instruments of transfer.

      (C) an officer's certificate given by the Borrowers stating that such transfer does not materially impair the utility and operation of the Property, materially reduce the value of the Property or have a Material Adverse Effect.

      (D) reimbursement of all of Lender's reasonable, out-of-pocket costs and expenses incurred in connection with such Transfer.

                                   ARTICLE XII
                        RECOURSE; LIMITATIONS ON RECOURSE

SECTION 12.1 LIMITATIONS ON RECOURSE. Subject to the provisions of this Article, and notwithstanding any provision of the Loan Documents other than this Article, the personal liability of the Borrowers to pay any and all Obligations including but not limited to the principal of and interest on the debt evidenced by the Note and any other agreement evidencing the Borrowers' obligations under the Note shall be limited to (i) the Properties, (ii) the rents, profits, issues, products and income of the Properties, and (iii) any other Collateral.

Notwithstanding anything to the contrary in this Loan Agreement, the Mortgages or any of the Loan Documents, Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the Obligations secured by the Mortgages or to require that all collateral shall continue to secure all of the Obligations owing to Lender in accordance with the Loan Documents.

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SECTION 12.2 PARTIAL RECOURSE; FULL RECOURSE. Notwithstanding Section 12.1, the
Borrowers (but not their members, partners (other than the General Partners), employees, shareholders agents, directors or officers (the "EXCULPATED PARTIES")) and Guarantor shall be personally liable to the extent of any liability, loss, damage, cost or expense (including, without limitation, reasonable attorneys' fees and expenses) suffered or incurred by Lender resulting from any and all of the following: (i) fraud of any of the Borrower Parties or their agents or employees; (ii) any material misrepresentation made by the Borrowers or any Borrower Party in this Loan Agreement or any other Loan Document; (iii) insurance proceeds, condemnation awards, or other sums or payments attributable to the Properties which are not applied in accordance with the provisions of the Loan Documents; (iv) all rents, profits, issues, products and income of the Properties received or collected by or on behalf of the Borrowers or any Borrower Party or Manager and not deposited into the Deposit Account in accordance with Article VII and the Cash Management Agreement; (v) failure to turn over to Lender, after an Event of Default, or misappropriation of any tenant security deposits or rents collected in advance (other than by Lender or Servicer); (vi) failure to notify Lender of any change in the principal place of business address of the Borrowers or of any change in the name of any of the Borrowers or if any of the Borrowers takes any other action which could make the information set forth in the Financing Statements relating to the Loan materially misleading; (vii) failure by the Borrowers, or any indemnitor or guarantor to comply with the covenants, obligations, liabilities, warranties and representations contained in the Environmental Indemnity or otherwise pertaining to environmental matters; (viii) material waste with respect to any of the Properties; (ix) all liabilities and expenses under the indemnification provisions of Section 10.3; (x) any uncured default under
Section 11.1; (xi) any material uncured default under Article IX; and (xii) any distributions made in violation of Section 5.28 (to the extent of any such distribution) including amounts improperly paid or distributed, directly or indirectly, by Manager in circumvention of such restrictions. Notwithstanding the preceding sentence or Section 12.1, the Loan shall be fully recourse to the Borrowers and Guarantor upon the happening of any of the following: (i) any Borrower Party's defense of any efforts by Lender to collect or enforce the Obligations following maturity of the Loan or acceleration of the Loan on account of an Event of Default under Section 8.1(A), or any other defense of any efforts by Lender to collect or enforce the Obligations without a good faith basis following any other Event of Default, and (ii) any condition or event described in any of Subsections 8.1(G), 8.1(H), or 8.1(I) (except that the Borrowers and Guarantor shall not be liable under this Section 12.2 in connection with any Involuntary Borrower Bankruptcy unless such involuntary proceeding is solicited, procured, consented to or acquiesced in by any Borrower, Guarantor or any Affiliate of either of them or any Involuntary Borrower Bankruptcy caused by Mezzanine Lender following the exercise by Mezzanine Lender of its rights under the Mezzanine Loan Documents).

SECTION 12.3 MISCELLANEOUS. No provision of this Article shall (i) affect the enforcement of the Environmental Indemnity, the Guaranty or any guaranty or similar agreement executed in connection with the Loan, (ii) release or reduce the debt evidenced by the Note, (iii) impair the lien of any of the Mortgages or any other security document, (iv) impair the rights of Lender to enforce any provisions of the Loan Documents, or (v) limit Lender's ability to obtain a deficiency judgment or judgment on the Note or otherwise against any Borrower Party but not any Exculpated Party to the extent necessary to obtain any amount for which such Borrower Party may be liable in accordance with this Article or any other Loan Document.

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                                  ARTICLE XIII
                 WAIVERS OF DEFENSES OF GUARANTORS AND SURETIES

SECTION 13.1 WAIVERS. To the extent that any of the Borrowers (in this Article, a "WAIVING PARTY") is deemed for any reason to be a guarantor or surety of or for any other Borrower Party or Affiliate or to have rights or obligations in the nature of the rights or obligations of a guarantor or surety (whether by reason of execution of a guaranty, provision of security for the obligations of another, or otherwise) then this Article shall apply. This Article shall not affect the rights of the Waiving Party other than to waive or limit rights and defenses that Waiving Party would have (i) in its capacity as a guarantor or surety or (ii) in its capacity as one having rights or obligations in the nature of a guarantor or surety.

      Waiving Party hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of any of the other Borrower Parties, protest or notice with respect to any of the obligations of any of the other Borrower Parties, setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance, the benefits of all statutes of limitation, and all other demands whatsoever (and shall not require that the same be made on any of the other Borrower Parties as a condition precedent to the obligations of Waiving Party), and covenants that the Loan Documents will not be discharged, except by complete payment and performance of the obligations evidenced and secured thereby, except only as limited by the express contractual provisions of the Loan Documents. Waiving Party further waives all notices that the principal amount, or any portion thereof, and/or any interest on any instrument or document evidencing all or any part of the obligations of any of the other Borrower Parties to Lender is due, notices of any and all proceedings to collect from any of the other Borrower Parties or any endorser or any other guarantor of all or any part of their obligations, or from any other person or entity, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or collateral given to Lender to secure payment of all or any part of the obligations of any of the other Borrower Parties.

      Except only to the extent provided otherwise in the express contractual provisions of the Loan Documents, Waiving Party hereby agrees that all of its obligations under the Loan Documents shall remain in full force and effect, without defense, offset or counterclaim of any kind, notwithstanding that any right of Waiving Party against any of the other Borrower Parties or defense of Waiving Party against Lender may be impaired, destroyed, or otherwise affected by reason of any action or inaction on the part of Lender. Waiving Party waives all rights and defenses arising out of an election of remedies by the Lender, even though that election of remedies, may have destroyed the Waiving Party's rights of subrogation and reimbursement against the other Borrower Parties.

      Lender is hereby authorized, without notice or demand, from time to time,
(a) to renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, all or any part of the obligations of any of the other Borrower Parties; (b) to accept partial payments on all or any part of the obligations of any of the other Borrower Parties; (c) to take and hold security or collateral for the payment of all or any part of the obligations of any of the other Borrower Parties; (d) to exchange, enforce, waive and release any such security or collateral for such obligations; (e) to apply such security or collateral and direct the order or manner of sale

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thereof as in its discretion it may determine; (f) to settle, release, exchange, enforce, waive, compromise or collect or otherwise liquidate all or any part of such obligations and any security or collateral for such obligations. Any of the foregoing may be done in any manner, and Waiving Party agrees that the same shall not affect or impair the obligations of Waiving Party under the Loan Documents.

      Waiving Party hereby assumes responsibility for keeping itself informed of the financial condition of all of the other Borrower Parties and any and all endorsers and/or other guarantors of all or any part of the obligations of the other Borrower Parties, and of all other circumstances bearing upon the risk of nonpayment of such obligations, and Waiving Party hereby agrees that Lender shall have no duty to advise Waiving Party of information known to it regarding such condition or any such circumstances.

      Waiving Party agrees that neither Lender nor any person or entity acting for or on behalf of Lender shall be under any obligation to marshal any assets in favor of Waiving Party or against or in payment of any or all of the obligations secured hereby. Waiving Party further agrees that, to the extent that any of the other Borrower Parties or any other guarantor of all or any part of the obligations of the other Borrower Parties makes a payment or payments to Lender, or Lender receives any proceeds of collateral for any of the obligations of the other Borrower Parties, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid or refunded, then, to the extent of such payment or repayment, the part of such obligations which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payment, reduction or satisfaction.

      Waiving Party (i) shall have no right of subrogation with respect to the obligations of the other Borrower Parties; (ii) waives any right to enforce any remedy that Lender now has or may hereafter have against any of the other Borrower Parties any endorser or any guarantor of all or any part of such obligations or any other person; and (iii) waives any benefit of, and any right to participate in, any security or collateral given to Lender to secure the payment or performance of all or any part of such obligations or any other liability of the other parties to Lender.

      Waiving Party agrees that any and all claims that it may have against any of the other Borrower Parties, any endorser or any other guarantor of all or any part of the obligations of the other Borrower Parties, or against any of their respective properties, shall be subordinate and subject in right of payment to the prior payment in full of all obligations secured hereby. Notwithstanding any right of any of the Waiving Party to ask, demand, sue for, take or receive any payment from the other Borrower Parties, all rights, liens and security interests of Waiving Party, whether now or hereafter arising and howsoever existing, in any assets of any of the other Borrower Parties (whether constituting part of the security or collateral given to Lender to secure payment of all or any part of the obligations of the other Borrower Parties or otherwise) shall be and hereby are subordinated to the rights of Lender in those assets.

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                                   ARTICLE XIV
                                  MISCELLANEOUS

SECTION 14.1 EXPENSES AND ATTORNEYS' FEES. Whether or not the transactions contemplated hereby shall be consummated, the Borrowers agree to promptly pay all reasonable fees, costs and expenses incurred by Lender in connection with any matters contemplated by or arising out of this Loan Agreement, including the following, and all such fees, costs and expenses shall be part of the Obligations, payable on demand: (A) reasonable fees, costs and expenses (including reasonable attorneys' fees, and other professionals retained by Lender) incurred in connection with the examination, review, due diligence investigation, documentation and closing of the financing arrangements evidenced by the Loan Documents; (B) subject to Section 10.2, reasonable fees, costs and expenses (including reasonable attorneys' fees and other professionals retained by Lender) incurred in connection with the administration of the Loan Documents and the Loan and any amendments, modifications and waivers relating thereto; (C) subject to Section 10.2, reasonable fees, costs and expenses (including reasonable attorneys' fees) incurred in connection with the review, documentation, negotiation, closing and administration of any subordination or intercreditor agreements; and (D) reasonable fees, costs and expenses (including reasonable attorneys' fees and fees of other professionals retained by Lender) incurred in any action to enforce or interpret this Loan Agreement or the other Loan Documents or to collect any payments due from the Borrowers under this Loan Agreement, the Note or any other Loan Document or incurred in connection with any refinancing or restructuring of the credit arrangements provided under this Loan Agreement, whether in the nature of a "workout" or in connection with any insolvency or bankruptcy proceedings or otherwise. Any costs and expenses due and payable to Lender after the Closing Date may be paid to Lender pursuant to the Cash Management Agreement.

SECTION 14.2 INDEMNITY. In addition to the payment of expenses as required elsewhere herein, whether or not the transactions contemplated hereby shall be consummated, the Borrowers agree to indemnify, defend, protect, pay and hold Lender, Servicer and their successors and assigns (including, without limitation, the trustee and/or the trust under any trust agreement executed in connection with any Securitization backed in whole or in part by the Loan and any other Person which may hereafter be the holder of the Note or any interest therein), and the officers, directors, stockholders, partners, members, employees, agents, Affiliates and attorneys of Lender and such successors and assigns (collectively called the "INDEMNITEES") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, Tax Liabilities, broker's or finders fees, reasonable costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of outside counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) that are imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of (A) the negotiation, execution, delivery, performance, administration, ownership, or enforcement of any of the Loan Documents; (B) any of the transactions contemplated by the Loan Documents; (C) any breach by the Borrowers of any material representation, warranty, covenant, or other agreement contained in any of the Loan Documents;
(D) Lender's agreement to make the Loan hereunder; (E) any claim brought by any third party arising out of any condition or occurrence at or pertaining to the Properties; (F) any design, construction, operation, repair, maintenance, use, non-use or condition of the Properties or Improvements, including

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claims or penalties arising from violation of any applicable laws or insurance requirements, as well as any claim based on any patent or latent defect, whether or not discoverable by Lender; (G) any performance of any labor or services or the furnishing of any materials or other property in respect of the Properties or any part thereof; (H) any contest referred to in Section 5.3(B) hereof; (I) any obligation or undertaking relating to the performance or discharge of any of the terms, covenants and conditions of the landlord contained in the Leases; or
(J) the use or intended use of the proceeds of any of the Loan (the foregoing liabilities herein collectively referred to as the "INDEMNIFIED LIABILITIES"); provided that the Borrowers shall not have an obligation to an Indemnitee hereunder with respect to Indemnified Liabilities arising from the fraud, gross negligence or willful misconduct of such Indemnitee as determined by a court of competent jurisdiction. The obligations and liabilities of the Borrowers under this Section 14.2 shall survive the term of the Loan and the exercise by Lender of any of its rights or remedies under the Loan Documents, including the acquisition of the Properties by foreclosure or a conveyance in lieu of foreclosure.

SECTION 14.3 AMENDMENTS AND WAIVERS. Except as otherwise provided herein, no amendment, modification, termination or waiver of any provision of this Loan Agreement, the Note or any other Loan Document, or consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender and any other party to be charged. Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on the Borrowers in any case shall entitle the Borrowers or other Person to any other or further notice or demand in similar or other circumstances.

SECTION 14.4 RETENTION OF THE BORROWERS' DOCUMENTS. Lender may, in accordance with Lender's customary practices, destroy or otherwise dispose of all documents, schedules, invoices or other papers, delivered by the Borrowers to Lender (other than the Note) unless the Borrowers request in writing that same be returned. Upon such request and at the Borrowers' expense, Lender shall return such papers when Lender's actual or anticipated need for same has terminated.

SECTION 14.5 NOTICES. Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given shall be in writing and addressed to the respective party as set forth below. Notices shall be effective
(i) three (3) days after the date such notice is mailed, (ii) on the next Business Day if sent by a nationally recognized overnight courier service, (iii) on the date of delivery by personal delivery and (iv) on the date of transmission if sent by telefax during business hours on a Business Day (otherwise on the next Business Day).

Notices shall be addressed as follows:

If to the Borrowers or any Borrower Party:

c/o Lodgian
3445 Peachtree Road NE
Suite 700
Atlanta, Georgia 30326

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Attention: General Counsel
Facsimile: (404) 364-0088

With a copy to:

Morris, Manning & Martin, LLP
3343 Peachtree Rd., NE
1600 Atlanta Financial Center
Atlanta, Georgia 30326
Attention: Thomas Gryboski, Esq.
Facsimile: (404) 365-9532

If to Lender:

Merrill Lynch Mortgage Lending, Inc.
Four World Financial Center
New York, New York 10080
Attention: Robert Spinna
Facsimile: (212) 449-7684

With a copy to:

Sidley Austin Brown & Wood LLP
787 Seventh Avenue
New York, New York 10019
Attn: Robert L. Boyd, Esq.
Facsimile: (212) 839-5599

Any party may change the address at which it is to receive notices to another address in the United States at which business is conducted (and not a post-office box or other similar receptacle), by giving notice of such change of address in accordance with the foregoing. This provision shall not invalidate or impose additional requirements for the delivery or effectiveness of any notice
(i) given in accordance with applicable statutes or rules of court, or (ii) by service of process in accordance with applicable law. If there is any assignment or transfer of Lender's interest in the Loan, then the new Lenders may give notice to the parties in accordance with this Section, specifying the addresses at which the new Lenders shall receive notice, and they shall be entitled to notice at such address in accordance with this Section.

SECTION 14.6 SURVIVAL OF WARRANTIES AND CERTAIN AGREEMENTS. All agreements, representations and warranties made herein shall survive the execution and delivery of this Loan Agreement, the making of the Loan hereunder and the execution and delivery of the Note. Notwithstanding anything in this Loan Agreement or implied by law to the contrary, the agreements of the Borrowers to indemnify or release Lender or Persons related to Lender, or to pay Lender's costs, expenses, or taxes shall survive the payment of the Loan and the termination of this Loan Agreement.

SECTION 14.7 FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of Lender in the exercise of any power, right or privilege hereunder or under the Note

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or any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Loan Agreement, the Note and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 14.8 MARSHALING; PAYMENTS SET ASIDE. Lender shall not be under any obligation to marshal any assets in favor of any Person or against or in payment of any or all of the Obligations. To the extent that any Person makes a payment or payments to Lender, or Lender enforces its remedies or exercises its rights of set off, and such payment or payments or the proceeds of such enforcement or set off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the Obligations or part thereof originally intended to be satisfied, and all Liens, if any, and rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set off had not occurred.

SECTION 14.9 SEVERABILITY. The invalidity, illegality or unenforceability in any jurisdiction of any provision in or obligation under this Loan Agreement, the Note or other Loan Documents shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Loan Agreement, the Note or other Loan Documents or of such provision or obligation in any other jurisdiction.

SECTION 14.10 HEADINGS. Section and subsection headings in this Loan Agreement are included herein for convenience of reference only and shall not constitute a part of this Loan Agreement for any other purpose or be given any substantive effect.

SECTION 14.11 APPLICABLE LAW. THIS LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS WERE NEGOTIATED IN THE STATE OF NEW YORK, AND EXECUTED AND DELIVERED IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE LOAN WERE DISBURSED FROM NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT TO EACH MORTGAGE AND EACH ASSIGNMENT OF LEASES SHALL BE GOVERNED BY THE LAWS OF THE STATE WHERE THE APPLICABLE PROPERTY IS LOCATED AND EXCEPT THAT THE SECURITY INTERESTS IN ACCOUNT COLLATERAL SHALL BE GOVERNED BY THE

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LAWS OF THE STATE OF NEW YORK OR THE STATE WHERE THE SAME IS HELD, AT THE OPTION
OF LENDER.

SECTION 14.12 SUCCESSORS AND ASSIGNS. This Loan Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns except that the Borrowers may not assign their rights or obligations hereunder or under any of the other Loan Documents except as expressly provided in Article XI.

SECTION 14.13 SOPHISTICATED PARTIES, REASONABLE TERMS, NO FIDUCIARY RELATIONSHIP. The Borrowers, on behalf of themselves and all Borrower Parties, represent, warrant and acknowledge that (i) they are sophisticated real estate investors, familiar with transactions of this kind, and (ii) they have entered into this Loan Agreement and the other Loan Documents after conducting their own assessment of the alternatives available to them in the market, and after lengthy negotiations in which they have been represented by legal counsel of their choice. The Borrowers, on behalf of themselves and all Borrower Parties, also acknowledge and agree that the rights of Lender under this Loan Agreement and the other Loan Documents are reasonable and appropriate, taking into consideration all of the facts and circumstances including without limitation the quantity of the Loan, the nature of the Properties, and the risks incurred by Lender in this transaction. No provision in this Loan Agreement or in any of the other Loan Documents and no course of dealing between the parties shall be deemed to create (i) any partnership or joint venture between Lender and the Borrowers or any other Person, or (ii) any fiduciary or similar duty by Lender to the Borrowers or any other Person. The relationship between Lender and the Borrowers is exclusively the relationship of a creditor and a debtor, and all relationships between Lender and any other Borrower are ancillary to such creditor/debtor relationship.

SECTION 14.14 REASONABLENESS OF DETERMINATIONS. In any instance where any consent, approval, determination or other action by Lender is, pursuant to the Loan Documents or applicable law, required to be done reasonably or required not to be unreasonably withheld, then Lender's action shall be presumed to be reasonable, and the Borrowers shall bear the burden of proof of showing that the same was not reasonable. In the event that a claim or adjudication is made that Lender or its agents have acted unreasonably or unreasonably delayed acting in any case where, by law or under this Loan Agreement or the other Loan Documents, Lender or such agent, as the case may be, has an obligation to act reasonably or promptly, neither Lender nor its agents shall be liable for any monetary damages, and the Borrowers' sole remedy shall be limited to commencing an action seeking injunctive relief or declaratory judgment. Any action or proceeding to determine whether Lender has acted reasonably shall be determined by an action seeking declaratory judgment.

SECTION 14.15 LIMITATION OF LIABILITY. Neither Lender, nor any Affiliate, officer, director, employee, attorney, or agent of Lender, shall have any liability with respect to, and each of the Borrowers hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by the Borrower Parties in connection with, arising out of, or in any way related to, this Loan Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Loan Agreement or any of the other Loan Documents, other than the gross negligence or willful misconduct of Lender. Each of the Borrowers hereby waives, releases, and agrees not to sue Lender or any of Lender's Affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Loan Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Loan Agreement or any of the transactions contemplated hereby, except to the extent the same is caused by the gross negligence or willful misconduct of Lender.

SECTION 14.16 NO DUTY. All attorneys, accountants, appraisers, and other professional Persons and consultants retained by Lender shall have the right to act exclusively in the interest of Lender and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to any of the Borrowers or Affiliates thereof, or any other Person.

SECTION 14.17 ENTIRE AGREEMENT. This Loan Agreement, the Note, and the other Loan Documents referred to herein embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties to the Loan Documents.

SECTION 14.18 CONSTRUCTION; SUPREMACY OF LOAN AGREEMENT. The Borrowers and Lender acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Loan Agreement and the other Loan Documents with its legal counsel and that this Loan Agreement and the other Loan Documents shall be construed as if jointly drafted by the Borrowers and Lender. If any term, condition or provision of this Loan Agreement shall be inconsistent with any term, condition or provision of any other Loan Document, then this Loan Agreement shall control.

SECTION 14.19 CONSENT TO JURISDICTION. EACH OF THE BORROWERS HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK OR WITHIN THE COUNTY AND STATE IN WHICH THE PROPERTY IS LOCATED AND IRREVOCABLY AGREES THAT, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. EACH OF THE BORROWERS ACCEPTS FOR ITSELF AND IN CONNECTION WITH THE PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, THE NOTE, SUCH OTHER LOAN DOCUMENTS OR SUCH OBLIGATION. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF LENDER TO BRING PROCEEDINGS AGAINST ANY BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.

SECTION 14.20 WAIVER OF JURY TRIAL. EACH OF THE BORROWERS AND LENDER HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS LOAN AGREEMENT, ANY OF THE LOAN DOCUMENTS, OR ANY DEALINGS BETWEEN

ANY BORROWER PARTY AND LENDER RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION AND THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. EACH OF THE BORROWER PARTIES AND LENDER ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF IT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH OF THE BORROWERS AND LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS LOAN AGREEMENT, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS LOAN AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THE FUTURE. EACH OF THE BORROWERS AND LENDER FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS LOAN AGREEMENT, THE LOAN DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOAN. IN THE EVENT OF LITIGATION, THIS LOAN AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

SECTION 14.21 COUNTERPARTS; EFFECTIVENESS. This Loan Agreement and other Loan Documents and any amendments or supplements thereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument. This Loan Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

SECTION 14.22 SERVICER. Lender shall have the right from time to time to designate and appoint a Servicer and special servicer, and to change or replace any Servicer or special servicer. Provided that the Borrowers have been notified of such Servicer's role, all rights of the Lender hereunder may be exercised by Servicer on behalf of Lender and provided the Borrowers shall not be required to deal with more than one such servicing entity at any time. Lender shall notify the Borrowers in writing as to the identity of the Servicer and any special servicer.

SECTION 14.23 OBLIGATIONS OF BORROWER PARTIES. The Borrower Parties other than the Borrowers are parties to this Loan Agreement only with regard to the representations, warranties, and covenants specifically applicable to them.

SECTION 14.24 ADDITIONAL INSPECTIONS; REPORTS. Notwithstanding anything contained in this Loan Agreement to the contrary, if for any reason whatsoever Lender suspects that any conditions exist or may exist at any Property which might have a Material Adverse Effect,

Lender shall have the right, at the Borrowers' sole reasonable cost and expense, to cause such inspections and reports to be prepared and performed with respect to any Property as Lender shall reasonably determine.

                        [signatures follow on next page]

            IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Loan Agreement as of the date first written above.

                                BORROWERS:

                                MINNEAPOLIS MOTEL ENTERPRISES, INC.
                                LODGIAN AMI, INC.
                                LODGIAN HOTELS FIXED III, LLC

                                By: /s/ Daniel E. Ellis
                                    --------------------------------------------
                                        Name:  Daniel E. Ellis
                                        Title: Vice President and Secretary, or
                                        Authorized Signatory for each of the
                                        entities listed above

                                SERVICO CENTRE ASSOCIATES, LTD.

                                By: Servico Palm Beach General Partner SPE,
                                    Inc., its general partner

                                By: /s/ Daniel E. Ellis
                                    --------------------------------------------
                                        Name:  Daniel E. Ellis
                                        Title: Vice President and Secretary

                                LENDER:

                                MERRILL LYNCH MORTGAGE LENDING, INC.

                                By: /s/ Robert Spinna
                                    --------------------------------------------
                                        Name: Robert Spinna
                                        Title: Vice President

Loan Agreement (FX #3)

                         LIST OF EXHIBITS AND SCHEDULES

Exhibit A              -   Properties
Exhibit B              -   Environmental Reports
Exhibit C              -   Franchise Agreements
Exhibit D              -   Allocated Loan Amounts/Aggregate Allocated Loan
                           Amounts
Exhibit E              -   Management Agreements
Exhibit F              -   [Reserved]
Exhibit G              -   Property Improvement Plans
Exhibit H              -   [Reserved]
Exhibit I              -   Acceptable Franchisors
Exhibit J              -   Property Condition Reports
Exhibit K              -   Zoning Reports
Exhibit L              -   Certificate Re: Work Reserves

Schedule 1             -   Borrowers
Schedule 2.4           -   Scheduled Mortgage Principal Payments
Schedule 2.12(G)       -   Crossed Loans/Crossed Borrowers
Schedule 3.1(A)        -   List of Loan Documents
Schedule 4.1(C)        -   Organizational Chart for Borrower Parties
Schedule 4.2           -   Consents
Schedule 4.5           -   Condemnation Proceedings
Schedule 4.5(A)        -   Rights to Purchase/Rights of First Offer
Schedule 4.7(B)        -   Rent Roll
Schedule 4.7(E)        -   Franchise Defaults
Schedule 4.9           -   Litigation
Schedule 4.14              ERISA Plans
Schedule 4.20          -   Insurance
Schedule 4.28          -   Collective Bargaining Agreements
Schedule 4.29          -   Condominium Property Documents
Schedule 4.30          -   Ground Leases
Schedule 5.14          -   Material Agreements
Schedule 6.5           -   Required Capital Improvements
Schedule 6.6           -   Environmental Work/O&M Plans
Schedule 6.7           -   Reserve Funding Condition

                         List of Exhibits and Schedules

Loan Agreement (FX #3)

                                    EXHIBIT A

                                   PROPERTIES

1.    Courtyard by Marriott, 1001 McClain Rd., Bentonville, AR

2.    Crowne Plaza, 1601 Belvedere Road, West Palm Beach, FL

3.    Courtyard by Marriott, 46 Cavalier Blvd., Florence, KY

4.    Holiday Inn, 301 W. Lombard St., Baltimore, Inner Harbor, MD

5.    Holiday Inn, 6323 Ritchie Highway, Glen Burnie, MD

6.    Holiday Inn, 1000 Cromwell Bridge Rd., Towson (Cromwell Bridge), MD

7.    Holiday Inn, 1201 West Country Rd. East, St. Paul, MN

8.    Fairfield Inn, 4 Amherst Rd., Merrimack, NH

9.    Holiday Inn Sunspree, 1601 No. Ocean Blvd., Myrtle Beach (Surfside Beach),
      SC

                                    Exhibit A

Loan Agreement (FX #3)

                                    EXHIBIT B

                              ENVIRONMENTAL REPORTS

           LODGIAN   LOCATION
 ML CODE    CODE       CODE             PROPERTY NAME                  ADDRESS                  CITY          STATE
--------   -------   --------           -------------                  -------                  ----          -----
FIXED RATE LOAN #3
   19        har     1765 Holiday Inn - Baltimore                301 W. Lombard St.         Baltimore          MD
    8        wpb     1108 Crowne Plaza - West Palm Beach         1601 Belvedere Rd.         West Palm Beach    FL
   20        gln     1770 Holiday Inn - Glen Burnie              323 Ritchie Highway        Glen Burnie        MD
    5        ben     505  Courtyard by Marriott - Bentonville    1001 McClain Rd.           Bentonville        AR
   23        crb     1780 Holiday Inn - Towson                   1100 Cromwell Bridge Rd.   Towson             MD
   25        stp     1910 Holiday Inn - St. Paul                 1201 West Country Rd. E    St. Paul           MN
   45        myr     4040 Holiday Inn SunSpree - Surfside Beach  1601 N. Ocean Blvd.        Surfside Beach     SC
   55        mmk     2828 Marriott Fairfield Inn - Merrimack     4 Amherst Road             Merrimack          NH
   27        flo     2035 Courtyard by Marriott - Florence       46 Cavalier Blvd.          Florence           KY

           LODGIAN                                                                                     PROJECT OR
 ML CODE    CODE                       REPORT                      ASSESSMENT FIRM      REPORT DATE    JOB NUMBER
--------   -------                     ------                      ---------------      ------------   ----------
FIXED RATE LOAN #3
   19        har     Phase I Environmental Site Assessment Report   EMG                 May 20, 2004     116616
    8        wpb     Phase I Environmental Site Assessment Report   EMG                 May 22, 2004     116589
   20        gln     Phase I Environmental Site Assessment Report   EMG                 May 20, 2004     116622
    5        ben     Phase I Environmental Site Assessment Report   EMG                 May 24, 2004     116572
   23        crb     Phase I Environmental Site Assessment Report   EMG                 May 22, 2004     116626
   25        stp     Phase I Environmental Site Assessment Report   EMG                 May 24, 2004     116634
   45        myr     Phase I Environmental Site Assessment Report   EMG                 May 21, 2004     116667
   55        mmk     Phase I Environmental Site Assessment Report   Building            May 6, 2004    04-116/skt
                                                                    Evaluation
                                                                    Services &
                                                                    Technology
   27        flo     Phase I Environmental Site Assessment Report   EMG                 May 20, 2004     116606

                                    Exhibit B

Loan Agreement (FX #3)

                                    EXHIBIT C

                              FRANCHISE AGREEMENTS

               PROPERTY                                                                   AGREEMENT
                 NAME                   STATE                 FRANCHISOR                     DATE
               --------                 -----                 ----------                  ---------
Holiday Inn - Baltimore                  MD             Intercontinental Hotel Group        5/28/98
Crowne Plaza - West Palm Beach           FL             Intercontinental Hotel Group         6/9/95
Holiday Inn - Glen Burnie                MD             Intercontinental Hotel Group        5/28/98
Courtyard by Marriott - Bentonville      AR                                 Marriott        1/15/96
Holiday Inn - Towson                     MD             Intercontinental Hotel Group        5/28/98
Holiday Inn - St. Paul                   MN             Intercontinental Hotel Group        6/21/94
Holiday Inn SunSpree - Surfside Beach    SC             Intercontinental Hotel Group        2/11/98

Fairfield Inn - Merrimack                NH                                 Marriott        4/28/95
Courtyard by Marriott - Florence         KY                                 Marriott        9/22/95

                                    Exhibit C

Loan Agreement (FX #3)

                                    EXHIBIT D

             ALLOCATED LOAN AMOUNTS/AGGREGATE ALLOCATED LOAN AMOUNTS

           LODGIAN LOCATION
 ML CODE    CODE     CODE               LEGAL ENTITY                  PROPERTY NAME                ADDRESS            CITY     STATE
--------   ------- -------              ------------                  -------------                -------            ----     -----
FIXED RATE LOAN #3
    19       har     1765   Lodgian AMI, Inc.                    Holiday Inn - Baltimore    301 W. Lombard St.    Baltimore      MD
    8        wpb     1108   Servico Centre Associates, Ltd.      Crowne Plaza - West        1601 Belvedere Rd.    West Palm      FL
                                                                 Palm Beach                                       Beach
    20       gln     1770   Lodgian AMI, Inc.                    Holiday Inn - Glen Burnie  6323 Ritchie Highway  Glen Burnie    MD

    5        ben     505    Lodgian Hotels Fixed III, LLC        Courtyard by Marriott -    1001 McClain Rd.      Bentonville    AR
                                                                 Bentonville
    23       crb     1780   Lodgian Hotels Fixed III, LLC        Holiday Inn - Towson       1100 Cromwell Bridge  Towson         MD
                                                                                            Rd.
    25       stp     1910   Minneapolis Motel Enterprises, Inc.  Holiday Inn - St. Paul     1201 West Country     St. Paul       MN
                                                                                            Rd. E
    45       myr     4040   Lodgian Hotels Fixed III, LLC        Holiday Inn SunSpree -     1601 N. Ocean Blvd.   Surfside       SC
                                                                 Surfside Beach                                   Beach
    55       mmk     2828   Lodgian Hotels Fixed III, LLC        Marriott Fairfield Inn     4 Amherst Road        Merrimack      NH
                                                                 - Merrimack
    27       flo     2035   Lodgian Hotels Fixed III, LLC        Courtyard by Marriott -    46 Cavalier Blvd.     Florence       KY
                                                                 Florence
                                                                 SUBTOTAL
                                                                                ALLOCATED      AGGREGATE
           LODGIAN LOCATION                                       ALLOCATED     MEZZANINE      ALLOCATED
 ML CODE    CODE     CODE               LEGAL ENTITY             LOAN AMOUNT   LOAN AMOUNT    LOAN AMOUNT
--------   ------- -------              ------------             -----------   -----------    -----------
FIXED RATE LOAN #3
    19       har     1765   Lodgian AMI, Inc.                    $26,360,000        $0        $26,360,000
    8        wpb     1108   Servico Centre Associates, Ltd.      $12,450,000        $0        $12,450,000

    20       gln     1770   Lodgian AMI, Inc.                    $ 5,625,000        $0        $ 5,625,000

    5        ben     505    Lodgian Hotels Fixed III, LLC        $ 5,362,500        $0        $ 5,362,500

    23       crb     1780   Lodgian Hotels Fixed III, LLC        $ 5,175,000        $0        $ 5,175,000

    25       stp     1910   Minneapolis Motel Enterprises, Inc.  $ 4,264,000        $0        $ 4,264,000

    45       myr     4040   Lodgian Hotels Fixed III, LLC        $ 2,772,000        $0        $ 2,772,000

    55       mmk     2828   Lodgian Hotels Fixed III, LLC        $ 1,960,000        $0        $ 1,960,000

    27       flo     2035   Lodgian Hotels Fixed III, LLC        $ 2,850,000        $0        $ 2,850,000

                                                                 $66,818,500        $0        $66,818,500

                                    Exhibit D

Loan Agreement (FX #3)

                                    EXHIBIT E

                              MANAGEMENT AGREEMENTS

1. Management Agreement, dated on or about June 23, 2004, between Lodgian Management Corp., as manager, and Lodgian Hotels Fixed III, LLC, as owner, re: Holiday Inn, Cromwell Bridge, MD.

2. Management Agreement, dated on or about June 23, 2004, between Lodgian Management Corp., as manager, and Lodgian Hotels Fixed III, LLC, as owner, re: Courtyard by Marriott, Florence, KY.

3. Management Agreement, dated on or about June 23, 2004, between Lodgian Management Corp., as manager, and Lodgian Hotels Fixed III, LLC, as owner, re: Courtyard by Marriott, Bentonville, AR.

4. Management Agreement, dated on or about June 23, 2004, between Lodgian Management Corp., as manager, and Lodgian Hotels Fixed III, LLC, as owner, re: Holiday Inn, Myrtle Beach, SC.

5. Management Agreement, dated on or about June 23, 2004, between Lodgian Management Corp., as manager, and Lodgian AMI, Inc., as owner, re: Holiday Inn, Inner Harbor, Baltimore, MD.

6. Management Agreement, dated on or about June 23, 2004, between Lodgian Management Corp., as manager, and Lodgian AMI, Inc., as owner, re: Holiday Inn, Glen Burnie, MD.

7. Management Agreement, dated on or about June 23, 2004, between Lodgian Management Corp., as manager, and Lodgian Hotels Fixed III, LLC, as owner, re: Fairfield Inn, Merrimack, NH.

8. Management Agreement, dated on or about June 23, 2004, between Lodgian Management Corp., as manager, and Minneapolis Motel Enterprises, Inc., as owner, re: Holiday Inn, St. Paul, MN.

9. Management Agreement, dated on or about June 23, 2004, between Lodgian Management Corp., as manager, and Servico Centre Associates, Ltd., as owner, re: Crowne Plaza, West Palm Beach, FL.

                                    Exhibit E

Loan Agreement (FX #3)

                                    EXHIBIT F

                                   [RESERVED]

                                    Exhibit F

Loan Agreement (FX #3)

                                    EXHIBIT G

                           PROPERTY IMPROVEMENT PLANS

                                      None.

                                    Exhibit G

Loan Agreement (FX #3)

                                    EXHIBIT H

                                   [RESERVED]

                                    Exhibit H

Loan Agreement (FX #3)

                                    EXHIBIT I

                             ACCEPTABLE FRANCHISORS

                                     TIER 1


Six Continents                   Crowne Plaza
Hilton Hotels Corp.              Hilton
Hilton Hotels Corp.              Doubletree
Hilton Hotels Corp.              Homewood Suites
Hilton Hotels Corp.              Hilton Garden Inn
Starwood Hotels & Resorts        Westin
Starwood Hotels & Resorts        Sheraton
Starwood Hotels & Resorts        W
US Franchise Systems, Inc.       Hawthorn
Marriott International, Inc.     Marriott
Marriott International, Inc.     Renaissance
Marriott International, Inc.     Courtyard
Marriott International, Inc.     Residence Inn
Wyndham International            Wyndham Hotel
Carlson Hotels Worldwide         Radisson

                         TIER 2 (WITH FOOD AND BEVERAGE)


Six Continents                   Holiday Inn
Six Continents                   Holiday Inn Select
Six Continents                   Holiday Inn SunSpree Resort
Choice Hotels International      Clarion
Best Western International, Inc. Best Western
Cendant Corporation              Ramada
Starwood Hotels & Resorts        Four Points
Choice Hotels International      Quality
Wyndham International            Wyndham Gardens

                            TIER 3 (WITHOUT FOOD AND
                                    BEVERAGE)

Six Continents                       Holiday Inn Express
Hilton Hotels Corp.                  Hampton Inn
Marriott International, Inc       .  Fairfield
Choice Hotels International          Comfort Inn
Choice Hotels International          Comfort Suites

                                    Exhibit I

Loan Agreement (FX #3)

                                    EXHIBIT J

                           PROPERTY CONDITION REPORTS

          LODGIAN LOCATION
 ML CODE   CODE     CODE        PROPERTY NAME             ADDRESS           CITY      STATE                 REPORT
--------  ------- --------      -------------             -------           ----      -----                 ------
FIXED RATE LOAN #3
    19       har    1765   Holiday Inn - Baltimore  301 W. Lombard St.    Baltimore    MD     Property Condition Assessment
                                                                                              Report
    8        wpb    1108   Crowne Plaza - West      1601 Belvedere Rd.    West Palm    FL     Property Condition Assessment
                           Palm Beach                                     Beach               Report
    20       gln    1770   Holiday Inn - Glen       6323 Ritchie Highway  Glen         MD     Property Condition Assessment
                           Burnie                                         Burnie              Report
    5        ben     505   Courtyard by Marriott -  1001 McClain Rd.      Bentonville  AR     Property Condition Assessment
                           Bentonville                                                        Report
    23       crb    1780   Holiday Inn - Towson     1100 Cromwell Bridge  Towson       MD     Property Condition Assessment
                                                    Rd.                                       Report
    25       stp    1910   Holiday Inn - St. Paul   1201 West Country     St. Paul     MN     Property Condition Assessment
                                                    Rd. E                                     Report
    45       myr    4040   Holiday Inn SunSpree -   1601 N. Ocean Blvd.   Surfside     SC     Property Condition Assessment
                           Surfside Beach                                 Beach               Report
    55       mmk    2828   Marriott Fairfield Inn   4 Amherst Road        Merrimack    NH     Property Condition Assessment
                           - Merrimack                                                        Report
    27       flo    2035   Courtyard by Marriott -  46 Cavalier Blvd.     Florence     KY     Property Condition Assessment
                           Florence                                                          Report

          LODGIAN LOCATION                                                          PROJECT OR JOB
 ML CODE   CODE     CODE        PROPERTY NAME       ASSESSMENT FIRM   REPORT DATE       NUMBER
--------  ------- --------      -------------       ---------------   -----------   --------------
FIXED RATE LOAN #3
    19       har    1765   Holiday Inn - Baltimore    EMG             May 24, 2004     116617
    8        wpb    1108   Crowne Plaza - West        EMG             May 24, 2004     116590
                           Palm Beach
    20       gln    1770   Holiday Inn - Glen         EMG             May 24, 2004     116623
                           Burnie
    5        ben     505   Courtyard by Marriott -    EMG             May 22, 2004     116573
                           Bentonville
    23       crb    1780   Holiday Inn - Towson       EMG             May 24, 2004     116627
    25       stp    1910   Holiday Inn - St. Paul     EMG             May 24, 2004     116635
    45       myr    4040   Holiday Inn SunSpree -     EMG             May 22, 2004     116668
                           Surfside Beach
    55       mmk    2828   Marriott Fairfield Inn     Building        May 6, 2004     04-116/Ec
                           - Merrimack                Evaluation
                                                      Services &
                                                      Technology
    27       flo    2035   Courtyard by Marriott -    EMG             May 20, 2004     116607
                           Florence

                                    Exhibit J

Loan Agreement (FX #3)

                                    EXHIBIT K

                                 ZONING REPORTS*

                                                                                         PZR SITE
                 CHAIN NAME               CITY            ST     DATE OF REPORT           NUMBER
-------------------------------------------------------------------------------------------------
1.           Holiday Inn           Baltimore              MD     4/28/2004                 26434
2.           Crowne Plaza          West Palm Beach        FL     5/7/2004                  26423
3.           Holiday Inn           Glen Burnie            MD     4/28/2004                 26435
4.           Courtyard by          Bentonville            AR     4/26/2004                 26420
             Marriott
5.           Holiday Inn           Towson                 MD     4/28/2004                 26438
                                                                 Revised 5/12/04
6.           Holiday Inn           Arden Hills/St. Paul   MN     4/28/2004                 26440
7.           Courtyard by          Florence               KY     5/5/2004                  26442
             Marriott
8.           Holiday Inn SunSpree  Myrtle Beach           SC     4/30/2004                 26460
9.           Fairfield Inn         Merrimack              NH     5/6/2004                  26470

----------------
* All reports were prepared for Merrill Lynch Mortgage Lending, Inc. by the Planning & Zoning Resource Corporation.

                                    Exhibit K

Loan Agreement (FX #3)

                                    EXHIBIT L

                          CERTIFICATE RE: WORK RESERVES

                            BORROWER'S CERTIFICATION

      THIS CERTIFICATION is made as of __________ by the undersigned (the "Borrowers") to and for the benefit of: (i) the current holder (the "Holder") of Loan No. ________ and ________ (the "Loans"), and (ii)
_________________________, as mortgage servicer on behalf of the Holder (the "Servicer"), in order to induce the Servicer to advance to the Borrower the aggregate sum of $__________ from the _______________ [describe name of reserve account] Reserve, as provided under Section 6.7 the Loan and Security Agreement evidencing the Loan (the "Loan Agreement").

      Capitalized terms used in this Certification that are not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

      The undersigned hereby certifies to the Holder and Servicer as follows:

1. No event, fact or circumstance has occurred or failed to occur which constitutes, or upon the lapse of time, or the giving of notice, or both, could constitute a Default or an Event of Default under the Loan Documents. The Loan Documents remain the valid and legally binding obligations of the undersigned and are fully enforceable in accordance with their terms.

2. The portion of the Work that relates to the subject disbursement request has been delivered or provided to Borrower in a good and workmanlike manner and in accordance with the plans and specifications therefor, if applicable, approved by Lender and in accordance with all legal requirements of governmental authorities having jurisdiction over the Property, or deposits for work or materials that relate to the subject disbursement request have been paid by Borrower, as applicable.

3. All of the statements, invoices, receipts and information delivered in connection with the subject disbursement request are true and correct as of the date hereof, and each person that supplied materials or labor in connection with the Work to be funded by the subject disbursement request has been paid in full to date, or will be paid in full to date upon such disbursement, subject to any applicable retainage. The actual costs incurred in connection with the subject disbursement request do not materially exceed the amount budgeted for such Work under the CapEx/FF&E Budget in effect and constitute expenditures for Capital Improvements.

4. None of the labor, materials, overhead or other items of expense specified in the disbursement request submitted herewith, other than payments on account of retainage, has previously been the basis of any disbursement request by the Borrower or any payment by the Servicer, other than for partially completed work or deposits and, when added to all sums previously disbursed by the Servicer on account of the related work, do not exceed the costs of all services completed, installed and/or delivered, or deposits made, as applicable, as of the date of this certificate. In addition, the amount remaining in the subject reserve will be sufficient to

                                   Exhibit L-1
Loan Agreement (FX #3)
pay in full the entire remaining cost of related work required to be completed in accordance with the Loan Agreement.

5. None of the materials or other items of expense specified in the disbursement request submitted herewith are stored at any Property unless such materials are properly stored and secured at the applicable Property in accordance with the Borrowers' customary procedures and sound construction practices as reasonably determined by Lender. None of the materials or other items of expense specified in the disbursement request submitted herewith are stored at any location other than at the Properties unless Lender determines in its reasonable discretion that Lender has a perfected first priority security interest in any such materials.

6. All permits and approvals required to complete the work in process have been obtained. All conditions to the disbursement have been met in accordance with the terms of the Loan Agreement.

7. The individual that is signing below on behalf of the Borrower has made due investigation of the matters herein set forth, and acknowledges that the Servicer is relying upon the certification made herein as a condition to advancing the requested reserve disbursement.

8. This Certification shall be deemed to be a "Loan Document" as that term is defined in the Loan Agreement. Accordingly, an uncured breach of any representation or warranty set forth herein shall constitute an Event of Default under the Mortgages and the Loan Documents.

      IN WITNESS WHEREOF, the Borrower has executed this Certification under seal as of the date written above.

                                 BORROWERS:
                                 Legal Entities listed on "Attachment A"

                                 By:   _________________________________________
                                       Name:  __________________________________
                                       Title: __________________________________

                                   Exhibit L-2

Loan Agreement (FX #3)

                                  ATTACHMENT A

BORROWERS:

                                   Exhibit L-3

Loan Agreement (FX #3)

                                   SCHEDULE 1

                                    BORROWERS

LODGIAN HOTELS FIXED III, LLC
LODGIAN AMI, INC.
MINNEAPOLIS MOTEL ENTERPRISES, INC.
SERVICO CENTRE ASSOCIATES, LTD.

                                   Schedule 1

Loan Agreement (FX #3)

                                  SCHEDULE 2.4

                    SCHEDULED MORTGAGE PRINCIPAL PAYMENTS

                                             SCHEDULED               SCHEDULED                    TOTAL
PERIOD              DATE                     INTEREST                PRINCIPAL                   PAYMENT
------            ---------                 ----------               ----------                 ----------
   1              8/1/2004                  378,428.43                75,955.08                 454,383.51
   2              9/1/2004                  377,998.26                76,385.25                 454,383.51
   3              10/1/2004                 365,386.11                88,997.40                 454,383.51
   4              11/1/2004                 377,061.61                77,321.90                 454,383.51
   5              12/1/2004                 364,474.54                89,908.97                 454,383.51
   6              1/1/2005                  376,114.49                78,269.02                 454,383.51
   7              2/1/2005                  375,671.21                78,712.30                 454,383.51
   8              3/1/2005                  338,913.29               115,470.22                 454,383.51
   9              4/1/2005                  374,571.45                79,812.06                 454,383.51
  10              5/1/2005                  362,051.07                92,332.44                 454,383.51
  11              6/1/2005                  373,596.51                80,787.00                 454,383.51
  12              7/1/2005                  361,102.23                93,281.28                 454,383.51
  13              8/1/2005                  372,610.67                81,772.84                 454,383.51
  14              9/1/2005                  372,147.55                82,235.96                 454,383.51
  15              10/1/2005                 359,692.06                94,691.45                 454,383.51
  16              11/1/2005                 371,145.51                83,238.00                 454,383.51
  17              12/1/2005                 358,716.86                95,666.65                 454,383.51
  18              1/1/2006                  370,132.28                84,251.23                 454,383.51
  19              2/1/2006                  369,655.12                84,728.39                 454,383.51
  20              3/1/2006                  333,448.62               120,934.89                 454,383.51
  21              4/1/2006                  368,490.34                85,893.17                 454,383.51
  22              5/1/2006                  356,132.79                98,250.72                 454,383.51
  23              6/1/2006                  367,447.44                86,936.07                 454,383.51
  24              7/1/2006                  355,117.81                99,265.70                 454,383.51
  25              8/1/2006                  366,392.88                87,990.63                 454,383.51
  26              9/1/2006                  365,894.54                88,488.97                 454,383.51
  27              10/1/2006                 353,606.50               100,777.01                 454,383.51
  28              11/1/2006                 364,822.63                89,560.88                 454,383.51
  29              12/1/2006                 352,563.29               101,820.22                 454,383.51
  30              1/1/2007                  363,738.74                90,644.77                 454,383.51
  31              2/1/2007                  363,225.37                91,158.14                 454,383.51
  32              3/1/2007                  327,608.21               126,775.30                 454,383.51
  33              4/1/2007                  361,991.10                92,392.41                 454,383.51
  34              5/1/2007                  349,807.58               104,575.93                 454,383.51
  35              6/1/2007                  360,875.56                93,507.95                 454,383.51
  36              7/1/2007                  348,721.91               105,661.60                 454,383.51
  37              8/1/2007                  359,747.56                94,635.95                 454,383.51
  38              9/1/2007                  359,211.58                95,171.93                 454,383.51
  39              10/1/2007                 347,102.49               107,281.02                 454,383.51
  40              11/1/2007                 358,064.99                96,318.52                 454,383.51
  41              12/1/2007                 345,986.60               108,396.91                 454,383.51
  42              1/1/2008                  356,905.57                97,477.94                 454,383.51
  43              2/1/2008                  356,353.51                98,030.00                 454,383.51
  44              3/1/2008                  332,843.58               121,539.93                 454,383.51
  45              4/1/2008                  355,109.97                99,273.54                 454,383.51
  46              5/1/2008                  343,110.70               111,272.81                 454,383.51
  47              6/1/2008                  353,917.53               100,465.98                 454,383.51
  48              7/1/2008                  341,950.20               112,433.31                 454,383.51
  49              8/1/2008                  352,711.77               101,671.74                 454,383.51
  50              9/1/2008                  352,135.95               102,247.56                 454,383.51
  51              10/1/2008                 340,216.32               114,167.19                 454,383.51
  52              11/1/2008                 350,910.28               103,473.23                 454,383.51

                                  Schedule 2.4

Loan Agreement (FX #3)

  53              12/1/2008                 339,023.47               115,360.04                 454,383.51
  54              1/1/2009                  349,670.91               104,712.60                 454,383.51
  55              2/1/2009                  349,077.87               105,305.64                 454,383.51
  56              3/1/2009                  314,757.45               139,626.06                 454,383.51
  57              4/1/2009                  347,690.69               106,692.82                 454,383.51
  58              5/1/2009                  335,890.09               118,493.42                 454,383.51
  59              6/1/2009                  346,415.34               107,968.17                 454,383.51
  60              7/1/2009                  334,648.90            61,058,031.88              61,392,680.78

                                  Schedule 2.4

Loan Agreement (FX #3)

                                SCHEDULE 2.12(G)

                         CROSSED LOANS/CROSSED BORROWERS

            1. Pool 1 Loan: A Loan in the amount of $63,801,000 ("Pool 1 Loan"), which Pool 1 Loan is evidenced by a Promissory Note, dated as of the date hereof ("Note 1"), made by the Pool 1 Borrowers to Lender and is further evidenced and secured by a Loan and Security Agreement, dated as of the date hereof ("Loan Agreement 1"), between Impac Hotels I, L.L.C., Lodgian Denver LLC, Macon Hotel Associates, L.L.C., Servico Northwoods, Inc. and Lodgian Hotels Fixed I, LLC (collectively, the "Pool 1 Borrowers") and Lender;

            2. Pool 2 Loan: A Loan in the amount of $67,864,000 ("Pool 2 Loan"), which Pool 2 Loan is evidenced by a Promissory Note, dated as of the date hereof ("Note 2"), made by the Pool 2 Borrowers to Lender and is further evidenced and secured by a Loan and Security Agreement, dated as of the date hereof ("Loan Agreement 2"), between Albany Hotels, Inc., AMI Operating Partners, L.P., Apico Inns of GreenTree, Inc., Dedham Lodging Associates I, Limited Partnership, Lodgian Hotels Fixed II, Inc., Lodgian Augusta LLC, Lodgian Lafayette LLC and Lodgian Tulsa LLC (collectively, the "Pool 2 Borrowers") and Lender; and

            3. Pool 4 Loan: A Loan in the amount of $61,516,500 ("Pool 4 Loan") which Pool 4 Loan is evidenced by a Promissory Note, dated as of the date hereof ("Note 4"), made by the Pool 4 Borrowers to Lender and is further evidenced and secured by a Loan and Security Agreement, dated as of the date hereof ("Loan Agreement 4"), between Lodgian Hotels Fixed IV, L.P., Little Rock Lodging Associates I, Limited Partnership, Lodgian Fairmont LLC, NH Motel Enterprises, Inc., Servico Columbia, Inc. and Servico Houston, Inc. (collectively, the "Pool 4 Borrowers") and Lender.

            "Crossed Loans" shall mean, collectively, the Pool 1 Loan, the Pool 2 Loan and Pool 4 Loan.

            "Crossed Borrowers" shall mean, collectively, the Pool 1 Borrowers, the Pool 2 Borrowers and the Pool 4 Borrowers.

                                Schedule 2.12(G)

Loan Agreement (FX #3)

                                 SCHEDULE 3.1(A)

                             LIST OF LOAN DOCUMENTS

1.    Loan and Security Agreement

2.    Note

3.    Mortgages

4.    Assignments of Leases

5.    Assignments of Agreements, Licenses, Permits and Contracts

6.    Assignments of Hotel Management Agreements

7.    Guaranty of Recourse Obligations

8.    Environmental Indemnity

9.    Deposit Account Agreements

10.   Financing Statements

11.   Cash Management Agreement

12.   Borrower's Closing Certificate under Section 3.1(D)

13.   Closing Certificate of Lodgian, Inc.

14.   Cooperation Agreement

15.   Agreement Regarding Right of First Offer

16.   Subordination and Standstill Agreement

17.   Contribution Agreement

18.   Cross-Guaranty

19.   Post Closing Agreement

                                 Schedule 3.1(A)
Loan Agreement (FX #3)

                                 SCHEDULE 4.1(C)

                    ORGANIZATIONAL CHART FOR BORROWER PARTIES

                                 Schedule 4.1(C)

Loan Agreement (FX #3)

                                  SCHEDULE 4.2

                                    CONSENTS

                                      None.

                                  Schedule 4.2

Loan Agreement (FX #3)

                                  SCHEDULE 4.5

                            CONDEMNATION PROCEEDINGS

                                      None

                                  Schedule 4.5

Loan Agreement (FX #3)

                                 SCHEDULE 4.5(A)

                    RIGHTS TO PURCHASE/RIGHTS OF FIRST OFFER

                                                           DATE OF AGREEMENT OR                 RIGHT OF FIRST REFUSAL
                                                           AMENDMENT GRANTING                    SECTION OF AGREEMENT
      FRANCHISOR               LOCATION                    RIGHT OF FIRST REFUSAL                     OR AMENDMENT
      ----------               --------                    ----------------------                     ------------
Courtyard by Marriott    1001 McClain Road                 12/23/98 (Amendment)                 Section A.; page 2
Bentonville, AR          Bentonville, AK 72712

Courtyard by Marriott    46 Cavalier Boulevard             12/23/98 (Amendment)                 Section A.; page 2
Florence, KY             Florence, KY 41042

Holiday Inn - Inner      301 West Lombard Street           5/28/1998                            Section 14.G.; page 25
Harbor                   Baltimore, MD 21201
Baltimore, MD

Holiday Inn              6323 Ritchie Highway              5/28/1998                            Section 14.G.; page 25
Glen Burnie, MD          Glen Burnie, MD 21061

Holiday Inn Cromwell     1100 Cromwell Bridge Road         5/28/1998                            Section 14.G.; page 24
Bridge Road              Baltimore, MD 21204
Baltimore, MD

Fairfield Inn            4 Amherst                         12/23/98 (Amendment)                 Section A.; page 2
Merrimack, NH            Merrimack, NH 03054

                                 Schedule 4.5(A)

Loan Agreement (FX #3)

                                 SCHEDULE 4.7(B)

                                    RENT ROLL

                                                                                                                    BASE RENT AND
                         TYPE OF                                        AREA                          SECURITY  PERCENTAGE RENT, IF
STATE   PROPERTY       AGREEMENT          LANDLORD       TENANT        (SF)           TERM            DEPOSIT           ANY
-----   --------       ---------          --------       ------        ----           ----            -------           ---
MD     Holiday Inn   Parking License   Lodgian AMI,   PMS Parking,   193      Commencing              N/A       $12,000 per month
       - Inner       Agreement         Inc.           Inc.           parking  May 1, 2000, expiring
       Harbor,                                                       spaces   April 30, 2010
       Baltimore

                                 Schedule 4.7(B)

Loan Agreement (FX #3)

                                 SCHEDULE 4.7(E)

                               FRANCHISE DEFAULTS

                                      None.

                                 Schedule 4.7(E)

Loan Agreement (FX #3)

                                  SCHEDULE 4.9

                                   LITIGATION

                                      None.

                                  Schedule 4.9

Loan Agreement (FX #3)

                                  SCHEDULE 4.14

                                   ERISA PLANS

1.    Lodgian, Inc. 401(k) Plan.

2.    Lodgian, Inc. Employee Health & Welfare Plan.

3.    Multiemployer Plans covering employees of the following unions:

      Hotel Employees & Restaurant Employees Local 17 (St. Paul, MN) (pension, welfare)

                                  Schedule 4.14

Loan Agreement (FX #3)

                                  SCHEDULE 4.20

                                    INSURANCE

                                  Schedule 4.20

Loan Agreement (FX #3)

                                  SCHEDULE 4.28

                        COLLECTIVE BARGAINING AGREEMENTS

           HOTEL                        BORROWER                                  UNION                         DATE OF AGREEMENT
           -----                        --------                                  -----                         -----------------
Holiday Inn - St. Paul, MN         Minneapolis Motel            Hotel Employees and Restaurant Employees,            10/1/01
                                   Enterprises, Inc.                            Local 17

                                  Schedule 4.28

Loan Agreement (FX #3)

                                  SCHEDULE 4.29

                         CONDOMINIUM PROPERTY DOCUMENTS

                  1. Declaration for West Palm Beach Condominium, dated as of August 15, 2003, by Servico Centre Associates, Ltd.

                  2. Survey of Condominium and Certification of Surveyor, dated August 19, 2003.

                  4. By-Laws of Condominium Association, dated August 15, 2003.

                  5. Certificate of Good Standing for Servico Centre Condominium Association, Inc., dated April 28, 2003.

                  6. Articles of Incorporation for Servico Centre Condominium Association, Inc., dated as of March 14, 2003.

                                  Schedule 4.29

Loan Agreement (FX #3)

                                  SCHEDULE 4.30

                                  GROUND LEASES

1.    LODGIAN AMI, INC.
      HOLIDAY INN, LOCATED AT 301 WEST LOMBARD STREET, BALTIMORE, MD

      Lease between Kalliope Pappas, Helen P. Thomas and Basil A. Thomas, husband & wife, George H. Pappas & Louisa N. Pappas, husband & wife, Alexander H. Pappas & Chrysanthe A. Pappas, husband & wife, and Harry P. Pappas and Anna Pappas, husband & wife, as lessor, and Coliseum Motor Inns, Inc., as lessee, dated December 31, 1962 and recorded among the Land Records of Baltimore City in Liber JFC No. 1447, Folio 1, as affected by that certain unrecorded Memorandum of Amendment to Lease, dated February 11, 1963, between Kalliope Pappas, widow, Helen P. Thomas and Basil A. Thomas, her husband, George H. Pappas and Louisa N. Pappas, his wife, Alexander H. Pappas and Chrysanthe A. Pappas, his wife, Harry P. Pappas and Anna Pappas, his wife, collectively, as lessor, Coliseum Motor Inns, Inc., as lessee, and Motels of Maryland, Inc., as guarantor, as further affected by that certain Agreement of Modification and Extension, dated September 10, 1964, between Harry G. Pappas & Sons, a Maryland general partnership, by its general partners, Basil A. Thomas, George H. Pappas, Alexander H. Pappas, Harry P. Pappas, Helen P. Thomas, Louisa N. Pappas, Chrysanthe A. Pappas, Anna Z. Pappas, Kalliope H. Pappas, as lessor, and Coliseum Motor Inns, Inc., as lessee, and Motels of Maryland, Inc. and American Motor Inns, Inc., as guarantors, recorded in the Land Records of Baltimore City, in Liber 1757, Page 403, as amended by that certain Amendment to Lease, dated January 26, 1966, between Basil A. Thomas, Kalliope Pappas, Helen P. Thomas, Louisa Pappas, Chrysanthe Pappas, Anna Pappas, George H. Pappas, Alexander A. Pappas, Harry P. Pappas, as lessor, and Coliseum Motor Inns, Inc., as lessee, recorded among the Land Records of Baltimore City in Liber JFC No. 2069, Folio 524, as further amended by that certain unrecorded Amendment to Lease Agreement dated March 15, 1985, between Basil A. Thomas, Steven A. Thomas, George H. Pappas, Louisa Pappas, Alexander Pappas, Chrysanthe Pappas, Harry P. Pappas, Anna Pappas and Coliseum Motors Inns, Inc., et al, as further affected by that certain unrecorded Notice of Intent to Extend Contract, dated May 9, 1985, as further amended by that certain Lease Agreement between said parties December 20, 1986 and recorded in Liber SEB No. 1117, Folio 50 and that certain Addendum to Amendment of Lease between said parties dated December 20, 1986 and recorded among the aforesaid Land Records in Liber 1117, Folio 62, as assigned by that certain Assignment of Lease and Indemnification Agreement, dated December 23, 1986, between Coliseum Motor Inns, Inc., as assignor, and AMI Operating Partners, L.P., as assignee, recorded among the Land Records of Baltimore City in Liber SEB No. 1117, Folio 069, as further amended by that certain unrecorded Amendment to Lease dated December 31, 1997, by AMI Operating Partners, L.P. in favor of Harry G. Pappas & Sons, LLC, as further assigned by that certain Assignment and Assumption of Lessee's Interest in Ground Lease, dated December 8, 1998, between AMI Operating Partners, L.P. and Lodgian AMI, Inc., recorded among the Land Records of Baltimore City in Liber FMC 8033, Folio 295 (providing constructive notice of all unrecorded documents

                                  Schedule 4.30

Loan Agreement (FX #3)
      noted above), as further affected by that certain unrecorded Notice of Extension to the Lease, dated November 8, 2002.

2.    LODGIAN AMI, INC.
      HOLIDAY INN, LOCATED AT 6323 GOVERNOR RITCHIE HWY., GLEN BURNIE, MD

      Unrecorded Lease Agreement, dated May 10, 1968, between David H. Greenberg and Janice C. Greenberg and A.O. Krisch, Joel Krisch and Rosalie K. Shaftman, as assigned by that certain unrecorded Assignment of Lease, dated January 18, 1971, from A.O. Krisch, Joel Krisch and Rosalie K. Shaftman to American Motor Inns, Inc., as further assigned by that certain unrecorded Assignment of Lease, dated January 18, 1971, from American Motors Inns, Inc. to Connecticut Motor Inns, Inc., as amended by that certain Amendment to Lease, dated February 24, 1971, from David H. Greenberg and Janice C. Greenberg, his wife, as lessors, to Connecticut Motor Ins, Inc. et al, as lessees, recorded among the Land Records of Anne Arundel County in Liber 2395, Folio 270, as further amended by that certain unrecorded Second Amendment to Lease, dated August 22, 1975, between David H. Greenberg and Janice C. Greenberg, as lessors, and Connecticut Motor Inns, Inc., as lessee, and American Motor Inns, Inc., as further amended by that certain Amendment to Lease Agreement, dated December 20, 1986, between General Motor Inns, Inc. and Connecticut Motor Inns, Inc. and American Motor Inns, Inc., recorded among the Land Records of Anne Arundel County, Maryland in Liber 4223, Folio 137, as further assigned by that certain Assignment of Lease and Indemnification Agreement, dated December 23, 1986, between Connecticut Motor Inns, Inc. and AMI Operating Partners, L.P., recorded among the Land Records of Anne Arundel County, Maryland in Liber 4223, Folio 145, as further assigned by that certain Assignment and Assumption of Lessee's Interest in Ground Lease, dated December 8, 1998, between AMI Operating Partners, L.P. and Lodgian AMI, Inc., recorded among the Land Records of Anne Arundel County, Maryland in Liber 8904, Folio 94 (providing constructive notice of all unrecorded documents noted above).

                                  Schedule 4.30

Loan Agreement (FX #3)

                                  SCHEDULE 5.14

                               MATERIAL AGREEMENTS

Agreement between PFG Broadline and Lodgian, Inc. dated July 2, 2003.

                                  Schedule 5.14

Loan Agreement (FX #3)

                                  SCHEDULE 6.5

                          REQUIRED CAPITAL IMPROVEMENTS

                                  Schedule 6.6

Loan Agreement (FX #3)

                                  SCHEDULE 6.6

                          ENVIRONMENTAL WORK/O&M PLANS

         LODGIAN  LOCATION
ML CODE    CODE     CODE     PROPERTY NAME            ADDRESS               CITY       STATE
------   -------  -------- -------------------   --------------------    -----------   -----
FIXED RATE LOAN #3
   19       har     1765   Holiday Inn -         301 W. Lombard St.      Baltimore       MD
                           Baltimore
    8       wpb     1108   Crowne Plaza - West   1601 Belvedere Rd.      West Palm       FL
                           Palm Beach                                    Beach
   20       gln     1770   Holiday Inn - Glen    6323 Ritchie Highway    Glen Burnie     MD
                           Burnie
    5       ben      505   Courtyard by          1001 McClain Rd.        Bentonville     AR
                           Marriott -
                           Bentonville
   23       crb     1780   Holiday Inn - Towson  1100 Cromwell Bridge    Towson          MD
                                                 Rd.
   25       stp     1910   Holiday Inn - St.     1201 West Country Rd. E St. Paul        MN
                           Paul


   45       myr     4040   Holiday Inn SunSpree  1601 N. Ocean Blvd.     Surfside        SC
                           - Surfside Beach                              Beach
   55       mmk     2828   Marriott Fairfield    4 Amherst Road          Merrimack       NH
                           Inn  - Merrimack
   27       flo     2035   Courtyard by          46 Cavalier Blvd.       Florence        KY
                           MARRIOTT - FLORENCE

         LODGIAN  LOCATION                                                        REMEDIATION       REQUIRED
ML CODE    CODE     CODE                  REQUIRED ENVIRONMENTAL WORK               COSTS       COMPLETION DATE
------   -------  --------                ---------------------------            -----------    ---------------
FIXED RATE LOAN #3
   19       har     1765   None                                                       $  0      Not Applicable

    8       wpb     1108   None                                                       $  0      Not Applicable

   20       gln     1770   None                                                       $  0      Not Applicable

    5       ben      505   None                                                       $  0      Not Applicable


   23       crb     1780   None                                                       $  0      Not Applicable

   25       stp     1910                                                              $495     September 30, 2004
                                                                                              (Except O&M Program
                                                                                             should be in place by
                                                                                                July 31, 2004)
   45       myr     4040   (1) Develop and implement an asbestos Operations and       $495      July 31, 2004
                           Maintenance Program ($495).
   55       mmk     2828   None                                                       $  0      Not Applicable

   27       flo     2035   None                                                       $  0      Not Applicable

                                  Schedule 6.6

Loan Agreement (FX #3)

                                  Schedule 6.7

                           RESERVE FUNDING CONDITIONS

            1. The Borrowers shall have submitted to Lender a written request for disbursement at least five (5) days prior to the date on which the Borrowers request such disbursement be made, specifying the specific Work or for which the disbursement is requested and such other information (such as the price of materials and the cost of contracted labor or other services) as Lender may reasonably require, which request must be on a form specified or approved by Lender;

            2. On the date such request is received by Lender and on the date such payment is to be made, no Event of Default shall exist and remain uncured;

            3. Lender shall have received a certificate from the Borrowers stating that all Work at the Property to be funded by the requested disbursement have been completed in a good and workmanlike manner and in accordance with any plans and specifications approved by Lender and all legal requirements of any Governmental Authority having jurisdiction over the Property, such certificate to be accompanied, in either case, by a copy of any license, permit or other approval by any Governmental Authority required to commence (only for the first advance with respect to each distinct item of work) and/or complete (only for the final advance with respect to each distinct item of work) such Work;

            4. Lender shall have received a certificate from the Borrowers stating that each Person that supplied materials or labor in connection with the Work to be funded by the requested disbursement has been paid in full or will be paid in full upon such disbursement, such certificate to be accompanied by copies of invoices for all items or materials purchased and all contracted labor or services provided, and, with respect to Work relating to mold, a certificate of a Certified Industrial Hygienist that the such Work has been completed in conformity with applicable mold clean-up procedures promulgated by the applicable Governmental Authority within the state in which the applicable Property is located, or, if no such procedures exist, in conformity with the New York City Department of Health or the United States Environmental Protection guidelines for mold related clean-up work;

            5. Lender shall have received appropriate lien waivers (including final lien waivers) from each contractor, supplier, materialman, mechanic or subcontractor who receives payment in an amount equal to or greater than $10,000 for completion of its work or delivery of its materials, which lien waivers shall conform to the requirements of applicable law and shall cover all work performed and materials supplied (including equipment and fixtures) for a Property by that contractor, supplier, subcontractor, mechanic or materialman through the date covered by the current disbursement request; and

            6. At Lender's option, Lender shall have received a title search for the Property effective to the date of the disbursement, which search shows that no mechanic's or materialmen's liens or other Liens of any nature have been placed against the Property since the date of recordation of the applicable Mortgage and that title to the Property is free and clear of all Liens (other than the Permitted Encumbrances).

                                  Schedule 6.7

Loan Agreement (FX #3)